Exhibit 10.1

Execution Version

FIFTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 10, 2022 (this “Amendment”) is made by and among NOVANTA CORPORATION, a Michigan corporation (the “Lead Borrower”), NOVANTA UK INVESTMENTS HOLDING LIMITED, a private limited company incorporated in England and Wales (the “U.K. Borrower”), Novanta Europe GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) formed and existing under the laws of Germany (the “German Borrower” and jointly and severally together with the Lead Borrower and the U.K. Borrower, collectively the “Existing Borrowers”), NOVANTA INC., a company continued and existing under the laws of the Province of New Brunswick, Canada (“Holdings” and, together with the Existing Borrowers, collectively, the “Borrowers”, and each individually a “Borrower”), each of the Subsidiaries of Holdings listed under the caption “GUARANTORS” on the signature pages hereto (each a “Guarantor” and collectively the “Guarantors”), each lender party hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lenders and L/C Issuer.

WHEREAS, the Existing Borrowers, Holdings, the Guarantors, the existing Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of December 31, 2019, as amended by the First Amendment to Third Amended and Restated Credit Agreement dated as of March 27, 2020, as amended by the Second Amendment to the Third Amended and Restated Credit Agreement dated as of June 2, 2020, as amended by the Third Amendment to the Third Amended and Restated Credit Agreement dated as of September 22, 2021 and as amended by the Fourth Amendment to the Third Amended and Restated Credit Agreement and First Amendment to Second Amended and Restated Security Agreement dated as of October 5, 2021 (as further amended, restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Existing Credit Agreement”), pursuant to which the existing Lenders have agreed to make certain financial accommodations to the Existing Borrowers;

WHEREAS, the Existing Borrowers, Holdings, the Guarantors and the Administrative Agent wish to amend the Existing Credit Agreement in certain respects, including, among other things, to (i) extend the Maturity Date, (ii) provide for Holdings to become a Borrower, (iii) increase the maximum aggregate amount of any request for increase in the Revolving Credit Facility in accordance with the provisions of Section 2.15 or increase in the Term Facility in accordance with the provisions of Section 2.16 from $200,000,000 to $350,000,000, (iv) replace LIBOR with SOFR and add certain successor rate provisions and (v) amend certain other provisions of the Existing Credit Agreement as set forth herein, all on the terms and conditions hereinafter set forth (the Existing Credit Agreement, as amended by this Amendment and as further amended, restated, extended, supplemented or otherwise modified in writing, the “Credit Agreement”); and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

2.Definitions.  Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

3.Amendments to Credit Agreement and Other Loan Documents.  Subject to the satisfaction of the conditions precedent specified in Section 4 below, the undersigned parties hereby agree that, effective as of the date hereof:

(a)the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit A hereto;

(b)Exhibits A, C-1 and C-2 to the Credit Agreement are hereby amended by deleting such exhibits in their entirety and replacing them with the corresponding exhibits set forth in Annex II attached hereto;

(c)(i) Schedule 2.01 to the Credit Agreement is hereby amended by deleting such schedule in its entirety and replacing it with the corresponding schedule set forth in Annex I attached hereto, which the parties agree reflects the joinders and assignments which have occurred on or prior to the date hereof and Schedule 5.08(c) to the Credit Agreement is hereby amended by inserting the attached supplemental Schedule 5.08(c) set forth in Annex I attached hereto; and

(d)the other Loan Documents to which Holdings is a party shall be amended, to the extent necessary, to reflect that Holdings shall be a Borrower.  In furtherance of the foregoing:

(i)Holdings hereby agrees to become a “Borrower” for all purposes of the Credit Agreement and the other Loan Documents and to continue to be a “Grantor” or “Debtor”, as applicable, for all purposes of the Collateral Documents and other Loan Documents, in each case, with the same force and effect as if it had been a signatory to such Loan Documents as a Borrower on the execution dates of the Credit Agreement, Collateral Documents and other Loan Documents; and

(ii)without limiting the foregoing, Holdings hereby, jointly and severally with the Existing Borrowers, agrees to assume all of the Obligations under the Credit Agreement as a Borrower thereunder, and to perform and observe all Obligations, covenants and agreements to be performed by each Borrower thereunder, and that it is and will continue to be bound in all respects by all of the terms and conditions of, the Credit Agreement and the other Loan Documents.

4.Joinder.   By executing this Amendment, Capital One, National Association (the “New Lender”) shall become a “Lender”, “Term Lender”, and/or “Revolving Credit Lender” (as applicable) under the Credit Agreement and the other Loan Documents.  The New Lender hereby (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender, a Term Lender and/or Revolving Credit Lender (as applicable) under the Credit Agreement, (ii) from and after the Fifth Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender, a Term Lender and/or

Revolving Credit Lender (as applicable) thereunder, (iii) it has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 of the Credit Agreement and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, Term Lender and Revolving Credit Lender.

5.Conditions Precedent.  The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions precedent:

(a)the Lead Borrower shall have delivered to the Administrative Agent a counterpart of (i) this Amendment executed by each Loan Party and (ii) the Fee Letter dated as of February 3, 2022 executed by the Lead Borrower;

(b)the existing Lenders (for the avoidance of doubt, other than any Lender that ceases to be a Lender on the date hereof as a result of assignments which have occurred on the date hereof), the New Lenders and the Administrative Agent shall, in each case, have indicated their consent and agreement by executing this Amendment;

(c)Holdings shall have delivered to the Administrative Agent an allonge to each existing Note issued by the Borrowers prior to the Fifth Amendment Effective Date, to the extent such Note is not replaced or amended and restated on the Fifth Amendment Effective Date (an “Existing Note”), to the extent requested by any existing Lender holding an Existing Note;

(d)the Borrowers shall have delivered to the Administrative Agent a Note executed by the Borrowers in favor of each New Lender requesting a Note;

(e)the Borrowers shall have paid all fees and other amounts due and payable by them under the Credit Agreement, including to the extent invoiced the reasonable fees, costs and expenses owing to Choate, Hall & Stewart LLP, and the fees provided for under the Fee Letter dated as of February 3, 2022;

(f)the Loan Parties shall have delivered to the Administrative Agent a certificate of each Loan Party dated as of the Fifth Amendment Effective Date signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase and (ii) in the case of the Lead Borrower, certifying that, before and after giving effect to the Amendment, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Fifth Amendment Effective Date, except (I) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (II) in the case of any representation and warranty qualified by materiality, they shall be  true and correct in all respects on and as of the Fifth Amendment Effective Date, and the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (B) no Event of Default exists;

(g)the Administrative Agent shall have received duly executed opinions of (a) counsel to the Domestic Loan Parties, (b) counsel to the U.K. Borrower and Novanta Technologies UK Limited, and (c) counsel to Holdings, in each case, addressed to the Administrative Agent and each Lender (including each New Lender) addressing such matters as the Administrative Agent shall reasonably request;

(h)the Administrative Agent shall have received a fully executed second supplemental debenture dated as of the Fifth Amendment Effective Date by and among Novanta Technologies UK Limited (previously known as GSI Group Limited), as charger and the Administrative Agent, in form and substance satisfactory to the Administrative Agent;

(i)the representations and warranties made by each Loan Party in Section 5 hereof are true and correct as of the date hereof;

(j)no Event of Default shall have occurred and be continuing; and

(k)the Loan Parties shall have provided to each Lender so requesting, and such Lender shall be reasonably satisfied with, (A) the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, and (B) with respect to any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Loan Party.

6.Representations and Warranties.  The Lead Borrower and the other Loan Parties each represents and warrants to the Lenders that the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on the date hereof, except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date hereof; provided that (a) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (b) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively and (c) each reference in the Credit Agreement or any other Loan Document to “this Agreement”, or the “Credit Agreement” or the like shall include reference to this Amendment and the Credit Agreement or such other Loan Document (as applicable) as amended hereby.

7.Effect on Loan Documents.  The Existing Credit Agreement and the other Loan Documents (each as amended hereby) shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed in all respects.  Except as expressly set forth herein the execution, delivery, and performance of this Amendment shall not operate as a waiver or an amendment of any right, power, or remedy of the Administrative Agent or any Lender under the Existing Credit Agreement or any other Loan Document, as in effect prior to the date hereof.  Each of the Loan Parties hereby ratifies and confirms in all respects all of its obligations under the Credit Agreement and the other Loan Documents (each as amended hereby) to which it is a party.

8. No Novation; Entire Agreement.  This Amendment evidences solely the amendment of the terms and provisions of the obligations of the Lead Borrower and the other Loan Parties under the Loan Documents and is not a novation or discharge thereof.  There are no other understandings, express or implied, among the Lead Borrower, the other Loan Parties, the Administrative Agent and the Lenders regarding the subject matter hereof or thereof.

9.Choice of Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

10.Electronic Signatures; Counterparts.  This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures.  Each of the Loan Parties agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on each of the Loan Parties to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of each of the Loan Parties enforceable against such in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered.   Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document.  All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record.  Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart.  For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.  For the avoidance of doubt, upon the request of the Administrative

Agent, each Loan Party and each Lender party hereto hereby agrees to deliver a manually signed original counterpart of each Communication to the Administrative Agent within a reasonable time after the effectiveness of this Amendment.

11.Construction.  This Amendment is a Loan Document.  This Amendment, the Credit Agreement and the other Loan Documents shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Amendment shall supersede and control the terms, provisions and conditions of the Existing Credit Agreement or such other Loan Document (as applicable).  Upon and after the effectiveness of this Amendment, each reference in the Existing Credit Agreement or such other Loan Document to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Existing Credit Agreement or such other Loan Document (as applicable), and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Existing Credit Agreement or such other Loan Document (as applicable), shall mean and be a reference to the Credit Agreement or such other Loan Document (as applicable) as modified and amended hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWERS:

NOVANTA CORPORATION

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title: Chief Financial Officer

NOVANTA UK INVESTMENTS HOLDING LIMITED

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title: Director

NOVANTA EUROPE GmbH

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title:    Managing Director

NOVANTA INC.

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title: Chief Financial Officer

[Fifth Amendment to Third A&R Credit Agreement]

GUARANTORS:

NOVANTA TECHNOLOGIES UK LIMITED

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title: Director

NDS SURGICAL IMAGING LLC

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title:    President

MED X CHANGE, LLC

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title:    President

NOVANTA MEDICAL TECHNOLOGIES CORP.

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title:    President

W.O.M. WORLD OF MEDICINE USA, INC.

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title:    President

[Fifth Amendment to Third A&R Credit Agreement]

ATI INDUSTRIAL AUTOMATION, INC.

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title:    President

MGC INDUSTRIAL, INC.

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title:    President

ATI INDUSTRIAL MEXICO, LLC

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title:    President

[Fifth Amendment to Third A&R Credit Agreement]

bank of america, n.a., as
Administrative Agent

By:  /s/ Melissa Mullis

Name:  Melissa Mullis

Title:    Vice President

[Fifth Amendment to Third A&R Credit Agreement]

bank of america, n.a., as a Lender

By:  /s/ John F. Lynch

Name:  John F. Lynch

Title:  Senior Vice President

Name of Treaty Lender	Bank of America, N.A.
Double tax treaty passport scheme reference number	13/B/7418/DTTP
Jurisdiction of tax residence	United States of America

[Fifth Amendment to Third A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:  /s/ David Tepper

Name:  David Tepper

Title:    Vice President

Name of Treaty Lender	JPMorgan Chase Bank, N.A, London Branch
Double tax treaty passport scheme reference number	13/M/0268710/DTTP
Jurisdiction of tax residence	US

[Fifth Amendment to Third A&R Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:  /s/ Christopher Mandonas

Name:  Christopher Mandonas

Title:    Vice President

Name of Treaty Lender	Wells Fargo Bank, N.A.
Double tax treaty passport scheme reference number	13/W/61173/DTTP
Jurisdiction of tax residence	United States of America

[Fifth Amendment to Third A&R Credit Agreement]

SILICON VALLEY BANK, as a Lender

By:  /s/ Francis Groccia

Name:  Francis Groccia

Title:  Director

Name of Treaty Lender	Silicon Valley Bank
Double tax treaty passport scheme reference number	13/S/0299723/DTTP
Jurisdiction of tax residence	United States of America

[Fifth Amendment to Third A&R Credit Agreement]

TD BANK, N.A., as a Lender

By:  /s/ Leonid Batsevitsky

Name:  Leonid Batsevitsky

Title:  Vice President

Name of Treaty Lender	TD Bank, N.A.
Double tax treaty passport scheme reference number	13/T/358618/DTTP
Jurisdiction of tax residence	United States of America

[Fifth Amendment to Third A&R Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:  /s/ Eileen P. Murphy

Name:  Eileen P. Murphy

Title:    Senior Vice President

PNC BANK CANADA BRANCH, as a Lender

By:  /s/ Caroline Stade

Name:  Caroline Stade

Title:    Senior Vice President

Name of Treaty Lender	PNC Bank, National Association
Double tax treaty passport scheme reference number	13/P/63904/DTTP
Jurisdiction of tax residence	United States of America

[Fifth Amendment to Third A&R Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:  /s/ Paul Isaac

Name:  Paul Isaac

Title:    Duly Authorized Signatory

Name of Treaty Lender	Capital One, National Association
Double tax treaty passport scheme reference number	13/C/365299/DTTP
Jurisdiction of tax residence	United States of America

[Fifth Amendment to Third A&R Credit Agreement]

EXECUTION VERSION

Exhibit A –

CONFORMED COPY THROUGH ~~FOURTH~~FIFTH AMENDMENT

DATED ~~OCTOBER 5~~MARCH 10, ~~2021~~2022

Published CUSIP Number:  66989JAA2

Revolver:  66989JAB0

Term: 66989JAC8

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of December 31, 2019

among

Novanta Corporation,

as the Lead Borrower,

the other Borrowers party hereto from time to time,

Novanta Inc.,

as Holdings and a Borrower,

the other Guarantors party hereto from time to time,

BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and
L/C Issuer,

and

The Other Lenders Party Hereto

BofA SECURITIES, INC., JPMORGAN CHASE BANK, N.A., and

WELLS FARGO SECURITIES LLC

as Joint Lead Arrangers

JPMORGAN CHASE BANK, N.A. and

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Co-Syndication Agents

SILICON VALLEY BANK, TD BANK, N.A. and BANK OF MONTREAL,

as Co-Documentation Agents

TABLE OF CONTENTS

SectionPage

ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS~~2~~8

1.01	Defined Terms~~2~~8
1.02	Other Interpretive Provisions~~47~~50
1.03	Accounting Terms~~48~~50
1.04	Rounding~~49~~51
1.05	Times of Day; Business Days~~49~~51
1.06	Letter of Credit Amounts~~49~~52
1.07	Exchange Rates; Currency Equivalents Generally~~49~~52
1.08	Interest Rates~~50~~52
1.09	Limited Condition Transactions~~50~~53
1.10	References to Alternative Currency Term Rate Loans.53
1.11	Replacement of Relevant Rate.54

ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS~~51~~56

2.01	The Loans~~51~~56
2.02	Borrowings, Conversions and Continuations of Loans~~52~~57
2.03	Letters of Credit~~54~~59
2.04	Swing Line Loans~~65~~68
2.05	Prepayments~~68~~70
2.06	Termination or Reduction of Commitments~~71~~73
2.07	Repayment of Loans~~72~~74
2.08	Interest~~74~~75
2.09	Fees~~74~~76
2.10	Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate~~75~~77
2.11	Evidence of Debt~~76~~77
2.12	Payments Generally; Administrative Agent’s Clawback~~76~~78
2.13	Sharing of Payments by Lenders~~78~~80
2.14	Extension of Maturity Date in respect of Term Loans or Revolving Credit Facility~~79~~81
2.15	Increase in Revolving Credit Facility ~~81~~ 82
2.16	Increase in Term Facility~~83~~84
2.17	Cash Collateral85
2.18	Defaulting Lenders86
2.19	Designated Lenders88

ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY88

3.01	Taxes88
3.02	(I) U.K. Taxes on Payments in respect of the U.K. Facility~~93~~92
3.02	(II) German Taxes on Payments in respect of the German Facility96
3.03	VAT~~98~~99
3.04	Illegality~~99~~100

i

3.05	Inability to Determine Rates~~100~~101
3.06	Increased Costs103
3.07	Compensation for Losses~~105~~104
3.08	Mitigation Obligations; Replacement of Lenders105
3.09	Survival~~106~~105
3.10	Designation of Lead Borrower as Borrowers’ Agent~~106~~105

ARTICLE IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS~~107~~106

4.01	Conditions of Initial Credit Extension~~107~~106
4.02	Conditions to all Credit Extensions~~109~~108

ARTICLE V. REPRESENTATIONS AND WARRANTIES~~110~~109

5.01	Existence, Qualification and Power~~110~~109
5.02	Authorization; No Contravention~~110~~109
5.03	Governmental Authorization; Other Consents~~111~~109
5.04	Binding Effect~~111~~109
5.05	Financial Statements; No Material Adverse Effect~~111~~110
5.06	Litigation~~112~~110
5.07	No Default~~112~~110
5.08	Ownership of Property; Investments~~112~~111
5.09	Environmental Compliance~~113~~111
5.10	Insurance~~114~~112
5.11	Taxes~~114~~112
5.12	ERISA Compliance~~114~~112
5.13	Subsidiaries; Equity Interests; Loan Parties~~116~~113
5.14	Margin Regulations; Investment Company Act~~116~~114
5.15	Disclosure~~117~~114
5.16	Compliance with Laws~~117~~114
5.17	Intellectual Property; Licenses, Etc.~~117~~114
5.18	Solvency~~118~~115
5.19	[Reserved]~~118~~115
5.20	Labor Matters~~118~~115
5.21	Collateral Documents~~118~~115
5.22	Subordination of Permitted Subordinated Debt~~118~~115
5.23	OFAC~~118~~115
5.24	Anti-Corruption Laws~~118~~115
5.25	Beneficial Ownership Certification~~119~~115
5.26	EEA Financial Institutions~~119~~116
5.27	Covered Entities~~119~~116

ARTICLE VI. AFFIRMATIVE COVENANTS~~119~~116

6.01	Financial Statements~~119~~116
6.02	Certificates; Other Information~~120~~117
6.03	Notices~~123~~119

6.04	Payment of Taxes~~124~~120
6.05	Preservation of Existence, Etc.~~124~~120
6.06	Maintenance of Properties~~124~~120
6.07	Maintenance of Insurance~~124~~120
6.08	Compliance with Laws~~125~~120
6.09	Books and Records~~125~~121
6.10	Inspection Rights~~125~~121
6.11	Use of Proceeds~~125~~121
6.12	Covenant to Guarantee Obligations and Give Security ~~126~~ 121
6.13	Compliance with Environmental Laws~~129~~123
6.14	Further Assurances~~130~~123
6.15	~~[Reserved]130~~Post-Closing Obligations 124
6.16	Anti-Corruption Laws124

ARTICLE VII. NEGATIVE COVENANTS~~130~~124

7.01	Liens~~130~~124
7.02	Indebtedness~~133~~127
7.03	Investments~~137~~129
7.04	Fundamental Changes~~139~~131
7.05	Dispositions~~139~~132
7.06	Restricted Payments~~142~~134
7.07	Change in Nature of Business~~143~~135
7.08	Transactions with Affiliates~~143~~135
7.09	Use of Proceeds~~144~~136
7.10	Financial Covenants~~144~~136
7.11	Amendments of Organization Documents~~144~~136
7.12	Accounting Changes~~145~~136
7.13	Prepayments, Amendments, Etc. of Permitted Subordinated Indebtedness~~145~~136
7.14	Sanctions~~145~~137
7.15	Anti-Corruption Laws~~145~~137
7.16	~~Holding Company145~~Captive Insurance Subsidiary 137

ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES~~146~~137

8.01	Events of Default~~146~~137
8.02	Remedies upon Event of Default~~148~~139
8.03	Application of Funds~~149~~140

ARTICLE IX. ADMINISTRATIVE AGENT~~150~~141

9.01	Appointment and Authority~~150~~141
9.02	Rights as a Lender~~151~~142
9.03	Exculpatory Provisions~~151~~142
9.04	Reliance by Administrative Agent~~152~~143
9.05	Delegation of Duties~~153~~143
9.06	Resignation of Administrative Agent~~153~~143

9.07	Non-Reliance on Administrative Agent and Other Lenders~~155~~145
9.08	No Other Duties, Etc.~~156~~146
9.09	Administrative Agent May File Proofs of Claim~~156~~146
9.10	Collateral and Guaranty Matters~~157~~147
9.11	Secured Cash Management Agreements and Secured Hedge Agreements~~158~~147
9.12	Certain ERISA Matters~~158~~148
9.13	Recovery of Erroneous Payments148

ARTICLE X. CONTINUING GUARANTY~~160~~149

10.01	Guaranty~~160~~149
10.02	Rights of Lenders~~160~~149
10.03	Certain Waivers~~161~~150
10.04	Obligations Independent~~161~~150
10.05	Subrogation~~161~~150
10.06	Termination; Reinstatement~~162~~150
10.07	Subordination~~162~~151
10.08	Stay of Acceleration~~162~~151
10.09	Condition of Borrowers~~162~~151
10.10	Rights of Contribution~~163~~151
10.11	Joint and Several Obligations~~163~~152
10.12	Keepwell.~~164~~152

ARTICLE XI. MISCELLANEOUS~~164~~153

11.01	Amendments, Etc.~~164~~153
11.02	Notices; Effectiveness; Electronic Communications~~168~~156
11.03	No Waiver; Cumulative Remedies; Enforcement~~170~~157
11.04	Expenses; Indemnity; Damage Waiver~~171~~158
11.05	Payments Set Aside~~173~~160
11.06	Successors and Assigns~~174~~160
11.07	Treatment of Certain Information; Confidentiality~~180~~166
11.08	Right of Setoff~~181~~167
11.09	Interest Rate Limitation~~182~~167
11.10	Canadian Interest Act~~182~~168
11.11	~~Counterparts;~~ Integration; Effectiveness~~182~~168
11.12	Survival of Representations and Warranties~~183~~168
11.13	Severability~~183~~168
11.14	Replacement of Lenders~~183~~168
11.15	Governing Law; Jurisdiction; Etc.~~184~~169
11.16	Waiver of Jury Trial~~185~~170
11.17	No Advisory or Fiduciary Responsibility.~~185~~170
11.18	Electronic Execution ~~of Assignments and Certain Other Documents186~~; Electronic Records; Counterparts. 170
11.19	USA PATRIOT Act~~186~~171
11.20	Judgment Currency~~186~~172
11.21	Acknowledgement and Consent to Bail-In of ~~EEA~~Affected Financial Institutions~~187~~172

11.22	Third Amended and Restated Agreement~~188~~173
11.23	[Reserved]~~188~~173
11.24	Acknowledgement Regarding Any Supported QFCs~~188~~173
11.25	German Parallel Debt~~.189~~ 174
11.26	Administration of German Law Security.~~190~~174

SIGNATURESS-1

SCHEDULES

1.01	Existing Letters of Credit
2.01	Commitments and Applicable Percentages
5.05	Supplement to Interim Financial Statements
5.08(b)	Owned Real Property
5.08(c)	Leased Real Property (Lessee)
5.08(d)	Existing Investments
5.09	Environmental Matters
5.13	Subsidiaries and Other Equity Investments; Loan Parties
5.17	Intellectual Property Matters
6.12	Guarantors
6.15	Post-Closing Obligations
7.02	Existing Indebtedness
7.05	Certain Properties
11.02	Administrative Agent’s Office, Certain Addresses for Notices

EXHIBITS

Form of

A	Committed Loan Notice
B	Swing Line Loan Notice
C-1	Revolving Credit Note
C-2	Term Note
D	Compliance Certificate
E-1	Assignment and Assumption
E-2	Administrative Questionnaire
F-1	Guaranty Supplement
F-2	[Reserved]
G-1	Security Agreement
G-2	[Reserved]
G-3	[Reserved]
H	[Reserved]

I[Reserved]

JForeign Lender Certificate
KResponsible Officer Certificate

LSolvency Certificate

MNotice of Loan Prepayment

NPermitted Acquisition Certificate

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“Agreement”) is entered into as of December 31, 2019, among NOVANTA CORPORATION, a Michigan corporation (the “Lead Borrower”), NOVANTA UK INVESTMENTS HOLDING LIMITED, a private limited company incorporated in England and Wales (the “U.K. Borrower”), Novanta Europe GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) formed and existing under the laws of Germany (the “German Borrower” and jointly and severally together with the Lead Borrower, the U.K. Borrower and each other Person to join as a Borrower (including Holdings), collectively the “Borrowers” and each a “Borrower”), NOVANTA INC., a company continued and existing under the laws of the Province of New Brunswick, Canada (“Holdings”), each of the Subsidiaries of Holdings listed under the caption “GUARANTORS” on the signature pages hereto and each Subsidiary of Holdings that becomes a Guarantor after the date hereof pursuant to Section 6.12 (each a “Guarantor” and collectively the “Guarantors”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, BofA SECURITIES, INC., as joint lead arranger, JPMORGAN CHASE BANK, N.A., as joint lead arranger and co-syndication agent, WELLS FARGO SECURITIES LLC, as joint lead arranger, WELLS FARGO BANK, NATIONAL ASSOCIATION, as co-syndication agent, SILICON VALLEY BANK, as co-documentation agent, TD BANK, N.A., as co-documentation agent and BANK OF MONTREAL, as co-documentation agent.

PRELIMINARY STATEMENTS:

Prior to the date of this Agreement, the Borrowers and the Guarantors, on the one hand, and Bank of America, N.A., as the Administrative Agent, and the lenders party thereto, on the other hand, entered into that certain Second Amended and Restated Credit Agreement, dated as of May 19, 2016 (as amended pursuant to that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 22, 2016, that certain Joinder, Assumption and Amendment Agreement dated as of May 30, 2017, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of August 1, 2017, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of February 26, 2018 and that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of November 1, 2019, and as further amended from time to time and in effect immediately prior to the Third Restatement Date (as defined below), the “~~Existing~~2016 Credit Agreement”), pursuant to which the lenders party thereto provided the Borrowers and Guarantors with certain financial accommodations.

The Borrowers have requested that the Administrative Agent and the Lenders amend and restate the ~~Existing~~2016 Credit Agreement to, among other things, increase the Revolving Credit Commitment to $350,000,000, increase the Term Commitment to the Dollar Equivalent of $100,000,000, denominated in Euros, to increase the potential aggregate incremental increase of the Revolving Credit Facility and the Term Facility under Sections 2.15 and 2.16 to $200,000,000, extend the Maturity Date, and effect the other changes set forth in this Credit Agreement, and the Administrative Agent and the Lenders have indicated their willingness to so amend the ~~Existing~~2016 Credit Agreement and to lend and the L/C Issuer has indicated its willingness to issue letters of credit, in each case, on the terms and subject to the conditions set forth herein.

In accordance with Section 11.01 of the ~~Existing~~2016 Credit Agreement, the Borrowers, the Guarantors, the Lenders and the Administrative Agent desire to amend and restate the ~~Existing~~2016 Credit Agreement as provided herein.

On the First Amendment Effective Date, certain Lenders made new or additional Revolving Credit Commitments in an amount equal to $145,000,000; and on the Fourth Amendment Effective Date, certain Lenders ~~are making~~made new or additional Revolving Credit Commitments in an amount equal to $200,000,000.  On the Fifth Amendment Effective Date, the Maturity Date was extended, the maximum aggregate amount of requested increases to the Revolving Credit Facility and the Term Facility under Sections 2.15 and 2.16 was increased to $350,000,000, and Holdings became a Borrower.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I.
DEFINITIONS AND ACCOUNTING TERMS

1.01Defined Terms

As used in this Agreement, the following terms shall have the meanings set forth below:

“2016 Credit Agreement” has the meaning specified in the recitals.

“2019 Corporate Restructuring Transactions” means, collectively, the following transactions:  (i) the creation of Novanta Medical Technologies Corp., a Delaware corporation, which shall be a wholly-owned Subsidiary of the Lead Borrower and shall serve as a holding company, (ii) the transfer of 100% of the shares of WOM World of Medicine USA Inc., a Florida corporation, to Novanta Medical Technologies Corp. on or around December 31, 2019 and (iii) the transfer of 100% of the shares of Laser Quantum Inc., a Delaware corporation, to the Lead Borrower on or around December 31, 2019 and the subsequent liquidation of Laser Quantum Inc. on or around December 31, 2019.

“Act” has the meaning specified in Section 11.19.

“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02, with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Lead Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit E-2 or any other form approved by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Affiliated Lender” has the meaning specified in Section 11.06(b)(vii).

“Agent Parties” has the meaning specified in Section 11.02(c).

“Aggregate Commitments” means the Commitments of all the Lenders.

“Aggregate Credit Exposures” means, at any time, in respect of (a) the Term Facility, the aggregate amount of the Term Loans outstanding at such time and (b) in respect of the Revolving Credit Facility, the sum of (i) the unused portion of the Revolving Credit Facility at such time and (ii) the Total Revolving Credit Outstandings at such time.

“Agreement” means this Third Amended and Restated Credit Agreement.

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“Agreement Currency” has the meaning specified in Section 11.20.

“Alternative Currency” means each of the following currencies: Euros and Sterling.

“Alternative Currency Conforming Changes” means, with respect to the use, administration of or any conventions associated with SONIA or any proposed Alternative Currency Successor Rate for Sterling, any conforming changes to the definitions of “SONIA”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for Sterling (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for Sterling exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

“Alternative Currency Daily Rate” means, for any day, with respect to any extension of credit under the Credit Agreement denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment; provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.  Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice.

“Alternative Currency Daily Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.”  All Alternative Currency Daily Rate Loans must be denominated in Sterling.

“Alternative Currency Loan” means an Alternative Currency Daily Rate Loan or ~~a Loan that bears interest based on the EURIBOR Rate~~an Alternative Currency Term Rate Loan, as applicable.

“Alternative Currency Scheduled Unavailability Date” has the meaning set forth in Section 1.11.

“Alternative Currency Successor Rate” has the meaning set forth in Section 1.11.

“Alternative Currency Term Rate” means, for any Interest Period, with respect to any Credit Extension denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period; provided, that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

“Alternative Currency Term Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.”  All Alternative Currency Term Rate Loans must be denominated in Euros.

“Alternative Extension Transaction” has the meaning specified in Section 2.14(g).

“Ancillary Document Confirmations” means, collectively, the Third Confirmation and Amendment of Ancillary Loan Documents dated as of the Third Restatement Date by and among the Loan Parties and the Administrative Agent and the Canadian Confirmation and Amendment  of Ancillary Loan Documents dated as of the Third Restatement Date by and among Holdings and the Administrative Agent.

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“Applicable Authority” means~~,~~ (a) with respect to SOFR, the SOFR Administrator or any Governmental Authority having jurisdiction over the Administrative Agent or the SOFR Administrator and (b) with respect to any Alternative Currency, the applicable administrator for the Relevant Rate for such Alternative Currency or any ~~governmental authority~~Governmental Authority having jurisdiction over the Administrative Agent or such administrator.

“Applicable Fee Rate” means, at any time, in respect of the Revolving Credit Facility, the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Fee Rate
Pricing Level	Consolidated Leverage Ratio	Commitment Fee
1	< 1.0:1.0	0.20%
2	≥ 1.0:1.0 but < 1.5:1.0	~~0.25%~~0.225%
3	≥ 1.5:1.0 but < 2.0:1.0	~~0.30%~~0.25%
4	≥ 2.0:1.0 but < 2.5:1.0	~~0.35%~~0.275%
5	≥ 2.5:1.0	~~0.40%~~0.30%

Any increase or decrease in the Applicable Fee Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Revolving Lenders, Pricing Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Fee Rate for any period shall be subject to the provisions of Section 2.10(b).

“Applicable Percentage” means (a) in respect of the Term Facility, with respect to any Term Lender at any time, the percentage (carried out to the ninth decimal place) of the Term Facility represented by (i) prior to the Third Restatement Date, such Term Lender’s Term Commitment at such time and (ii) thereafter, the principal amount of such Term Lender’s Term Loans at such time, and (b) in respect of the Revolving Credit Facility, with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility represented by such Revolving Credit Lender’s Revolving Credit Commitment at such time.  If the commitment of each Revolving Credit Lender to make Revolving Credit Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Revolving Credit Commitments have expired, then the Applicable Percentage of each Revolving Credit Lender in respect of the Revolving Credit Facility shall be determined based on the Applicable Percentage of such Revolving Credit Lender in respect of the Revolving Credit Facility most recently in effect, giving effect to any subsequent assignments.  The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Applicable Rate” means in respect of the Term Facility and the Revolving Credit Facility, the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate

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Pricing Level	Consolidated Leverage Ratio	~~Eurocurrency Rate~~Term SOFR Loans, Alternative Currency Loans and Letters of Credit	Base Rate
1	< 1.0:1.0	~~1.25%~~0.75%	~~0.25%~~0.00%
2	≥ 1.0:1.0 but < 1.5:1.0	~~1.50%~~1.00%	~~0.50%~~0.00%
3	≥ 1.5:1.0 but < 2.0:1.0	~~1.75%~~1.25%	~~0.75%~~0.25%
4	≥ 2.0:1.0 but < 2.5:1.0	~~2.00%~~1.50%	~~1.00%~~0.50%
5	≥ 2.5:1.0	~~2.25%~~1.75%	~~1.25%~~0.75%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Term Lenders or the Required Revolving Lenders, as applicable, Pricing Level 5 shall apply to the applicable Facility as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).

“Applicable Revolving Credit Percentage” means with respect to any Revolving Credit Lender at any time, such Revolving Credit Lender’s Applicable Percentage in respect of the Revolving Credit Facility at such time.

“Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency, as applicable, as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Appropriate Lender” means, at any time, (a) with respect to either the Term Facility or the Revolving Credit Facility, a Lender that has a Commitment with respect to such Facility or holds a Term Loan or a Revolving Credit Loan, respectively, at such time, (b) with respect to the Letter of Credit Sublimit, (i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Revolving Credit Lenders, (c) with respect to the Swing Line Sublimit, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders and (d) with respect to any Incremental Tranche that is a new tranche of Term Loans, or, prior to the funding thereof, any Incremental Tranche that is an increase to an existing tranche of Term Loans or Incremental Revolving Commitment, the Lenders and Eligible Assignees holding commitments of such Incremental Tranche or Incremental Revolving Commitment, as applicable.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

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“ARGES Acquisition Agreement” means the Share Purchase Agreement between the German Borrower, Holdings, ARGES GmbH, a company registered with the commercial register at the local court of Amberg under HRB 1748 (“ARGES”), each Seller (as defined therein) and Mr. Markus Guggenmos, of Efeustraße 22, 92421 Schwandorf-Fronberg, Germany, dated as of June 21, 2019.

“Arrangers” means, collectively, BofA Securities, Inc., JPMorgan Chase Bank, N.A. and Wells Fargo Securities LLC in their capacities as joint lead arrangers.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E-1 or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease, and (c) all Synthetic Debt of such Person.

“Audited Financial Statements” means the audited consolidated balance sheet of Holdings and its Subsidiaries for the fiscal year ended December 31, 2018, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of Holdings and its Subsidiaries, including the notes thereto.

“Availability Period” means in respect of the Revolving Credit Facility, the period from and including the Third Restatement Date to the Maturity Date for the Revolving Credit Facility.

~~“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.~~

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable ~~EEA~~ Resolution Authority in respect of any liability of an ~~EEA~~Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bank of America” means Bank of America, N.A. and its successors.

“Base Rate” means for any day a fluctuating rate of interest per annum equal to the highest of (a) the Federal Funds Rate plus ~~1/2 of 1~~0.50%, (b) the rate of interest in effect for such day as publicly announced from

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time to time by Bank of America as its “prime rate,” and (c) ~~the Eurocurrency Rate~~Term SOFR plus 1.00%, subject to the interest rate floors set forth therein; provided that if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.  ~~Base Rate Loans shall only be issued in Dollars and are only available to Borrowers that are not Foreign Borrowers.~~   If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.05 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.

“Base Rate Loan” means a Revolving Credit Loan or a Term Loan that bears interest based on the Base Rate.

~~“Benchmark” means, initially, LIBOR; provided that if a replacement of the Benchmark has occurred pursuant to Section 3.05(b) then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.~~

~~“Benchmark Replacement” means:~~

~~(1)For purposes of Section 3.05(b)(i), the first alternative set forth below that can be determined by the Administrative Agent:~~

~~(a)the sum of: (i) Term SOFR and (ii) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration, 0.42826% (42.826 basis points) for an Available Tenor of six-months’ duration, and 0.71513% (71.513 basis points) for an Available Tenor of twelve-months’ duration , or~~

~~(b)the sum of: (i) Daily Simple SOFR and (ii) 0.26161% (26.161 basis points);~~

~~provided  that, if initially LIBOR is replaced with the rate contained in clause (b) above (Daily Simple SOFR plus the applicable spread adjustment) and subsequent to such replacement, the Administrative Agent determines that Term SOFR has become available and is administratively feasible for the Administrative Agent in its sole discretion, and the Administrative Agent notifies the Lead Borrower and each Lender of such availability, then from and after the beginning of the Interest Period, relevant interest payment date or payment period for interest calculated, in each case, commencing no less than thirty (30) days after the date of such notice, the Benchmark Replacement shall be as set forth in clause (a) above; and~~Base Rate Loans shall only be issued in Dollars and are only available to Borrowers that are not Foreign Borrowers.

~~(2)For purposes of Section 3.05(b)(ii), the sum of (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Lead Borrower as the replacement Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by a Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time;~~

~~provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than 0%, the Benchmark Replacement will be deemed to be 0% for the purposes of this Agreement and the other Loan Documents.~~

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~~Any Benchmark Replacement shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Benchmark Replacement shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.~~

~~“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).~~

~~“Benchmark Transition Event” means, with respect to any then-current Benchmark other than LIBOR, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark or a Governmental Authority with jurisdiction over such administrator announcing or stating that all Available Tenors are or will no longer be representative, or made available, or used for determining the interest rate of loans, or shall or will otherwise cease, provided that, at the time of such statement or publication, there is no successor administrator that is reasonably satisfactory to the Administrative Agent, that will continue to provide any representative tenors of such Benchmark after such specific date.~~

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Borrower” and “Borrowers” have the meaning specified in the introductory paragraph hereto.

“Borrower Materials” has the meaning specified in Section 6.02.

“Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing or a Term Borrowing, as the context may require.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located; provided that:  ~~(a)~~

(a)if such day relates to any interest rate settings as to ~~a Eurocurrency Rate~~an Alternative Currency Loan denominated in ~~Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day that is also a London Banking Day; (b) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in~~ Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such ~~Eurocurrency Rate~~Alternative Currency Loan, or any other dealings in Euro to be carried out

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pursuant to this Agreement in respect of any such ~~Eurocurrency Rate~~Alternative Currency Loan, means a Business Day that is also a TARGET Day; ~~(c)~~

(b)if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom~~, (d) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than Dollars, Sterling or Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency~~; and ~~(e)~~

(c)if such day relates to any fundings, disbursements, settlements and payments in a currency other than ~~Dollars, Sterling or~~ Euro or Sterling in respect of ~~a Eurocurrency Rate~~an Alternative Currency Loan denominated in a currency other than ~~Dollars, Sterling or~~ Euro or Sterling, or any other dealings in any currency other than ~~Dollars, Sterling or~~ Euro or Sterling to be carried out pursuant to this Agreement in respect of any such ~~Eurocurrency Rate~~Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

“Canadian Security Agreement” means, collectively, a security agreement and a pledge agreement, each dated as of the Original Closing Date, governed by Canadian law and securing the assets of the Loan Parties organized under Canadian Law, each duly executed by each applicable Loan Party, as the same may be supplemented, modified, amended and/or restated or replaced from time to time.

“Capital Expenditures” means for any period, for Holdings and its Subsidiaries on a consolidated basis, all capital expenditures, as determined in accordance with GAAP.  For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds or proceeds from Dispositions shall be included in Capital Expenditures only to the extent of the gross amount by which such purchase price exceeds the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such insurance proceeds or proceeds from Dispositions, as the case may be.  Further, any expenditures that constitute all or a portion of a Permitted Acquisition or other Investment permitted hereunder or are financed with the proceeds of Indebtedness (other than Revolving Credit Loans), shall not be included for purposes of calculating Consolidated Fixed Charge Coverage Ratio.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

“Captive Insurance Subsidiary” means any direct or indirect Subsidiary of Holdings or its Subsidiaries which acts as captive insurer for Holdings and/or its Subsidiaries and which is designated as a “Captive Insurance Subsidiary” by the Lead Borrower to the Administrative Agent from time to time.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, L/C Issuer or Swing Line Lender (as applicable) and the Lenders, as collateral for L/C Obligations, Obligations in respect of Swing Line Loans, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if the L/C Issuer or Swing Line Lender benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to (a) the Administrative Agent and (b) the L/C Issuer or the Swing Line Lender (as applicable). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such ~~cash collateral~~Cash Collateral and other credit support.

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“Cash Equivalents” means any of the following:

(a)readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;

(b)time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than 180 days from the date of acquisition thereof;

(c)commercial paper in an aggregate amount of no more than $10,000,000 per issuer outstanding at any time issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than 180 days from the date of acquisition thereof;

(d)Investments, classified in accordance with GAAP as current assets of any Borrower or any Subsidiary, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, or the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition;

(e)with respect to Holdings or any Foreign Subsidiary, any Investment in certificates of deposit or bankers’ acceptances of any bank organized under the laws of Canada, Japan or any country that is a member of the European Economic Community whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof; provided in each case that such Investment matures within one year from the date of acquisition thereof;

(f)repurchase agreements with respect to investments described in the foregoing clause (a) with counterparties that are banks described in the foregoing clause (b);

(g)investments of the type and maturity described in clauses (a) through (d) above, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies; and

(h)investments of any Captive Insurance Subsidiary in accordance with any investment policy or any insurance statutes or regulations applicable to it.

“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements.

“Cash Management Bank” means any Person that, at the time it enters into a Cash Management Agreement (or, in the case of Cash Management Agreements existing on the Third Restatement Date, on the Third

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Restatement Date), is a Lender or an Affiliate of a Lender, in its capacity as a party to such Cash Management Agreement.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

“CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

“CFC” means a Person that is a controlled foreign corporation under Section 957 of the Code.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means an event or series of events by which:

(a)any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the equity securities of Holdings entitled to vote for members of the board of directors or equivalent governing body of Holdings on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right);

(b)except to the extent permitted under Section 7.04, Holdings shall cease, directly or indirectly, to own and control legally and beneficially all of the Equity Interests in each Borrower (other than Holdings); or

(c)except to the extent permitted under Section 7.04 or Section 7.05, Holdings shall cease to have the power, directly or indirectly, to direct or cause the direction of the management or policies of each Borrower (other than Holdings) or any Guarantor (other than Holdings), whether through the ability to exercise voting power, by contract or otherwise.

“CME” means CME Group Benchmark Administration Limited (CBA).

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means all of the “Collateral” and “Mortgaged Property” referred to in the Collateral Documents and all of the other property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties.

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“Collateral Documents” means, collectively, the Security Agreement, the U.K. Security Agreements, the Canadian Security Agreement, the German Security Agreements, each Intellectual Property Security Agreement (including IP Security Agreement Supplements), the Equity Interest Pledge Agreements, the Mortgages, each of the Security Agreement Supplements, the Ancillary Document Confirmations, any security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 6.12, and each of the other agreements, instruments or documents now existing or hereafter entered into by any of the Loan Parties that state that it is a Collateral Document or that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

“Commitment” means a Term Commitment or a Revolving Credit Commitment, as the context may require.

“Committed Loan Notice” means a notice of (a) a Term Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of ~~Eurocurrency~~Alternative Currency Term Rate Loans or Term SOFR Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower or the Lead Borrower, on its behalf or on behalf of any other Borrower.

“Communication” means this Agreement, any Loan Document and any document, any amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document.

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR, SONIA or any proposed Successor Rate or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “SONIA”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated EBITDA” means, for any period, for Holdings and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for any Measurement Period plus (a) the following to the extent deducted in calculating such Consolidated Net Income with respect to such period: (i) Consolidated Interest Charges and, to the extent not reflected in such Consolidated Interest Charges, (A) fees, expenses and charges incurred in respect of financing activities (including commissions, discounts and closing fees) during such period and (B) payments made in respect of Swap Contracts permitted hereunder entered into for the purpose of hedging interest rate or currency exchange rate risk during such period; (ii) the provision for federal, state, local and foreign income and other similar taxes for such period, including all taxes reported as “income taxes” on Holding’s consolidated financial statements for such period; (iii) depreciation and amortization expense for such

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period; (iv) non-recurring expenses (such as consulting, legal, financial, or auditing expenses) in respect of acquisitions (whether or not consummated) in an amount not to exceed $15,000,000 in the aggregate during any Measurement Period (“Acquisition Expenses”), (v) other unusual or non-recurring charges, including restructuring charges from ongoing operations or Specified Transactions that are not prohibited hereunder (in each case, whether or not consummated) in any Measurement Period, in an amount not to exceed 25% of Consolidated EBITDA for such period, and (vi) following a Specified Transaction, the amount of run-rate cost savings and synergies (for the avoidance of doubt, synergies shall not include new revenues) projected by the Borrowers from action taken or expected to be taken during the 12-month period following the date of such Specified Transaction, net of the amount of actual benefits theretofore realized during such period from such actions; provided that (1) such amounts are reasonably identifiable, quantifiable and factually supportable in the good faith judgment of the Borrowers, (2) such run-rate cost savings and synergies are directly attributable to such Permitted Acquisition or Specified Transactions, (3) no amounts shall be added pursuant to this clause to the extent duplicative of any amounts that are otherwise added back in computing Consolidated EBITDA, whether through a pro forma adjustment or otherwise, with respect to such period and (4) the aggregate amount of run-rate cost savings and synergies added pursuant to this clause (vi) for any such Measurement Period shall not exceed $10,000,000; (vii) Non-Cash Charges minus (b) without duplication and to the extent included in determining Consolidated Net Income for such period, (i) non-cash income or gains, all as determined in accordance with GAAP and (ii) earnings from equity method investments less the aggregate amount of cash actually distributed by such Person during such Measurement Period to Holdings or a Subsidiary as dividend or other distribution.

“Consolidated Fixed Charge Coverage Ratio” means, at any date of determination, the ratio of (a) (i) Consolidated EBITDA less (ii) the sum of (x) the aggregate amount of all cash Capital Expenditures plus (y) the aggregate amount of Federal, state, local and foreign income taxes paid in cash (net of cash tax refunds) to (b) the sum of (i) Consolidated Interest Charges paid in cash, (ii) the aggregate scheduled amortization payments under Section 2.07(a) (regardless of whether such scheduled amortization payments had been voluntarily or mandatorily prepaid), for so long as any amounts are outstanding under the Term Loan Facility, (iii) the aggregate principal amount of all other regularly scheduled principal payments or redemptions or similar contractually required acquisitions for value of outstanding debt for borrowed money (including regularly scheduled payments under any Capitalized Leases, except for the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP), but excluding any (x) voluntary repayments and redemptions to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02 and (y) bullet repayment of long-term debt payable at the maturity of such debt, and (iv) the aggregate amount of all Restricted Payments made pursuant to Section 7.06(d) (excluding cashless exercise of options), in each case, of or by Holdings and its Subsidiaries for the most recently completed Measurement Period.

“Consolidated Funded Indebtedness” means, as of any date of determination, for Holdings and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder and any Permitted Subordinated Debt) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all Purchase Money Indebtedness, (c) all unpaid reimbursement obligations arising under drawn letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than (i) trade accounts payable in the ordinary course of business and earn-outs or other similar forms of contingent purchase price; provided that, for the avoidance of doubt, any non-contingent seller debt shall be included in the calculation of Consolidated Funded Indebtedness and (ii) any obligation to pay deferred purchase price in respect of the purchase of shares in ARGES, under the ARGES Acquisition Agreement, in an amount not to exceed 24,800,000 Euros in the aggregate (the “ARGES Deferred Purchase Price”); provided, that if the ARGES Deferred Purchase Price is not paid within ten (10) Business Days after the date it is due, such ARGES Deferred Purchase Price shall be included as Consolidated Funded Indebtedness), (e) all Attributable Indebtedness other

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than in respect of Capitalized Leases for real property (if capitalization of such leases arises under GAAP), (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than any Borrower or any Subsidiary, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which any Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to such Borrower or such Subsidiary, in the cases of clauses (a), (b) and (d), to the extent any of such obligations would appear as a liability on the face of a balance sheet of Holdings prepared in accordance with GAAP.

“Consolidated Interest Charges” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP and (b) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, in each case, of or by Holdings and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period.

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a)(i) Consolidated Funded Indebtedness as of such date minus (ii) an amount equal to the lesser of (x) $25,000,000 and (y) the sum of the amount of (without duplication) (A) unrestricted cash and Cash Equivalents of the Loan Parties as of such date, (B) unrestricted cash and Cash Equivalents of Holdings and its Subsidiaries held at deposit or securities accounts with the Administrative Agent or any Lender as of such date and (C) cash and Cash Equivalents of the Loan Parties held at deposit or securities accounts with the Administrative Agent or any Lender and restricted solely in favor of the Secured Parties as collateral security for the Obligations as of such date, to (b) Consolidated EBITDA of Holdings and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period.

“Consolidated Net Income” means, at any date of determination, the net income (or loss) of Holdings and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period.

“continuing” and “continuance of” and “existence of” mean, with respect to (a) any Default (other than an Event of Default), that such Default (other than an Event of Default) has not been remedied or waived and (b) any Event of Default, that such Event of Default has not been waived, in each case in accordance with the terms of this Agreement.

“Contractual Obligation” means, as to any Person, any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Covered Entity” means any of the following:  (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning specified in Section 11.24.

“Credit Extension” means each of the following:  (a) a Borrowing and (b) an L/C Credit Extension.

“CTA” means  the United Kingdom Corporation Tax Act 2009.

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~~“Daily Simple SOFR” with respect to any applicable determination date means the secured overnight financing rate (“SOFR”) published on such date by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source).~~

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) ~~when used~~ with respect to ~~Obligations other than Letter of Credit Fees, an interest~~any Obligation for which a rate is specified, a rate per annum equal to two percent (2%) in excess of the rate otherwise applicable thereto and (b) with respect to any Obligation for which a rate is not specified or available, a rate per annum equal to ~~(i)~~ the Base Rate plus ~~(ii)~~ the Applicable Rate~~, if any, applicable to~~ for Revolving Loans that are Base Rate Loans plus ~~(iii) 2% per annum; provided, however, that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum and (b) when used with respect to Letter of Credit Fees, a rate equal~~two percent (2%), in each case, to the fullest extent permitted by Applicable ~~Rate plus 2% per annum~~Law.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” means, subject to Section 2.18(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender in good faith notifies the Administrative Agent and the Borrowers in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Borrowers, the Administrative Agent, the L/C Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states in good faith that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrowers, to confirm in writing to the Administrative Agent and the Borrowers that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrowers), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law or a Bail-In Action (or any comparable proceeding initiated by a regulatory authority having jurisdiction over such Lender or such Person), (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity

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Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.  Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.17(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrowers, the L/C Issuer, the Swing Line Lender and each other Lender promptly following such determination.

“Designated Acquisition” means a Permitted Acquisition with aggregate consideration greater than or equal to $50,000,000.

“Designated Jurisdiction” means any country, region or territory to the extent that such country, region or territory itself is the subject of any Sanction.

“Designated Lender” shall have the meaning set forth in Section 2.19.

“Designated Non-Cash Consideration” means the fair market value of non-cash consideration received by a Loan Party in connection with a Disposition that is so designated as Designated Non-Cash Consideration pursuant to a certificate of an authorized officer of the Lead Borrower, setting forth the basis of such valuation, executed by either a senior vice president or the principal financial officer of the Lead Borrower, less the amount of cash or Cash Equivalents received in connection with a subsequent sale of, or collection on, or other disposition of such Designated Non-Cash Consideration. A particular item of Designated Non-Cash Consideration will no longer be considered to be outstanding when and to the extent it has been paid, redeemed or otherwise retired or sold or otherwise disposed of in compliance with Section 7.05.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any property by any Person (including any sale and leaseback transaction and any issuance of Equity Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Maturity Date of the Term Loans at the time such Equity Interest is first issued.

“Dividing Person” has the meaning assigned to it in the definition of “Division”.

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

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“Documentation Agent” means, collectively, Silicon Valley Bank, TD Bank, N.A. and Bank of Montreal in their capacities as co-documentation agents under this Agreement.

“Dollar” and “$” mean lawful money of the United States.

“Dollar Equivalent” means, for any amount, at ~~any~~the time of determination thereof, (a) ~~with respect to any~~if such amount ~~denominated~~is expressed in Dollars, such amount, ~~and (b) with respect to any~~(b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the Alternative Currency last provided (either by publication or otherwise provided to the Administrative Agent or the L/C Issuer, as applicable) by the applicable Bloomberg source (or such other publicly available source for displaying exchange rates) on date that is two (2) Business Days immediately preceding the date of determination (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent or the L/C Issuer, as applicable using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any ~~Alternative Currency~~other currency, the equivalent of such amount ~~thereof~~ in Dollars as determined by the Administrative Agent or the L/C Issuer, as ~~the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency, as the case may be~~applicable, using any method of determination it deems appropriate in its sole discretion. Any determination by the Administrative Agent or the L/C Issuer pursuant to clauses (b) or (c) above shall be conclusive absent manifest error.

“Domestic Subsidiary” means any Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia.

“Domestic Loan Party” means any Loan Party organized under the laws of the United States of America, any State thereof or the District of Columbia.

~~“Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.~~

~~“Early Opt-in Election” means the occurrence of:~~

~~(1)a determination by the Administrative Agent, or a notification by the Lead Borrower to the Administrative Agent that the Lead Borrower has made a determination, that U.S. dollar-denominated syndicated credit facilities currently being executed, or that include language similar to that contained in Section 3.05(b), are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, and~~

~~(2)the joint election by the Administrative Agent and the Lead Borrower to replace LIBOR with a Benchmark Replacement and the provision by the Administrative Agent of written notice of such election to the Lenders.~~

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

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“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Electronic Record’ and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.06(b)(iii), (v), (vi) and (vii) (subject to such consents, if any, as may be required under Section 11.06(b)(iii)).

“EMU” means the economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992, the Amsterdam Treaty of 1997, the Nice Treaty of 2001 and the Lisbon Treaty of 2007.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interest Pledge Agreements” means all debentures, share pledge agreements or other similar agreements among any Loan Party and the Administrative Agent, providing for a pledge of the shares of such Loan Party’s Subsidiaries (the “Foreign Pledgees”) to the Secured Parties as Collateral for the Obligations, along with any related parallel debt agreements that may be required under the law of the jurisdiction of formation of such Foreign Pledgees.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations promulgated thereunder.

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“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is ~~in reorganization~~insolvent; (d) the filing of a notice of intent to terminate a Pension Plan pursuant to Section 4041(c) of ERISA or the treatment of a Multiemployer Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the commencement of proceedings by the PBGC to terminate a Pension Plan; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Borrower or any ERISA Affiliate; or (i) a failure by any Borrower or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules in respect of a Pension Plan, whether or not waived, or the failure by any Borrower or any ERISA Affiliate to make any required contribution to a Multiemployer Plan.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

~~“EURIBOR Rate” has the meaning specified in clause (a)(ii) of the definition of Eurocurrency Rate.~~

“Euro” and “EUR” mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

“Euro Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in Euros as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Euros with Dollars.

~~“Eurocurrency Rate” means:~~

~~(a)for any Interest Period, with respect to any Credit Extension:~~

~~(i)denominated in Dollars (as long as there is a published LIBOR Rate with respect thereto), the rate per annum equal to the London Interbank Offered Rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for the relevant currency and for a period equal in length to the Interest Period for that Loan (“LIBOR”), as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at or about 11:00 a.m. (London time) on the Rate Determination Date, for deposits in the relevant currency, with a term equivalent to such Interest Period;~~

~~(ii)denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time~~

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~~to time) (in such case, the “EURIBOR Rate”) at or about 11:00 a.m. (Brussels, Belgium time) on the Rate Determination Date with a term equivalent to such Interest Period; and~~

~~(b)for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two London Banking Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day;~~

~~provided that if the Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.~~

  ~~“Eurocurrency Rate Loan” means a Revolving Credit Loan or a Term Loan that bears interest at a rate based on the clause (a) of the definition of “Eurocurrency Rate”.  Eurocurrency Rate Loans may be denominated in Dollars or in an Alternative Currency.  All Loans denominated in an Alternative Currency or made to a Foreign Borrower must be Eurocurrency Rate Loans.~~

“Euro Tranche” means that €116,000,000 tranche which forms part of the Existing Revolving Credit Loans.

“Event of Default” has the meaning specified in Section 8.01.

“Excluded Subsidiary” means (a) each Foreign Subsidiary (excluding any Foreign Subsidiary which is a Guarantor as of the Third Restatement Date), (b) each Domestic Subsidiary that is not a wholly owned Subsidiary for so long as such Subsidiary is not a wholly owned Subsidiary, (c) each Domestic Subsidiary that is a Subsidiary of a Foreign Subsidiary, (d) each Immaterial Subsidiary, (e) each Domestic Subsidiary acquired after the Third Restatement Date to the extent that such Domestic Subsidiary is prohibited by, or unable to obtain a required consent or approval after commercially reasonable efforts to do so under, any applicable contractual obligation (which contractual obligation was in effect prior to the acquisition of such Person and was not entered into in contemplation of such acquisition) or any applicable Laws from guaranteeing the Obligations, (f) each Foreign Subsidiary Holding Company, (g) any Subsidiary to the extent that a guarantee by the Subsidiary or a pledge of the stock or assets of the Subsidiary would result in a material adverse tax consequence to any direct or indirect parent of such Subsidiary, as reasonably determined by the Lead Borrower in consultation with the Administrative Agent, and (h) any Captive Insurance Subsidiary.

“Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Loan Party of, or the grant by such Loan Party of a Lien to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act  or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 10.12 and any other “keepwell, support or other agreement for the benefit of such Loan Party and any and all guarantees of such Loan Party’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Loan Party, or grant by such Loan Party of a Lien, becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Contracts for which such Guaranty or Lien is or becomes excluded in accordance with the first sentence of this definition.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits or similar Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or

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(ii) that are Other Connection Taxes, (b) any United States backup withholding tax, (c) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by any Borrower under Section 11.14) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii), Section 3.01(a)(iii) or Section 3.01(c), (d) amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (e) Taxes attributable to such Recipient’s failure to comply with its obligations under Section 3.01(e) or Section 3.02 and (f) any Taxes imposed pursuant to FATCA.

“Existing ~~Credit Agreement” has the meaning specified in the recitals.~~

~~“Existing~~ Letters of Credit” means the letters of credit issued under the ~~Existing~~2016 Credit Agreement and described in Schedule 1.01.

“Existing Loan Documents” means the Loan Documents (as such term is defined in the ~~Existing~~2016 Credit Agreement).

“Existing Maturity Date” has the meaning specified in Section 2.14(a).

“Existing Revolving Credit Commitments” means the Revolving Credit Commitments (as such term is defined in the ~~Existing~~2016 Credit Agreement) of the Existing Revolving Credit Lenders under the ~~Existing~~2016 Credit Agreement.

“Existing Revolving Credit Lender” means a Revolving Credit Lender (as such term is defined in the ~~Existing~~2016 Credit Agreement) under the ~~Existing~~2016 Credit Agreement.

“Existing Revolving Credit Loans” means the Revolving Credit Loans (as such term is defined in the ~~Existing~~2016 Credit Agreement) of the Existing Revolving Credit Lenders under the ~~Existing~~2016 Credit Agreement.

“Existing Term Lender” means a Term Lender (as such term is defined in the ~~Existing~~2016 Credit Agreement) under the ~~Existing~~2016 Credit Agreement.

“Existing Term Loans” means the Term Loans (as such term is defined in the ~~Existing~~2016 Credit Agreement) of the Existing Term Lenders under the ~~Existing~~2016 Credit Agreement.

“Extension Amendment” has the meaning specified in Section 2.14(h).

“Extraordinary Receipt” means any cash received by or paid to or for the account of any Person out of the proceeds of property or casualty insurance or condemnation awards (and payments in lieu thereof).

~~“Euro Tranche” means that €116,000,000 tranche which forms part of the Existing Revolving Credit Loans.~~

“Facility” means the Term Facility or the Revolving Credit Facility, as the context may require.

“FATCA” means sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with)~~,~~ and any current or future regulations or official interpretations thereof~~,~~ and any agreements entered into pursuant to Section 1471(b)(1) of the Code, as of the date of this Agreement (or any amended or successor version described above) and any intergovernmental ~~agreements entered into in connection with the foregoing~~ agreement

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(and ~~any~~related fiscal or regulatory legislation, or related official rules or practices ~~adopted pursuant to any such intergovernmental agreement and any other similar law, regulation, or exchange of information regime in any jurisdiction~~) implementing the foregoing.

“Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Fee Letter” means, collectively, (i) the letter agreement, dated as of November 14, 2019, among the Lead Borrower, BofA Securities, Inc. and the Administrative Agent, (ii) the letter agreement, dated as of March 16, 2020, among the Borrowers, BofA Securities, Inc. and the Administrative Agent ~~and~~, (iii) the Incremental Amendment Fee Letter, dated as of September 15, 2021, among the Borrowers, BofA Securities, Inc. and the Administrative Agent and (iv) the letter agreement, dated as of February 3, 2022, among the Lead Borrower, BofA Securities, Inc. and the Administrative Agent.

“Fifth Amendment” means the Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of March 10, 2022, among the Borrowers, the other Loan Parties and the Administrative Agent.

“Fifth Amendment Effective Date” means March 10, 2022.

“First Amendment” means the First Amendment to Third Amended and Restated Credit Agreement, dated as of the First Amendment Effective Date, among the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means March 27, 2020.

~~“First Restatement Date” means the date of the Existing Credit Agreement, December 27, 2012.~~

“Foreign Borrower” means any Borrower that is organized under the laws of a jurisdiction other than the Unites States, a state thereof or the District of Columbia.

“Foreign Government Scheme or Arrangement” has the meaning specified in Section 5.12(d).

“Foreign Lender” means any Lender that is organized under the Laws of a jurisdiction other than that in which any Borrower is organized or resident for tax purposes (including such a Lender when acting in the capacity of the L/C Issuer).  For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Plan” has the meaning specified in Section 5.12(d).

“Foreign Pledgees” has the meaning specified in the definition of Equity Interest Pledge Agreements.

“Foreign Subsidiary” means a Subsidiary that is not a Domestic Subsidiary.

“Foreign Subsidiary Holding Company” means any Subsidiary substantially all of whose assets consist of Equity Interests or, if applicable, intercompany debt, of one or more direct or indirect subsidiaries that are CFCs or other Foreign Subsidiary Holding Companies.

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“Fourth Amendment” means the Fourth Amendment to Third Amended and Restated Credit Agreement and First Amendment to Second Amended and Restated Security Agreement, dated as of the Fourth Amendment Effective Date, among the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” means October 5, 2021.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“Fronting Insurance Company” means any insurance company providing insurance to Holdings or any one or more of its Subsidiaries that enters into a Reinsurance Contract with a Captive Insurance Subsidiary.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied, subject to Section 1.03(b).

“German Borrower” as defined in the preamble. For the avoidance of doubt, the German Borrower may borrow in Euros, Dollars or Sterling, provided that (i) any Borrowing by the German Borrower in Euros shall be at the ~~EURIBOR~~Alternative Currency Term Rate, (ii) any Borrowing by the German Borrower in Dollars shall be at ~~the then-current Benchmark~~Term SOFR; and (iii) any Borrowing by the German Borrower in Sterling shall be at the Alternative Currency Daily Rate.

“German Facility” means any Loan to a German Borrower.

“German Lender” means any lenders under a German Facility.

“German Parallel Debt” has the meaning specified in Section 11.25.

“German Qualifying Lender” means a German Lender which is beneficially entitled to interest payable to that Lender in respect of an advance in respect of the German Facility under any Loan Document and is a Lender which is solely tax resident in Germany or a German Treaty Lender.

“German Security Agreements” means, collectively, (i) the Global Security Assignment Agreement of Claims and Receivables dated as of May 30, 2017 between the German Borrower, as Assignor, and the Administrative Agent, as Assignee, (ii) the Security Transfer Agreement of Tangible Assets dated as of May 30, 2017 between the German Borrower, as Transferor, and the Administrative Agent, as Transferee, (iii) the Account Pledge Agreement dated as of May 30, 2017 between the German Borrower, as Pledgor, and the Administrative

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Agent, as Agent and Pledgee, and the Lenders as Pledgees, (iv) the Share Pledge Agreement dated October 19, 2011 between the Lead Borrower as pledgor and the Administrative Agent as pledgee, as amended pursuant to that certain Share Purchase and Assignment Agreement between Excel Technology Inc. and Novanta UK Investments Holding Limited (f/k/a GSI Group UK Investments Holding Limited) dated July 24, 2015 relating to the shares in Novanta Europe GmbH (f/k/a GSI Group Europe GmbH), (v) the Share Pledge Agreement dated as of June 15, 2016 between the Lead Borrower as pledgor and the Administrative Agent, as pledgee relating to the shares of GSI Group GmbH, (vi)  the Share Pledge Agreement dated as of June 15, 2016 between the U.K. Borrower as pledgor and the Administrative Agent as pledgee, relating to the shares of the German Borrower, (vii) the Share Pledge Agreement dated as of June 15, 2016 between the German Borrower as pledgor and  the Administrative Agent as pledgee, relating to the shares of  Novanta Distribution (USD) GmbH (f/k/a GSI Group Distribution (USD) GmbH), (viii) the Share Pledge Agreement dated as of January 28, 2020 between the U.K. Borrower as pledgor and the Administrative Agent as pledgee, relating to the shares of the German Borrower, (ix) the Share Pledge Agreement dated as of January 28, 2020 between the German Borrower as pledgor and the Administrative Agent as pledgee, relating to the shares of Novanta Distribution (USD) GmbH, (x) the Security Confirmation Agreement dated January 28, 2020 between the German Borrower as company and the Administrative Agent as administrative agent, (xi) other security and pledge agreements reasonably requested by the Administrative Agent, securing payment of all the Obligations of the German Borrower under the Loan Documents and constituting Liens on all such properties and (~~ix~~xii) any other existing security agreements governed by German law, in each case, as the same may be supplemented, modified, amended and/or restated or replaced from time to time.

“German Tax Credit” means a credit against, relief or remission for, or repayment of any Tax.

“German Tax Payment” means a payment made by the German Borrower under Section 3.02(II)(b) or Section 3.02(II)(d).

“German Treaty” means a jurisdiction having a double taxation agreement (a “Treaty”) with Germany which makes provision for full exemption from tax imposed by Germany on interest.

“German Treaty Lender” means a German Lender which:

(a)is treated as a resident of a German Treaty State for purposes of the relevant Treaty; and

(b)does not carry on a business in Germany through a permanent establishment with which that Lender’s participation in any advance is effectively connected; and

(c)meets any other conditions in the relevant Treaty which must be fulfilled under the relevant Treaty for residents of that German Treaty State to obtain full exemption from German taxation on interest in relation to payments of interest by the German Borrower at the time of the relevant interest payment, subject to the completion of any necessary procedural formalities.

“German Treaty State” means a jurisdiction having a double taxation agreement (a “Treaty”) with Germany which makes provision for full exemption from tax imposed by Germany on interest.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

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“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien).  The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.  The term “Guarantee” as a verb has a corresponding meaning.

“Guaranteed Obligations” has the meaning set forth in Section 10.01(a).

“Guarantors” means, collectively, Holdings, the Subsidiaries of Holdings listed on Schedule 6.12 and each other Subsidiary of Holdings that shall be required to execute and deliver a guaranty or guaranty supplement pursuant to Section 6.12.  ~~For the avoidance of doubt, no Captive Insurance Subsidiary shall be a Guarantor if it would be prohibited from becoming a Guarantor by applicable Law.~~

“Guaranty” means, collectively, the Guaranty made by the Guarantors under Article X in favor of the Secured Parties, together with the Holdings Guaranty and each other guaranty and guaranty supplement, substantially in the form of Exhibit F-1, executed and delivered by a Subsidiary to the Administrative Agent pursuant to Section 6.12.

“Hazardous Materials” means all substances, pollutants or wastes that are defined, listed or regulated under Environmental Law as “hazardous” or “toxic” or “pollutants” (or terms of similar intent or meaning) including, but not limited to, explosive or radioactive substances, petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, and infectious or medical wastes.

“Hedge Bank” means any Person that, at the time it enters into a Swap Contract  permitted under Article VI or VII (or, in the case of Swap Contracts existing on the Third Restatement Date, on the Third Restatement Date), is a Lender or an Affiliate of a Lender, in its capacity as a party to such Swap Contract.

“Holdings” has the meaning specified in the introductory paragraph hereto.

“Holdings Guaranty” means the Guaranty made by Holdings, substantially in the form of Exhibit F-2 to the Original Credit Agreement, executed and delivered by Holdings on the Original Closing Date.

“Immaterial Subsidiary” means on any date, any Subsidiary that did not, as of the last day of the fiscal quarter of Holdings most recently ended for which financial statements are available, have, individually or collectively with all other Subsidiaries that are Immaterial Subsidiaries, either (i) assets with a value in excess of 5.0% of total assets of, or (ii) revenues in an amount in excess of 5.0% of the total revenues of, Holdings and its Subsidiaries on a consolidated basis for the period of four consecutive fiscal quarters ended on such day.

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“Incremental Revolving Commitment” has the meaning specified in Section 2.15(a).

“Incremental Tranche” has the meaning specified in Section 2.16(a).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c)net obligations of such Person under any Swap Contract;

(d)all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and earn-outs or other similar forms of contingent purchase price; provided that, for the avoidance of doubt, any non-contingent seller debt shall be considered Indebtedness);

(e)indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)all Attributable Indebtedness in respect of Capitalized Leases and Synthetic Lease Obligations of such Person and all Synthetic Debt of such Person;

(g)all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Disqualified Equity Interest in such Person or any other Person or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(h)all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.  The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.

Notwithstanding the foregoing, the definitions of “Indebtedness” and “Synthetic Debt” will be deemed not to include obligations (“Escrowed Obligations”) incurred in connection with or otherwise outstanding in advance of, a transaction (including any repayment, prepayment or redemption as to which a notice thereof has been delivered to the applicable holders thereof), solely to the extent that the proceeds to satisfy such obligations are and continue to be held in an escrow, trust, collateral or similar account or arrangement (collectively, an “Escrow”) and are not otherwise made available for any other purpose (it being understood that in any event, any such proceeds held in such Escrow shall not be deemed to represent cash or Cash Equivalents for purposes of calculating the Consolidated Leverage Ratio); provided that upon the release of the proceeds of Escrowed

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Obligations from such Escrow such obligations, to the extent outstanding after such release, may constitute Indebtedness or Synthetic Debt after such date.

“Indemnified Taxes” means Taxes imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document, other than Excluded Taxes.

“Indemnitees” has the meaning specified in Section 11.04(b).

“Information” has the meaning specified in Section 11.07.

“Initial Revolving Credit Loan” means each Revolving Credit Loan deemed made on the Third Restatement Date pursuant to Section 2.01(b).

“Intellectual Property Security Agreement” means, collectively, each Copyright Security Agreement, each Patent Security Agreement, and each Trademark Security Agreement (as each such term is defined in the Security Agreement), together with each IP Security Agreement Supplement, in each case as amended from time to time.

“Interest Payment Date” means, (a) as to any ~~Eurocurrency Rate~~Term SOFR Loan, the last ~~day~~Business Day of each Interest Period applicable to such Loan ~~and the Maturity Date of the Facility under which such Loan was made~~; provided, however, that if any Interest Period for a ~~Eurocurrency Rate~~Term SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall ~~also~~ be Interest Payment Dates~~; and~~, (b) as to any Base Rate Loan~~, Alternative Currency Daily Rate Loan or~~ (including a Swing Line Loan~~, the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made (with Swing Line Loans being deemed made under the Revolving Credit Facility for purposes of this definition)~~), the last Business Day of each March, June, September and December and the Maturity Date, (c) as to any Alternative Currency Daily Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date and (d) as to any Alternative Currency Term Rate Loan, the last day of each Interest Period applicable to such Loan; provided, however, that if any Interest Period for an Alternative Currency Term Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall be Interest Payment Dates.

“Interest Period” means~~,~~ as to each ~~Eurocurrency~~Term SOFR Loan or Alternative Currency Term Rate Loan, the period commencing on the date such ~~Eurocurrency~~Term SOFR Loan or Alternative Currency Term Rate Loan, as applicable, is disbursed or converted to or continued as ~~a Eurocurrency~~an Alternative Currency Term Rate Loan or Term SOFR Loan, as applicable, and ending on the date one, three or six months thereafter (in each case, subject to availability for the interest rate applicable to the relevant currency), as selected by the Lead Borrower in its Committed Loan Notice, or such other period that is twelve months or less requested by the Lead Borrower and consented to by all the Appropriate Lenders and the Administrative Agent (in the case of each requested Interest Period, subject to availability); provided that:

(a)any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Term SOFR Loan or an Alternative Currency Term Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b)any Interest Period pertaining to a Term SOFR Loan or an Alternative Currency Term Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

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(c)no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made.

“Inventory” has the meaning specified in Section 1 of the Security Agreement.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit or all or a substantial part of the business of, such Person.  For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, but giving effect to any repayments of principal in the case of any Investment in the form of a loan or advance, any reduction in the amount of the relevant Guaranteed Obligations in the case of any Investment in the form of a Guarantee and any return of capital or return on Investment in the case of any equity investment (whether as a distribution, dividend, redemption or sale).  If any Borrower or any Subsidiary issues, sells or otherwise disposes of any Equity Interests of a Person that is a Subsidiary (in a Disposition permitted hereunder) such that, after giving effect thereto, such Person is no longer a Subsidiary, any Investment by such Borrower or such Subsidiary in such person remaining after giving effect thereto will not be deemed to be a new Investment at such time.

“IP Rights” has the meaning specified in Section 5.17.

“IP Security Agreement Supplement” any Copyright Security Agreement, Patent Security Agreement or Trademark Security Agreement (as each term is defined in the Security Agreement) executed after the Original Closing Date.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and any Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit.

“Judgment Currency” has the meaning specified in Section 11.20.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Revolving Credit Percentage.  All L/C Advances shall be denominated in Dollars.

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“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing.  All L/C Borrowings shall be denominated in Dollars.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“L/C Issuer” means Bank of America in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.  For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the Swing Line Lender.

“Lender Party” and “Lender Recipient Party” means collectively, the Lenders, the Swing Line Lender and the L/C Issuer.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Lead Borrower and the Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office.

“Letter of Credit” means any standby or commercial letter of credit issued hereunder and shall include the Existing Letters of Credit.  Letters of Credit may be issued in Dollars or in an Alternative Currency.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

“Letter of Credit Expiration Date” means the day that is seven days prior to the Maturity Date then in effect for the Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Fee” has the meaning specified in Section 2.03(h).

“Letter of Credit Sublimit” means an amount equal to $20,000,000.  The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility.

~~“LIBOR” has the meaning specified in the definition of Eurocurrency Rate.~~

~~“LIBOR Rate” has the meaning specified in clause (a)(i) of the definition of Eurocurrency Rate.~~

~~“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).~~

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“Limited Condition Transaction” has the meaning specified in Section 1.09.

“Lien” means any mortgage, pledge, hypothecation, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan” means an extension of credit by a Lender to the Borrowers under Article II in the form of a Term Loan, a Revolving Credit Loan or a Swing Line Loan.

“Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty (including the Holdings Guaranty), (d) the Collateral Documents, (e) the Fee Letter, (f) each Issuer Document; (g) the First Amendment, the Second Amendment, the Third Amendment ~~and~~, the Fourth Amendment~~,~~ and the Fifth Amendment (h) after execution and delivery thereof, the Deed of Confirmation of Security entered into by Holdings, the U.K. Borrower, Novanta Technologies UK Limited and the Administrative Agent dated on or around the Fourth Amendment Effective Date, and (i) any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.17 of this Agreement.

“Loan Parties” means, collectively, each Borrower and each Guarantor.

~~“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.~~

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, properties, liabilities (actual or contingent), or financial condition of Holdings and its Subsidiaries taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent and the Lenders, taken as a whole, under any Loan Document, or of the ability of the Loan Parties, taken as a whole, to perform their obligations under any Loan Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Loan Parties of the Loan Documents.

“Material Properties” means any real property owned by a Loan Party in fee and acquired after the Third Restatement Date with a fair market value as of the date of acquisition thereof (or, if later, as of the date the relevant owner thereof becomes a Loan Party) in excess of $20,000,000 and designated by the Administrative Agent as a “Material Property.”

“Maturity Date” means the earliest of (a) with respect to the Revolving Credit Facility, the earliest of (x) ~~December 31~~March 10, ~~2024~~2027 (or the previous Business Day if ~~December 31~~March 10, ~~2024~~2027 is not a Business Day) (or, if maturity is extended pursuant to Section 2.14, such extended maturity date as determined pursuant to such Section), (y) the date of termination of the Revolving Credit Commitments pursuant to Section 2.06, and (z) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02 and (b) with respect to the Term Facility, the earliest of (x) ~~December 31~~March 10, ~~2024~~2027 (or the previous Business Day if ~~December 31~~March 10, ~~2024~~2027  is not a Business Day) (or, if maturity is extended pursuant to Section 2.14, such extended maturity date as determined pursuant to such Section), (y) the date of prepayment of the Term Loans in full in cash pursuant to Section 2.05, and (z) the date of acceleration of the Loans pursuant to Section 8.02; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Maximum Rate” has the meaning specified in Section 11.09.

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“Measurement Period” means, at any date of determination, the most recently completed four fiscal quarters of Holdings.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgage” means, collectively, each deed of trust, trust deed, deed to secure debt, or mortgage, executed by a Loan Party in favor of the Agent and covering the Material Properties, as the same may be amended, modified and/or replaced from time to time.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including any Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Net Cash Proceeds” means:

(a)with respect to any Disposition by any Loan Party or any of its Subsidiaries, or any Extraordinary Receipt received or paid to the account of any Loan Party or any of its Subsidiaries, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents), (B) the out-of-pocket expenses incurred by such Loan Party or such Subsidiary in connection with such transaction, (C) income or gains taxes reasonably estimated to be actually payable within two years of the date of the relevant transaction as a result of any gain recognized in connection therewith; provided that, if the amount of any estimated taxes pursuant to subclause (C) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds (D) taxes imposed on the distribution or repatriation of any such Net Cash Proceeds and (E) in the case of any Disposition, amounts required to be provided as a reserve, in accordance with GAAP, against any liabilities (contingent or otherwise) associated with such Disposition (including reserves required for indemnities); provided, that, immediately upon release of such reserve to any Loan Party or Subsidiary thereof, the amount released shall be considered Net Cash Proceeds; and

(b)with respect to the incurrence or issuance of any Indebtedness by any Loan Party or any of its Subsidiaries, the excess of (i) the sum of the cash and Cash Equivalents received in connection with such transaction over (ii) the underwriting discounts and commissions, and other reasonable and customary out-of-pocket expenses, incurred by such Loan Party or such Subsidiary in connection therewith.

“Non-Cash Charges” means (a) any impairment charge or asset write-off or write-down related to intangible assets (including goodwill), long-lived assets, and Investments in debt and equity securities pursuant to GAAP, (b) all losses from Investments recorded using the equity method, (c) the non-cash impact of acquisition method accounting, (d) non-cash losses attributable to the mark to market movement in the valuation of hedging obligations (to the extent the cash impact resulting from such loss has not been realized) or other derivative instruments pursuant to Financial Accounting Standards Accounting Standards Codification No. 815—Derivatives and Hedging, (e) non-cash losses from Dispositions for such period and (f) other non-cash charges, expenses or charges, including expenses and costs that result from stock based awards, partnership interest based awards and similar incentive based awards or arrangements.

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“Non-Converting Euro Tranche” means that part of the Euro Tranche which is not converting to and becoming a Term Loan pursuant to Section 2.01(a)(i).

“Non-Extending Lender” has the meaning specified in Section 2.14(b).

“Non-Finance Lease” means any lease that is not required to be accounted for as a financing or capital lease on both the balance sheet and the income statement for financial reporting purposes in accordance with GAAP.  For the avoidance of doubt, an operating lease (including any lease that would not have been a capital lease under GAAP as of December 31, 2017) shall be considered a Non-Finance Lease.

“Note” means a Term Note or a Revolving Credit Note, as the context may require.

“Notice Date” has the meaning specified in Section 2.14(b).

“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit M or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer.

“Not Otherwise Applied” means, with reference to any amount of net cash proceeds of any issuance or sales of any Borrower’s ~~or Holdings’~~ Equity Interests or contributions to any Borrower’s ~~or Holdings’~~ capital, that such amount was not previously applied in determining the permissibility of a transaction under the Loan Documents where such permissibility was (or may have been) contingent on receipt of such amount or utilization of such amount for a specified purpose. The Lead Borrower shall promptly notify the Administrative Agent of any application of such amount as contemplated above.

“NPL” means the National Priorities List under CERCLA.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Letter of Credit, Secured Cash Management Agreement or Secured Hedge Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that Obligations of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement (or equivalent or comparable documents with respect to any non-U.S. jurisdiction); and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization ~~and~~(or equivalent or comparable documents with respect to any non-U.S. jurisdiction) and (d) with respect to all entities, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization ~~and, if applicable, any certificate or articles of formation or organization of such entity~~(or equivalent or comparable documents with respect to any non-U.S. jurisdiction).

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“Original Closing Date” means the closing date of the Original Credit Agreement, October 19, 2011.

“Original Credit Agreement” means that certain Credit Agreement, dated as of October 19, 2011, as amended, among the Lead Borrower, Holdings, certain Guarantors, Bank of America, N.A., as administrative agent and the lenders party thereto from time to time.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Documents).

~~“Other Rate Early Opt-in” means the Administrative Agent and the Lead Borrower have elected to replace LIBOR with a Benchmark Replacement other than a SOFR-based rate pursuant to (1) an Early Opt-in Election and (2) Section 3.05(b)(ii) and paragraph (2) of the definition of “Benchmark Replacement”.~~

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing, property or any other similar Taxes arising from any payment made hereunder or under any other Loan Document or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 11.14).

“Outstanding Amount” means (a) with respect to Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrowers of Unreimbursed Amounts.

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, an overnight rate determined by the Administrative Agent or the L/C Issuer, as the case may be, in accordance with banking industry rules on interbank compensation.

“Participant” has the meaning specified in Section 11.06(d).

“Participant Register” has the meaning specified in Section 11.06(d).

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Act” means the Pension Protection Act of 2006.

“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum funding standards with respect to Pension Plans and set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

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“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan, but excluding a Multiemployer Plan) that is maintained or is contributed to by any Borrower and any ERISA Affiliate or with respect to which any Borrower or any ERISA Affiliate has any liability under ERISA and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code, other than a Multiemployer Plan.

“Permitted Acquisition” has the meaning specified in Section 7.03(j).

“Permitted Subordinated Debt” means unsecured Indebtedness of Holdings or any of its Subsidiaries; provided that

(a)there shall be no scheduled payments of principal in respect of such Indebtedness prior to 91 days after the Maturity Date, as of the date such Indebtedness is initially incurred,

(b)the final maturity of such Indebtedness shall not be earlier than 91 days after the Maturity Date, and

(c)such Indebtedness shall be subordinated in right of payment to the Obligations, and have payment blockage and standstill provisions with respect to exercise of remedies on terms that are reasonably acceptable to the Administrative Agent at the time of issuance thereof.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of any Borrower or any ERISA Affiliate or any such Plan to which any Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees.

“Platform” has the meaning specified in Section 6.02.

“Pledged Debt” has the meaning specified in Section 5(i) of the Security Agreement.

“Pledged Interests” has the meaning specified in Section 1 of the Security Agreement.

“Pro Forma Basis” and “Pro Forma Effect” means, for any Specified Transaction, whether actual or proposed, for purposes of determining compliance with the financial covenants set forth in Section 7.10, each such transaction or proposed transaction shall be deemed to have occurred on and as of the first day of the relevant Measurement Period, and the following pro forma adjustments shall be made:

(a)in the case of an actual or proposed Disposition or similar Specified Transaction, all income statement items (whether positive or negative) attributable to the line of business or the Person subject to such Disposition or similar Specified Transaction shall be excluded from the results of Holdings and its Subsidiaries for such Measurement Period;

(b)in the case of an actual or proposed Acquisition or similar Specified Transaction, income statement items (whether positive or negative) attributable to the property, line of business or the Person subject to such Acquisition or similar Specified Transaction shall be included in the results of Holdings and its Subsidiaries for such Measurement Period;

(c)interest accrued during the relevant Measurement Period on, and the principal of, any Indebtedness repaid or to be repaid or refinanced in connection with a Disposition or similar Specified

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Transaction shall be excluded from the results of Holdings and its Subsidiaries for such Measurement Period; and

(d)any Indebtedness (including any Credit Extension) actually or proposed to be incurred or assumed in connection with a Specified Transaction under Section 7.06(h) shall be deemed to have been incurred as of the first day of the applicable Measurement Period, and interest thereon shall be deemed to have accrued from such day on such Indebtedness at the applicable rates provided therefor (and in the case of interest that does or would accrue at a formula or floating rate, at the rate in effect at the time of determination) and shall be included in the results of Holdings and its Subsidiaries for such Measurement Period.

“Pro Forma Compliance” means, with respect to any transaction, that such transaction does not cause, create or result in a Default after giving Pro Forma Effect, based upon the results of operations for the most recently completed Measurement Period to (a) such transaction and (b) all other transactions which are contemplated or required to be given Pro Forma Effect hereunder that have occurred on or after the first day of the relevant Measurement Period.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Lender” has the meaning specified in Section 6.02.

“Purchase Money Indebtedness” means Indebtedness of any Person incurred for the purpose of financing all or any part of the purchase price or cost of acquisition, repair, construction or improvement of property or assets used or useful in the business of such Person.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning specified in Section 11.24.

“Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.

“Rate Determination Date” means two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, then “Rate Determination Date” means such other day as otherwise reasonably determined by the Administrative Agent.

“Receivables” means “Accounts” as defined in Section 1 of the Security Agreement.

“Recipient” means the Administrative Agent, any Lender, the L/C Issuer of any payment to be made by or on account of any obligation of any Loan Party hereunder.

“Reduction Amount” has the meaning specified in Section 2.05(b)(viii).

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“Refinanced Term Loans” has the meaning specified in Section 11.01.

“Register” has the meaning specified in Section 11.06(c).

“Reinsurance Contract” means any agreement by and between a Captive Insurance Subsidiary and a Fronting Insurance Company with respect to the agreement of such Captive Insurance Subsidiary to reinsure, on terms that do not provide for recourse to the Loan Parties in respect of the obligations of the Captive Insurance Subsidiary thereunder, the insurance obligations of such Fronting Insurance Company.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, consultants, service providers and representatives of such Person and of such Person’s Affiliates.

“Relevant Governmental Body” means (a) with respect to Loans denominated in Dollars, the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, ~~or~~(b) with respect to Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto and (c) with respect to Loans denominated in Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto.

“Relevant Rate” means~~,~~ with respect to any ~~Loan~~Credit Extension denominated in (a) Dollars, SOFR, (b) Sterling, SONIA, and ~~with respect to any Loan denominated in~~(c) Euros, ~~the~~ EURIBOR ~~Rate~~, as applicable.

“Replacement Term Loans” has the meaning specified in Section 11.01.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Lenders” means, subject to Section 1.11, as of any date of determination, (a) if there is only one Lender that is not a Defaulting Lender, such Lender and (b) otherwise, two or more Lenders that are not Defaulting Lenders holding more than 50% of the sum of the (i) Total Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (ii) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders and provided, further that a Lender and its Affiliates shall be deemed one Lender for purposes of making a determination of Required Lenders.

“Required Revolving Lenders” means, as of any date of determination, (a) if there is only one Revolving Credit Lender that is not a Defaulting Lender, such Revolving Credit Lender and (b) otherwise, two or more Revolving Credit Lenders that are not Defaulting Lenders holding more than 50% of the sum of the (i) Total Revolving Credit Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (ii) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of

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Required Revolving Lenders, provided, further that a Lender and its Affiliates shall be deemed one Lender for purposes of making a determination of Required Revolving Lenders.

“Required Term Lenders” means, as of any date of determination, (a) if there is only one Term Lender that is not a Defaulting Lender, such Term Lender and (b) otherwise, two or more Term Lenders holding more than 50% of the Term Facility on such date; provided that the portion of the Term Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term Lenders and provided, further that a Lender and its Affiliates shall be deemed one Lender for purposes of making a determination of Required Term Lenders.

“Rescindable Amount” has the meaning as defined in Section 2.12(b)(ii).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of such Loan Party and, solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party (or other senior executive officer or director performing similar functions), and, solely for purposes of notices given pursuant to Article II, any other officer or employee (or other senior executive officer or director performing similar functions) of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.  To the extent required by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Administrative Agent, appropriate authorization documentation, in form and substance reasonably satisfactory to the Administrative Agent.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment.

“Revaluation Date” means (a) with respect to any Loan, each of the following: (i) each date of a Borrowing of ~~a Eurocurrency Rate Loan or Alternative Currency Daily Rate Loan denominated in~~ an Alternative Currency Term Rate Loan, (ii) each date of a continuation of ~~a Eurocurrency Rate Loan denominated in~~ an Alternative Currency Term Rate Loan pursuant to Section 2.02 ~~and each Interest Payment Date with respect to an Alternative Currency Daily Rate Loan~~, and (iii) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance, amendment and/or extension of a Letter of Credit denominated in an Alternative Currency, (ii) each date of any payment by the L/C Issuer under any Letter of Credit denominated in an Alternative Currency, and (iii) such additional dates as the Administrative Agent or the L/C Issuer shall determine or the Required Lenders shall require.

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“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of ~~Eurocurrency Rate~~Term SOFR Loans, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01(b).

“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrowers pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 (as amended on the ~~Fourth~~Fifth Amendment Effective Date) under the caption “Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.  Commencing as of the Fourth Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments is $695,000,000.

“Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time.

“Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment at such time.

“Revolving Credit Loan” has the meaning specified in Section 2.01(b).

“Revolving Credit Note” means a promissory note made by the Borrowers in favor of a Revolving Credit Lender evidencing Revolving Credit Loans or Swing Line Loans, as the case may be, made by such Revolving Credit Lender, substantially in the form of Exhibit C-1.

“Revolving Increase Joinder” has the meaning specified in Section 2.15(e).

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor thereto.

“Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority.

“Scheduled Unavailability Date” has the meaning set forth in Section 3.05(b)(ii).

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Amendment” means the Second Amendment to Third Amended and Restated Credit Agreement, dated as of June 2, 2020, among the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders party thereto.

“Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between any Loan Party and any Cash Management Bank.

“Secured Hedge Agreement” means any Swap Contract permitted under Article VI or VII that is entered into by and between any Loan Party and any Hedge Bank.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the L/C Issuer, the Hedge Banks, the Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from

44

time to time pursuant to Section 9.05, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

“Security Agreement” means the second amended and restated security agreement executed as of the Third Restatement Date, in substantially the form of Exhibit G-1 to the Agreement (together with each other security agreement and security agreement supplement delivered pursuant to Section 6.12, in each case as amended).

“Security Agreement Supplement” means a “Joinder” under and as defined in the Security Agreement.

“~~SOFR~~Senior Indebtedness” has the meaning ~~provided~~set forth in ~~the definition of “Daily Simple SOFR”~~Section 11.01(k).

“SOFR~~-Based Rate” means SOFR or Term SOFR.~~

~~“SOFR Early Opt-in” means the Administrative Agent and the Lead Borrower have elected to replace LIBOR pursuant to (1) an Early Opt-in Election and (2) Section 3.05(b)(i) and paragraph (1) of the definition of “Benchmark Replacement”.~~” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the Secured Overnight Financing Rate).

“SOFR Adjustment” means, with respect to Term SOFR, 0.10000% (10.000 basis points) for an interest period of one-month’s duration, 0.15000% (15.000 basis points) for an interest period of three-month’s duration, and 0.25000% (25.000 basis points) for an interest period of six-months’ duration.

“SOFR Administrator” means the Federal Reserve Bank of New York, as the administrator of SOFR, or any successor administrator of SOFR designated by the Federal Reserve Bank of New York or other Person acting as the SOFR Administrator at such time.

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person and its Subsidiaries on a consolidated basis is greater than the total amount of liabilities, including contingent liabilities, of such Person and its Subsidiaries on a consolidated basis, (b) the present fair salable value of the assets of such Person and its Subsidiaries on a consolidated basis is not less than the amount that will be required to pay the probable liability of such Person and its Subsidiaries on a consolidated basis on its debts as they become absolute and matured, (c) such Person and its Subsidiaries on a consolidated basis do not intend to, and do not believe that they will, incur debts or liabilities beyond the ability of such Person and its Subsidiaries on a consolidated basis to pay such debts and liabilities as they become absolute and matured, (d) such Person and its Subsidiaries on a consolidated basis are not engaged in business or a transaction, and are not about to engage in business or a transaction, for which such Person and its Subsidiaries on a consolidated basis’s property would constitute an unreasonably small capital, and (e) such Person and its Subsidiaries on a consolidated basis are able to pay their debts and liabilities, contingent obligations and other commitments as they become absolute and matured in the ordinary course of business.  The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the

45

Administrative Agent from time to time); provided however that if such determination date is not a Business Day,  SONIA means such rate that applied on the first Business Day immediately prior thereto.

“SONIA Adjustment” means, with respect to SONIA, ~~0.1193%~~0.0326% (3.26 basis points) per annum.

“Specified Loan Party” means any Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 10.12).

“Specified Transaction” means any cost savings initiative, business optimization initiative, acquisition, equity issuance, incurrence of indebtedness, investment, divestiture, discontinued operation or disposition.

“Spot Rate” for any currency means the rate determined by the Administrative Agent or the L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or the L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.

“Sterling” or “£” means the lawful currency of the United Kingdom.

“Sterling Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in Sterling as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Sterling with Dollars.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Holdings.

“Successor Rate” has the meaning specified in Section 3.05(b).

“Supported QFC” has the meaning specified in Section 11.24.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange

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Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

“Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Lead Borrower.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $10,000,000 and (b) the Revolving Credit Facility.  The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Facility.

“Syndication Agent” means, collectively, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association in their capacities as co-syndication agents under this Agreement.

“Synthetic Debt” means, with respect to any Person as of any date of determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including any minority interest transactions that function primarily as a borrowing) but are not otherwise included in the definition of “Indebtedness” or as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP.

Notwithstanding the foregoing, the definitions of “Indebtedness” and “Synthetic Debt” will be deemed not to include obligations (“Escrowed Obligations”) incurred in connection with or otherwise outstanding in advance of, a transaction (including any repayment, prepayment or redemption as to which a notice thereof has been delivered to the applicable holders thereof), solely to the extent that the proceeds to satisfy such obligations are and continue to be held in an escrow, trust, collateral or similar account or arrangement (collectively, an “Escrow”) and are not otherwise made available for any other purpose (it being understood that in any event, any such proceeds held in such Escrow shall not be deemed to represent cash or Cash Equivalents for purposes of calculating the Consolidated Leverage Ratio); provided that upon the release of the proceeds of Escrowed Obligations from such Escrow such obligations, to the extent outstanding after such release, may constitute Indebtedness or Synthetic Debt after such date.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment); provided that the amount of any obligation

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in respect of any sale-leaseback transaction shall be the present value, discounted in accordance with GAAP (as in effect on the date hereof) at the interest rate implicit in the related lease, of the obligations of the lessee for net rental payments over the remaining term of such lease (including any period for which such lease has been extended or may, at the option of the lessor be extended).

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.

“TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a deduction or withholding from a payment required by FATCA.

“Tax Confirmation” means  a confirmation by a U.K. Lender that the person beneficially entitled to interest payable to that Lender in respect of an advance in respect of the U.K. Facility under a Loan Document is either:

(a)a company resident in the United Kingdom for United Kingdom tax purposes; or

(b)a partnership each member of which is:

(i)a company so resident in the United Kingdom; or

(ii)a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or

(c)a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company.

“Term Borrowing” means a borrowing consisting of simultaneous Term Loans of the same Type and, in the case of ~~Eurocurrency~~Alternative Currency Term Rate Loans, having the same Interest Period made by each of the Term Lenders pursuant to Section 2.01(a).

“Term Commitment” means, as to each Term Lender, its obligation to make Term Loans to the Borrowers pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 (as in effect on the Third Restatement Date) under the caption “Term Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

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“Term Facility” means, at any time, (a) on or prior to the Third Restatement Date, the aggregate amount of the Term Commitments at such time and (b) thereafter, the aggregate principal amount of the Term Loans of all Term Lenders outstanding at such time.

“Term Increase Joinder” has the meaning specified in Section 2.16(e).

“Term Lender” means at any time, (a) on or prior to the Third Restatement Date, any Lender that has a Term Commitment at such time and (b) at any time after the Third Restatement Date, any Lender that holds Term Loans at such time.

“Term Loan” means an advance made by any Term Lender under the Term Facility.

“Term Note” means a promissory note made by the Borrowers in favor of a Term Lender, evidencing Term Loans made by such Term Lender, substantially in the form of Exhibit C‑2.

“Term SOFR” means~~, for the applicable corresponding tenor (or if any Available Tenor of a Benchmark does not correspond to an Available Tenor for the applicable Benchmark Replacement, the closest corresponding Available Tenor and if such Available Tenor corresponds equally to two Available Tenors of the applicable Benchmark Replacement, the corresponding tenor of the shorter duration shall be applied), the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.~~

(a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one month commencing that day; provided that if the Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero percent (0.00%), the Term SOFR shall be deemed to be zero percent (0.00%) for purposes of this Agreement.

“Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR.  Term SOFR Loans may only be denominated in Dollars.

“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

“Third Amendment” means the Third Amendment to Third Amended and Restated Credit Agreement, dated as of September 22, 2021, among the Borrowers, the other Loan Parties and the Administrative Agent.

“Third Amendment Effective Date” means September 29, 2021.

“Third Restatement Date” means the first date all the conditions precedent in Sections 4.01 and 4.02 are satisfied or waived in accordance with Section 11.01.

“Threshold Amount” means $7,500,000.

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“Total Revolving Credit Outstandings” means the aggregate Outstanding Amount of all Revolving Credit Loans, Swing Line Loans and L/C Obligations.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Transaction” means, collectively, (a) the entering into by the Loan Parties and their applicable Subsidiaries of the Loan Documents to which they are or are intended to be a party, (b) the refinancing of certain outstanding Indebtedness of the Borrowers and their Subsidiaries and the termination of all commitments with respect thereto, and (c) the payment of the fees and expenses incurred in connection with the consummation of the foregoing.

“Treaty” as defined in the definition of “U.K. Treaty State” or in the definition of “German Treaty State”, as applicable.

“Type” means, with respect to a Loan, its character as a Base Rate Loan, a ~~Eurocurrency Rate~~Term SOFR Loan ~~or~~, an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan.

“UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“U.K. Bail-In Legislation” means (to the extent that the United Kingdom is not an EEA Member Country which has implemented, or implements Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms) Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (~~otherwise~~other than through liquidation, administration or other insolvency proceedings).

“U.K. Borrower” as defined in the preamble.

“U.K. Facility” means any Loan to a U.K. Borrower.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“U.K. Lenders” means lenders under a U.K. Facility.

“U.K. Non-Bank Lender” means

(i)a U.K. Lender that falls within paragraph (a)(ii) of the definition of “U.K. Qualifying Lender” that is a party to this Agreement on the date of this Agreement (and has given a Tax Confirmation by entering into this Agreement on such date, pursuant to Section 5.8.6(b)(x)); and

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(ii)a U.K. Lender which becomes a Lender after the date of this Agreement that gives a Tax Confirmation in the Assignment and Assumption which it executes on becoming a U.K. Lender.

“U.K. Qualifying Lender” means (a) a U.K. Lender which is beneficially entitled to interest payable to that Lender in respect of an advance in respect of the U.K. Facility under any Loan Document and is:

(i)	a Lender:
(A)	that is a bank (as defined for the purpose of section 879 of the ITA) making an advance in respect of the U.K. Facility; or
(B)	in respect of an advance by a person that was a bank (as defined for the purpose of section 879 of the ITA) at the time that such advance was made,

and, in each case, which is (or, for the purposes of (B), was) within the charge to United Kingdom corporation tax with respect to any payments of interest made in respect of that advance (or, for the purposes of paragraph (A), above, would be within such charge as respects such payments apart from section 18A of the CTA); or

(ii)	a Lender which is:
(A)	a company resident in the United Kingdom for United Kingdom tax purposes;
(B)

a partnership, each member of which is (x) a company so resident in the United Kingdom; or (y) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA;

(C)

a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company; or

(D)	a U.K. Treaty Lender; or
(b)	a building society (as defined for that purposes of section 880 of the ITA) making an advance in respect of the U.K. Facility.

~~“U.K. Treaty Lender” means  a U.K. Lender which:~~

~~(a)is treated as a resident of a U.K. Treaty State for purposes of the relevant Treaty; and~~

~~(b)does not carry on a business in the United Kingdom through a permanent establishment with which that Lender’s participation in any advance is effectively connected; and~~

~~(c)meets any other conditions in the relevant Treaty which must be fulfilled under the relevant Treaty for residents of that U.K. Treaty State to obtain full exemption from United Kingdom taxation on interest in relation to payments of interest by the U.K. Borrower at the time of the relevant interest payment, subject to the completion of any necessary procedural formalities.~~

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“U.K. Security Agreements” means, collectively, (i) the security agreement dated as of the Original Closing Date and governed by English law securing the assets of Novanta Inc. (previously known as GSI Group Inc.) and Novanta Technologies UK Limited (previously known as GSI Group Limited) organized under English Law, as chargors and Bank of America, N.A., as Administrative Agent, ~~and~~ (ii) the security agreement dated as of July 8, 2015 by and among Novanta Inc. (previously known as GSI Group Inc.) and Novanta UK Investments Holding Limited (previously known as GSI Group UK Investments Holding Limited), as chargors and Bank of America, N.A., as Administrative Agent, (iii) the supplemental debenture dated as of 7 January 2020 by and among Novanta Technologies UK Limited (previously known as GSI Group Limited), as chargor and Bank of America, N.A., as Administrative Agent, (iv) the supplemental debenture dated as of 7 January 2020 by and among Novanta Inc. (previously known as GSI Group Inc.) and Novanta UK Investments Holding Limited (previously known as GSI Group UK Investments Holding Limited), as chargors and Bank of America, N.A., as Administrative Agent, (v) the second supplemental debenture dated as of March 10, 2022 by and among Novanta Technologies UK Limited (previously known as GSI Group Limited), as chargor and Bank of America, N.A., as Administrative Agent, (vi) the second supplemental debenture dated as of March 10, 2022 by and among Novanta Inc. (previously known as GSI Group Inc.) and Novanta UK Investments Holding Limited (previously known as GSI Group UK Investments Holding Limited), as chargors and Bank of America, N.A., as Administrative Agent, (vii) other security and pledge agreements reasonably requested by the Administrative Agent, securing payment of all the Obligations of the U.K. Borrower under the Loan Documents and constituting Liens on all such properties and (~~iv~~viii) any other existing security agreements governed by English law, in each case, as the same may be confirmed, supplemented, modified, amended and/or restated or replaced from time to time.

“U.K. Treaty Lender” means  a U.K. Lender which:

(a)is treated as a resident of a U.K. Treaty State for purposes of the relevant Treaty; and

(b)does not carry on a business in the United Kingdom through a permanent establishment with which that Lender’s participation in any advance is effectively connected; and

(c)meets any other conditions in the relevant Treaty which must be fulfilled under the relevant Treaty for residents of that U.K. Treaty State to obtain full exemption from United Kingdom taxation on interest in relation to payments of interest by the U.K. Borrower at the time of the relevant interest payment, subject to the completion of any necessary procedural formalities.

“U.K. Treaty State” means a jurisdiction having a double taxation agreement (a “Treaty”) with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

“U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.

“U.S. Loan Party” means any Loan Party that is organized under the laws of one of the states of the United States of America and that is not a CFC.

“U.S. Special Resolution Regimes” has the meaning specified in Section 11.24.

“VAT” means:

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(a)	any value added tax imposed by the Value Added Tax Act 1994;
(b)	any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and

(~~b~~c)any other tax of a similar nature, whether imposed in the United Kingdom or in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in ~~paragraph~~paragraphs (a) or (b) above, or imposed elsewhere.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) in relation to any U.K. Bail-In Legislation:

(i)any powers of the applicable Resolution Authority under ~~that~~the U.K. Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or an of the powers under that U.K. Bail-In Legislation that are related to or ancillary to any of those powers; and

(ii)any similar or analogous powers under that U.K. Bail-In Legislation.

1.02Other Interpretive Provisions

With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof,” “hereto” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

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(b)In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c)Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

(d)Any reference herein to a sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or, in the case of any reference to a merger, consolidation or amalgamation, to an unwinding of such a division or allocation), as if it were a sale, disposition or transfer (or merger, consolidation or amalgamation as applicable), to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

1.03Accounting Terms

(a)Generally.  All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.  Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrowers and their Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded.

(b)Changes in GAAP.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Lead Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrowers shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.  Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected on the Third Restatement Date in the Audited Financial Statements for all purposes of this Agreement (including, without limitation, for purposes of calculating “Attributable Indebtedness”), notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above (it being understood, for the avoidance of doubt, that until any such amendment is entered into, no Non-Finance Lease shall constitute a Capitalized Lease for purposes of this Agreement).

(c)Consolidation of Variable Interest Entities.  All references herein to consolidated financial statements of Holdings and its Subsidiaries or to the determination of any amount for Holdings and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that Holdings is required to consolidate pursuant to FASB Interpretation No. 46 – Consolidation of Variable Interest Entities: an interpretation of ARB No. 51 (January 2003) as if such variable interest entity were a Subsidiary as defined herein.

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1.04Rounding

Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05Times of Day; Business Days

Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).  When payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or required on a day which is not a Business Day, the date of such payment (other than as expressly set forth herein) or performance shall extend to the immediately succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

1.06Letter of Credit Amounts

Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

1.07Exchange Rates; Currency Equivalents Generally

(a)Any amount specified in this Agreement (other than in Articles II, IX and X) or any of the other Loan Documents to be in Dollars shall also include the equivalent of such amount in any currency other than Dollars, such equivalent amount thereof in the applicable currency to be determined (except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants, negative covenant “baskets” or baskets under Article VIII hereof (which shall be determined by the Lead Borrower in a manner consistent with the financial statements delivered by the Loan Parties hereunder or otherwise in good faith by the Lead Borrower), or except as otherwise provided herein) by the Administrative Agent at such time on the basis of the Spot Rate for the purchase of such currency with Dollars.

(b)The Administrative Agent or the L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies.  Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur.  Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants ~~or~~, negative covenant “baskets” ~~hereunder~~or baskets under Article VIII hereof (which shall be determined by the Lead Borrower in a manner consistent with the financial statements delivered by the Loan Parties hereunder or otherwise in good faith by the Lead Borrower), or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the L/C Issuer, as applicable.

(c)Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of ~~a Eurocurrency Rate~~an Alternative Currency Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, ~~Eurocurrency Rate~~Alternative Currency Loan or Letter of Credit is denominated in an Alternative

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Currency, such amount shall be the Euro Equivalent or Sterling Equivalent, as the case may be, of such Dollar amount (rounded to the nearest Euro or £, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the L/C Issuer, as the case may be.

1.08Interest Rates

The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “~~Eurocurrency Rate” or~~Term SOFR”, “Alternative Currency Daily Rate” or ~~with respect to any rate (including, for the avoidance of doubt~~“Alternative Currency Term Rate”, the selection of ~~such rate and~~rates, any related spread or ~~other~~ adjustment~~)~~ or with respect to any rate that is an alternative or replacement for or successor to any of such ~~rate~~rates (including, without limitation, any ~~Benchmark Replacement or Alternative Currency~~ Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any ~~Benchmark Replacement~~ Conforming Changes or Alternative Currency Conforming Changes.  The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower.  The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.

1.09Limited Condition Transactions

For purposes of determining pro forma compliance with the Consolidated Leverage Ratio and Consolidated Fixed Charge Coverage Ratio or any other basket based on Consolidated EBITDA, or whether a Default or an Event of Default has occurred and is continuing (including in the case of the funding of an Incremental Tranche, but excluding in the case of the funding of an Incremental Revolving Commitment), in connection with the consummation of any acquisition or investment not prohibited hereunder that a Loan Party or a Subsidiary is contractually committed to consummate (it being understood that such commitment may be subject to conditions precedent, which conditions precedent may be amended or waived in accordance with the terms of the applicable agreement, so long as after giving effect thereto, such acquisition or investment would not be prohibited under the Loan Documents) and whose consummation is not conditioned on the availability of, or on obtaining, third party financing (or which cannot be terminated by such Loan Party or such Subsidiary without incurrence of a material payment or fee (any such acquisition or investment, a “Limited Condition Transaction”), the date of determination shall, at the option of the Lead Borrower, be the date the definitive agreements for such Limited Condition Transaction are entered into (the “LCT Test Date”), and such determination shall be made on the basis of financial information available as of the LCT Test Date and if, immediately after giving pro forma effect to such Limited Condition Transaction and the other transactions related thereto to be entered into in connection therewith (including any incurrence of indebtedness and the use of proceeds thereof) as if they occurred at the beginning of the applicable test period ending on the LCT Test Date, such Loan Party could have consummated such Limited Condition Transaction and such other transactions on the relevant LCT Test Date in compliance with such ratio, test or basket, then such ratio, test or basket shall be deemed to have been complied with.  For the avoidance of doubt, if any of such ratios or amounts are exceeded as a result of fluctuations in such ratio or amount (including due to fluctuations in Consolidated EBITDA of the Borrowers or the person subject to

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such Limited Condition Transaction), at or prior to the consummation of the relevant transaction or action, such ratios will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the relevant transaction or action is permitted to be consummated or taken; provided that if a Borrower makes such election, then in connection with any calculation of any ratio, test or basket availability with respect to any transaction following the relevant LCT Test Date and prior to the earliest of the date on which such Limited Condition Transaction is consummated, the 120th day following the signing of the definitive agreement for such Limited Condition Transaction and the date that the definitive agreement or irrevocable notice for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, for purposes of determining whether such subsequent transaction is permitted under this Agreement, any such ratio, test or basket shall be required to be satisfied on a Pro Forma Basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of indebtedness and the use of proceeds thereof) have been consummated.

1.10References to ~~Eurocurrency Rate and Eurocurrency~~Alternative Currency Term Rate Loans.

(a)~~References to the Eurocurrency Rate and Eurocurrency Rate Loans in this Agreement and the other Loan Documents that are not specifically addressed in Sections 1.10 or 1.11 or elsewhere in this Agreement (other than the definitions of Base Rate, Base Rate Loan, Eurocurrency Rate and Eurocurrency Rate Loan) shall be deemed to include Alternative Currency Daily Rates and Alternative Currency Daily Rate Loans, as applicable.~~  [Reserved].

(b)On and after the ~~Third~~Fifth Amendment Effective Date, any request for a new Loan denominated in an Alternative Currency or to continue or convert an existing Loan denominated in an Alternative Currency, shall be deemed to be a request for a new Loan bearing interest at (x) in the case of Sterling, the Alternative Currency Daily Rate or (y) in the case of Euros, the ~~Eurocurrency Rate; provided, that, to the extent any Loan bearing interest at the Eurocurrency Rate is outstanding on the Third Amendment Effective Date, such Loan shall continue to bear interest at the Eurocurrency Rate until the end of the current Interest Period or payment period applicable to such Loan unless, in the case of a Loan that bears interest at a daily floating rate, such daily floating rate is no longer representative or being made available, in which case such Loan shall bear interest at the Eurocurrency Rate or the~~ Alternative Currency ~~Daily~~Term Rate ~~immediately upon~~. All outstanding Term Loans shall be reallocated on a pro rata basis on the ~~Third~~Fifth Amendment Effective Date in accordance with Schedule 2.01.

1.11Replacement of Relevant Rate.

(a)Required Lenders. For purposes of this Section 1.11, those Lenders that either have not made, or do not have an obligation under the Credit Agreement to make, the relevant Loans in the relevant Alternative Currency shall be excluded from any determination of Required Lenders.

(b)Inability to Determine Rates.  Notwithstanding Section 3.05 of the Credit Agreement, if in connection with any request for an Alternative Currency Loan or a continuation of any of such Loans, as applicable, (A) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (x) no Alternative Currency Successor Rate for the Relevant Rate for the applicable Alternative Currency has been determined in accordance with Section 1.11(c) and the circumstances under clause (A) of Section 1.11(c) or the Alternative Currency Scheduled Unavailability Date has occurred with respect to such Relevant Rate (as applicable), or (y) adequate and reasonable means do not otherwise exist for determining the Relevant Rate for the applicable Alternative Currency for any determination date(s) or requested Interest Period, as applicable, with respect to a proposed Alternative Currency Loan, or (B) the Administrative Agent or the Required Lenders determine that the Relevant Rate with respect to a proposed Alternative Currency Loan for any requested Interest Period or  determination date(s) does not adequately and fairly reflect the cost to such

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Lenders (as certified by such Lenders, which certification shall be conclusive absent manifest error) of funding such Loan, the Administrative Agent will promptly so notify the Lead Borrower and each Lender.  Thereafter, the obligation of the Lenders to make or maintain Loans in the affected Alternative Currencies, as applicable, shall be suspended in each case to the extent of the affected Alternative Currency Loans or Interest Period or determination date(s), as applicable, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (B) of this paragraph, until the Administrative Agent upon instruction of the Required Lenders) revokes such notice.

Upon receipt of such notice, (A) the Lead Borrower (on behalf of the Borrowers) may revoke any pending request for a Borrowing of, conversion to, or continuation of Alternative Currency Loans to the extent of the affected Alternative Currency Loans or Interest Period or determination date(s), as applicable or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount specified therein and (B) any outstanding affected Alternative Currency Loans, at the Lead Borrower’s election, shall either (1) be converted into a Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount of such outstanding Alternative Currency Loan immediately, in the case of an Alternative Currency Daily Rate Loan or at the end of the applicable Interest Period, in the case of an affected Eurocurrency Loan in an Alternative Currency or (2) be prepaid in full immediately, in the case of an Alternative Currency Daily Rate Loan, or at the end of the applicable Interest Period, in the case of an affected Eurocurrency Loan in an Alternative Currency; provided that if no election is made by the Lead Borrower (x) in the case of an Alternative Currency Daily Rate Loan, by the date that is three Business Days after receipt by the Lead Borrower of such notice or (y) in the case of an affected Eurocurrency Loan in an Alternative Currency, by the last day of the current Interest Period for the applicable affected Eurocurrency Loan in an Alternative Currency, the Lead Borrower shall be deemed to have elected clause (1) above.

(c)Replacement of Relevant Rate or Alternative Currency Successor Rate.  Notwithstanding anything to the contrary in this Agreement, the Credit Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Lead Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Lead Borrower) that the Lead Borrower or Required Lenders (as applicable) have determined, that:

(i)adequate and reasonable means do not exist for ascertaining the Relevant Rate for an Alternative Currency because none of the tenors of such Relevant Rate (including any forward-looking term rate thereof) is available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii)the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate for an Alternative Currency (including any forward-looking term rate thereof) shall or will no longer be representative or made available, or used for determining the interest rate of loans denominated in such Alternative Currency, or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate for such Alternative Currency (the latest date on which all tenors of the Relevant Rate for such Alternative Currency (including any forward-looking term rate thereof) are no longer representative or available permanently or indefinitely, the “Alternative Currency Scheduled Unavailability Date”);  or

(iii)syndicated loans currently being executed and agented in the United States, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the Relevant Rate for an Alternative Currency;

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or if the events or circumstances of the type described in Section 1.11(c)(i), (ii) or (iii) have occurred with respect to the Alternative Currency Successor Rate then in effect, then, the Administrative Agent and the Lead Borrower may amend this Agreement or any other Loan Document solely for the purpose of replacing the Relevant Rate for such Alternative Currency or any then current Alternative Currency Successor Rate for such Alternative Currency in accordance with this Section 1.11(c) with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the United States and denominated in such Alternative Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the United States and denominated in such Alternative Currency for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Alternative Currency Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Lead Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

(d)The Administrative Agent will promptly (in one or more notices) notify the Lead Borrower and each Lender of the implementation of any Alternative Currency Successor Rate.

(e)Any Alternative Currency Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Alternative Currency Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent in consultation with the Lead Borrower.

(f)Notwithstanding anything else herein or in the Credit Agreement, if at any time any Alternative Currency Successor Rate as so determined would otherwise be less than zero percent, the Alternative Currency Successor Rate will be deemed to be zero percent for the purposes of this Agreement and the other Loan Documents.

(g)In connection with the implementation of ~~a~~an Alternative Currency Successor Rate, the Administrative Agent will have the right to make Alternative Currency Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Alternative Currency Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Alternative Currency Conforming Changes to the Lead Borrower and the Lenders reasonably promptly after such amendment becomes effective.

ARTICLE II.
THE COMMITMENTS AND CREDIT EXTENSIONS

2.01The Loans

(a)The Term Borrowing.

(i)On the Third Restatement Date, an amount equal to the Euro equivalent of $100,000,000 of the Euro Tranche of the Existing Revolving Credit Loans will be converted to and become the Term Loan referenced in Section 2.01(a)(ii) with no change to the existing Interest Periods applicable thereto

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prior to such conversion, and the accrued but unpaid interest thereon prior to the Third Restatement Date shall be paid to the Administrative Agent on the Third Restatement Date.

(ii)Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make a single loan to the Borrowers on the Third Restatement Date in an amount equal to (but not to exceed) such Term Lender’s Term Commitment.  The Term Borrowing shall consist of Term Loans made simultaneously by the Term Lenders in accordance with their respective Term Commitments.  Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.  Term Loans ~~shall be Eurocurrency Rate Loans as further provided herein~~outstanding on the Fifth Amendment Effective Date shall be converted to Alternative Currency Term Rate Loans, subject to Sections 1.10 and 3.07.  For the avoidance of doubt, any such conversion and the other transactions contemplated pursuant to the Fifth Amendment may be made without penalty, compensation or premium, and satisfaction or waiver of the conditions precedent set forth in the Fifth Amendment shall be deemed to satisfy any notice or procedural requirements that would otherwise be required hereunder.  The Term Loans shall be funded in Euros.

(iii)In connection with the foregoing, each Existing Term Lender and each Existing Revolving Lender shall return any notes issued to such Lender to the Administrative Agent for cancellation.  The Administrative Agent shall promptly return such notes to the Borrowers once cancelled.

(b)The Revolving Credit Borrowings.

(i)On the Third Restatement Date, (A) the full outstanding principal balance of Existing Term Loans will be converted to and become part of the Revolving Credit Loans referenced in Section 2.01(b)(ii) with no change to the existing Interest Periods applicable thereto prior to such conversion and the accrued but unpaid interest thereon prior to the Third Restatement Date shall be paid to the Administrative Agent on the Third Restatement Date, and (B) any remaining Existing Revolving Credit Loans, after the conversion referenced in Section 2.01(a)(i) has been completed, shall be deemed to be Revolving Credit Loans referenced in Section 2.01(b)(ii) with no change to the existing Interest Periods applicable thereto prior to such deemed making of Revolving Credit Loans, and in respect of the Non-Converting Euro Tranche only, accrued but unpaid interest thereon prior to the Third Restatement Date shall be paid to the Administrative Agent on the Third Restatement Date.

(ii)Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans (each such loan, a “Revolving Credit Loan”) to the Borrowers from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided, however, that after giving effect to any Revolving Credit Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment.  Within the limits of each Revolving Credit Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b).  Revolving Credit Loans may be Base Rate Loans ~~or Eurocurrency Rate~~, Alternative Currency Loans or Term SOFR Loans, as further provided herein, provided that Alternative Currency Loans will be Alternative Daily Rate Loans or Alternative Currency Term Rate Loans.  Revolving Credit Loans in Dollars outstanding on the Fifth Amendment Effective Date shall be converted to Term SOFR Loans (subject to Section 3.07) with an initial Interest Period ending March 28, 2022.  Revolving Credit

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Loans in Euros outstanding on the Fifth Amendment Effective Date shall be deemed Alternative Currency Term Rate Loans and shall remain in their current Interest Periods.

2.02Borrowings, Conversions and Continuations of Loans

(a)Each Term Borrowing, each Revolving Credit Borrowing, each conversion of Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of ~~Eurocurrency Rate~~Term SOFR Loans shall be made upon irrevocable notice by the applicable Borrower or the Lead Borrower on its behalf or on behalf of any other Borrower to the Administrative Agent, which may be given by: (A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice.  Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (or such later time on such date acceptable to the Administrative Agent) (i) ~~three~~two Business Days prior to the requested date of any Borrowing of, conversion to or continuation of ~~Eurocurrency Rate~~Term SOFR Loans denominated in Dollars or of any conversion of ~~Eurocurrency Rate~~Term SOFR Loans denominated in Dollars to Base Rate Loans, (ii) three (3) Business Days prior to the requested date of any Borrowing or continuation of ~~Eurocurrency Rate~~Alternative Currency Loans denominated in Alternative Currencies, and (iii) on the requested date of any Borrowing of Base ~~Rate Loans and (iv) three (3) Business Days prior to the requested date of any Borrowing of Alternative Currency Daily~~ Rate Loans; provided, however, that if the Borrower wishes to request ~~Eurocurrency Rate~~Alternative Currency Loans having an Interest Period other than one (1), three (3) or six (6) months in duration as provided in the definition of “Interest Period”, the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. (or such later time on such date acceptable to the Administrative Agent) ~~(i) four (4) Business Days prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Dollars, or (ii)~~ five (5) Business Days prior to the requested date of such Borrowing~~, conversion or continuation of Eurocurrency Rate Loans or~~ of Alternative Currency ~~Daily Rate~~ Loans ~~denominated in Alternative Currencies~~, whereupon the Administrative Agent shall give prompt notice to the Appropriate Lenders of such request and determine whether the requested Interest Period is acceptable to all of them; provided further, that any notice in respect of the Borrowers to occur on the Third Restatement Date may be given on the Business Day prior to the Third Restatement Date.  Not later than 11:00 a.m., (i) ~~three~~two (~~3~~2) Business Days before the requested date of such Borrowing, conversion or continuation of ~~Eurocurrency Rate~~Term SOFR Loans denominated in Dollars, or (ii) ~~four~~three (~~4~~3) Business Days prior to the requested date of such Borrowing~~, conversion or continuation of Eurocurrency Rate Loans or~~ of Alternative Currency ~~Daily Rate~~ Loans ~~denominated in Alternative Currencies~~, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders, to the extent such consent is required.  Each telephonic notice by the Lead Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the applicable Borrower or the Lead Borrower on its behalf or on behalf of any other Borrower.  Each Borrowing of, conversion to or continuation of ~~Eurocurrency Rate~~Term SOFR Loans or Alternative Currency ~~Daily Rate~~ Loans shall be in a principal amount of the Dollar Equivalent of $500,000 or a whole multiple of the Dollar Equivalent of $100,000 in excess thereof.  Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of ~~the Dollar Equivalent of~~ $500,000 or a whole multiple ~~of the Dollar Equivalent~~ of $100,000 in excess thereof.  Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrowers are requesting a Term Borrowing, a Revolving Credit Borrowing, a conversion of Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of ~~Eurocurrency~~Term SOFR Loans or Alternative Currency Term Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Term Loans or Revolving Credit Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto, and (vi) the currency of the Loans to be Borrowed.  If the Borrowers fail to specify a Type of Loan in

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a Committed Loan Notice or fail to give a timely notice requesting a conversion or continuation, then the applicable Term Loans or Revolving Credit Loans shall be made as, or converted to, Base Rate Loans denominated in Dollars; provided, however, that in the case of a failure to timely request a continuation of ~~Eurocurrency~~Alternative Currency Loans denominated in an Alternative Currency, such Loans shall be continued as ~~Eurocurrency Rate~~Alternative Currency Loans in their original currency with an Interest Period of one (1) month~~.  Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans~~.  If the Borrowers request a Borrowing of, conversion to, or continuation of ~~Eurocurrency~~Alternative Currency Term Rate Loans in any such Committed Loan Notice, but fail to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.  Notwithstanding anything to the contrary herein, a Swing Line Loan may not be converted to a ~~Eurocurrency Rate~~Term SOFR Loan.  No Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be repaid in the original currency of such Loan and reborrowed in the other currency.  For the avoidance of doubt, any communications with the German Borrower shall be made via electronic mail. Notwithstanding anything herein, an Alternative Currency Loan which is an Alternative Currency Daily Rate Loan may be continued or converted at any time.

(b)Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount (and currency) of its Applicable Percentage under the Term Facility or Revolving Credit Facility, as the case may be, and if no timely notice of a conversion or continuation is provided by the applicable Borrower or the Lead Borrower on its behalf or on behalf of any other Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation of Loans denominated in a currency other than Dollars, in each case as described in Section 2.02(a).  In the case of a Term Borrowing or a Revolving Credit Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office for the applicable currency not later than 1:00 p.m., in the case of any Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Loan in an Alternative Currency, in each case on the Business Day specified in the applicable Committed Loan Notice.  Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrowers in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrowers on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the applicable Borrower or the Lead Borrower on its behalf or on behalf of any other Borrower; provided, however, that if, on the date a Committed Loan Notice with respect to a Revolving Credit Borrowing denominated in Dollars is given by the Lead Borrower, there are L/C Borrowings outstanding, then the proceeds of such Revolving Credit Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrowers as provided above.

(c)Except as otherwise provided herein, ~~a Eurocurrency~~an Alternative Currency Term Rate Loan may be continued or converted only on the last day of an Interest Period for such ~~Eurocurrency~~Alternative Currency Term Rate Loan.  During the continuance of an Event of Default, ~~or the written election of the Required Lenders,~~ no Loans may be requested as, or converted to Alternative Currency Daily Rate Loans or requested as, converted to or continued as ~~Eurocurrency~~Alternative Currency Term Rate Loans without the consent of the Required Lenders, and the Required Lenders may demand that and any or all of the then outstanding Alternative Currency Loans be redenominated into Dollars in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect thereto.

(d)The Administrative Agent shall promptly notify the Borrowers and the Lenders of the interest rate applicable to any Interest Period for ~~Eurocurrency Rate~~Term SOFR Loans or Alternative Currency Term Rate Loans upon determination of such interest rate.  At any time that Base Rate Loans are outstanding, the

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Administrative Agent shall notify the Borrowers and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

(e)After giving effect to all ~~Term Borrowings, all conversions of~~Alternative Currency Term Rate Loans ~~from one Type to the other~~, and all continuations of Alternative Currency Term Rate Loans as the same Type, there shall not be more than six (6) Interest Periods in effect in respect of the Term Facility.  After giving effect to all Revolving Credit Borrowings, all conversions of Revolving Credit Loans from one Type to the other, and all continuations of Revolving Credit Loans as the same Type, there shall not be more than six (6) Interest Periods in effect in respect of the Revolving Credit Facility.

(f)Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all or the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent, and such Lender.

(g)With respect to any Alternative Currency Term Rate or Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.

2.03Letters of Credit

(a)The Letter of Credit Commitment.

(i)Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Third Restatement Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of the Borrowers or their Subsidiaries that are Guarantors, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drawings under the Letters of Credit; and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued for the account of the Borrowers or their Subsidiaries that are Guarantors and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, (y) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender, plus such Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit.  Each request by the Borrowers for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrowers that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence.  Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.  All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Third Restatement Date shall be subject to and governed by the terms and conditions hereof.

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(ii)The L/C Issuer shall not issue any Letter of Credit if:

(A)subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Revolving Lenders have approved such expiry date; or

(B)the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Credit Lenders have approved such expiry date.

(iii)The L/C Issuer shall not be under any obligation to issue any Letter of Credit if:

(A)any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Third Restatement Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Third Restatement Date and which the L/C Issuer in good faith deems material to it;

(B)the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally;

(C)except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is in an initial stated amount less than $500,000;

(D)such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency;

(E)such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder;

(F)any Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Borrowers or such Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.18(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or

(G)the L/C Issuer does not as of the issuance date of the requested Letter of Credit issue Letters of Credit in the requested currency.

(iv)The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

(v)The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the

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terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(vi)The L/C Issuer shall act on behalf of the Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

(b)Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

(i)Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrowers delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the applicable Borrower or the Lead Borrower on its behalf or on behalf of any other Borrower.  Such Letter of Credit Application may be sent by facsimile, United States mail, by overnight courier, by electronic transmission using the system provided by the L/C Issuer, by personal delivery or by any other means acceptance to the L/C Issuer.  Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be.  In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer:  (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof and in the absence of specification of currency shall be deemed a request for a Letter of Credit denominated in Dollars; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the L/C Issuer may require.  In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the L/C Issuer may require.  Additionally, the Borrowers shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require.

(ii)Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Lead Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof.  Unless the L/C Issuer has received written notice from any Revolving Credit Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the applicable Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices.  Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby

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irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Letter of Credit.

(iii)If the Borrowers so request in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued.  Unless otherwise directed by the L/C Issuer, the Borrowers shall not be required to make a specific request to the L/C Issuer for any such extension.  Once an Auto-Extension Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Revolving Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Revolving Credit Lender or the Lead Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.

(iv)If the Borrowers so request in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that permits the automatic reinstatement of all or a portion of the stated amount thereof after any drawing thereunder (each, an “Auto-Reinstatement Letter of Credit”).  Unless otherwise directed by the L/C Issuer, the Borrowers shall not be required to make a specific request to the L/C Issuer to permit such reinstatement.  Once an Auto-Reinstatement Letter of Credit has been issued, except as provided in the following sentence, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to reinstate all or a portion of the stated amount thereof in accordance with the provisions of such Letter of Credit.  Notwithstanding the foregoing, if such Auto-Reinstatement Letter of Credit permits the L/C Issuer to decline to reinstate all or any portion of the stated amount thereof after a drawing thereunder by giving notice of such non-reinstatement within a specified number of days after such drawing (the “Non-Reinstatement Deadline”), the L/C Issuer shall not permit such reinstatement if it has received a notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Reinstatement Deadline (A) from the Administrative Agent that the Required Revolving Lenders have elected not to permit such reinstatement or (B) from the Administrative Agent, any Lender or the Lead Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied (treating such reinstatement as an L/C Credit Extension for purposes of this clause) and, in each case, directing the L/C Issuer not to permit such reinstatement.

(v)Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Lead Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c)Drawings and Reimbursements; Funding of Participations.

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(i)Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Lead Borrower and the Administrative Agent thereof.  In the case of a Letter of Credit denominated in an Alternative Currency, the Borrowers shall reimburse the L/C Issuer in such Alternative Currency, unless (A) the L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Lead Borrower shall have notified the L/C Issuer promptly following receipt of the notice of drawing that the Borrowers will reimburse the L/C Issuer in Dollars.  In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the L/C Issuer shall notify the Lead Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination.  Not later than 11:00 a.m. (or such later time on such date acceptable to the L/C Issuer) on the Business Day following the later of (x) the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency and (y) the date the Lead Borrower is notified of such payment (each such date, an “Honor Date”), the Borrowers shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency.  If the Borrowers fail to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Revolving Credit Lender’s Applicable Revolving Credit Percentage thereof.  In such event, the Borrowers shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice).  Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii)Each Revolving Credit Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) to the Administrative Agent for the account of the L/C Issuer, in Dollars, at the Administrative Agent’s Office in an amount equal to its Applicable Revolving Credit Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrowers in such amount.  The Administrative Agent shall remit the funds so received to the L/C Issuer in Dollars.

(iii)With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrowers shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate.  In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv)Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of

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Credit, interest in respect of such Lender’s Applicable Revolving Credit Percentage of such amount shall be solely for the account of the L/C Issuer.

(v)Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Lead Borrower of a Committed Loan Notice ).  No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrowers to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi)If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the applicable Overnight Rate from time to time in effect and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing.  If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Loan included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be.  A certificate of the L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

(d)Repayment of Participations.

(i)At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrowers or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the Administrative Agent.

(ii)If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect.  The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

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(e)Obligations Absolute.  The obligation of the Borrowers to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i)any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii)the existence of any claim, counterclaim, setoff, defense or other right that any Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii)any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv)waiver by the L/C Issuer of any requirement that exists for the L/C Issuer’s protection and not the protection of the Borrowers or any waiver by the L/C Issuer which does not in fact materially prejudice the Borrowers;

(v)honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;

(vi)any payment made by the L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under, such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as applicable;

(vii)any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(viii)any adverse change in the relevant exchange rates or in the availability of the ~~Euro~~relevant Alternative Currency to any Borrower or any Subsidiary or in the relevant currency markets generally; or

(ix)any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or any of their Subsidiaries.

The Lead Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Lead Borrower’s instructions or other irregularity, the Lead Borrower will immediately notify the L/C Issuer.  The Borrowers shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

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(f)Role of L/C Issuer.  Each Lender and each Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Credit Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document.  The Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrowers’ pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrowers may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrowers which the Borrowers prove were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit.  In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g)Applicability of ISP and UCP.  Unless otherwise expressly agreed by the L/C Issuer and the Borrowers when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit.  Notwithstanding the foregoing, the L/C Issuer shall not be responsible to the Borrowers for, and the L/C Issuer’s rights and remedies against the Borrowers shall not be impaired by, any action or inaction of the L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where the L/C Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade – International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.

(h)Letter of Credit Fees.  The Borrowers shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage, in Dollars, a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit; provided, however, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the L/C Issuer pursuant to this Section 2.03 shall be payable, to the maximum extent permitted by applicable Law, to the other Lenders in accordance with the upward adjustments in their respective Applicable Percentages allocable to such Letter of Credit pursuant to Section 2.18(a)(iv), with the balance of such fee, if any, payable to the L/C Issuer

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for its own account.  For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  Letter of Credit Fees shall be (i) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears.  If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Revolving Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.

(i)Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer.  The Borrowers shall pay directly to the L/C Issuer for its own account, in Dollars, a fronting fee with respect to each Letter of Credit, at the rate specified in the Fee Letter, computed on the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears.  Such fronting fee shall be due and payable on the tenth Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand.  For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  In addition, the Borrowers shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect.  Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(j)Conflict with Issuer Documents.  In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

(k)Letters of Credit Issued for Subsidiaries.  Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary that is a Guarantor, the Borrowers shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit.  The Borrowers hereby acknowledge that the issuance of Letters of Credit for the account of any Guarantor inures to the benefit of the Borrowers, and that the Borrowers’ business derives substantial benefits from the businesses of the other Loan Parties.

2.04Swing Line Loans

(a)The Swing Line.  Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, to make loans (each such loan, a “Swing Line Loan”) to the Lead Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Revolving Credit Percentage of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided, however, that (x) after giving effect to any Swing Line Loan, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility at such time, and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender at such time, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations at such time, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans at such time shall not exceed such Lender’s Revolving Credit Commitment,

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(y) the Borrowers shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan, and (z) the Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure.  Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04.  Each Swing Line Loan shall bear interest only at a rate based on the Base Rate.  Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Swing Line Loan.  Neither the German Borrower nor the UK Borrower may borrow under the Swing Line Loan.

(b)Borrowing Procedures.  Each Swing Line Borrowing shall be made upon the Lead Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by:  (A) telephone or (B) a Swing Line Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice.  Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. (or such later time on such date acceptable to the Swing Line Lender) on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $500,000, and (ii) the requested borrowing date, which shall be a Business Day.  Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Lead Borrower.  Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof.  Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Lead Borrower at its office by crediting the account of the Lead Borrower on the books of the Swing Line Lender in immediately available funds.

(c)Refinancing of Swing Line Loans.  (i)  The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Lead Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable Revolving Credit Percentage of the amount of Swing Line Loans then outstanding.  Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Credit Facility and the conditions set forth in Section 4.02.  The Swing Line Lender shall furnish the Lead Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent.  Each Revolving Credit Lender shall make an amount equal to its Applicable Revolving Credit Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be

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deemed to have made a Base Rate Loan to the Lead Borrower in such amount.  The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii)If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii)If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing.  If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Loan included in the relevant Borrowing or funded participation in the relevant Swing Line Loan, as the case may be.  A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv)Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02.  No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrowers to repay Swing Line Loans, together with interest as provided herein.

(d)Repayment of Participations.  (i)  At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Credit Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the Swing Line Lender.

(ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate.  The Administrative Agent will make such demand upon the request of the Swing Line Lender.  The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

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(e)Interest for Account of Swing Line Lender.  The Swing Line Lender shall be responsible for invoicing the Lead Borrower for interest on the Swing Line Loans.  Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Credit Lender’s Applicable Revolving Credit Percentage of any Swing Line Loan, interest in respect of such Applicable Revolving Credit Percentage shall be solely for the account of the Swing Line Lender.

(f)Payments Directly to Swing Line Lender.  The Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

2.05Prepayments

(a)Optional.

(i)Subject to the last sentence of this Section 2.05(a)(i), the Borrowers may, pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay Term Loans and Revolving Credit Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (or such later time on such date acceptable to the Administrative Agent) (1) ~~three~~two Business Days prior to any date of prepayment of ~~Eurocurrency Rate~~Term SOFR Loans denominated in Dollars, (2) three Business Days prior to any date of prepayment of any Alternative Currency Loan, and (~~2~~3) on the date of prepayment of Base Rate Loans; (B) any prepayment of ~~Eurocurrency Rate~~Term SOFR Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof; (C) any prepayment of Alternative Currency Loans shall be in a minimum principal amount of the Dollar Equivalent of $500,000 or a whole multiple of the Dollar Equivalent of $100,000 in excess thereof; and (~~C~~D) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding.  Each such notice shall specify the date, the currency and amount of such prepayment and the Type(s) of Loans to be prepaid and, if ~~Eurocurrency~~Alternative Currency Term Rate Loans or Term SOFR Loans are to be prepaid, the Interest Period(s) of such Loans.  The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility).  If such notice is given by the Lead Borrower, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided that any notice of prepayment may be conditioned on the occurrence of a specified event, the proceeds of which are intended to be utilized to make such prepayment, and any such notice that is so conditioned may be revoked (or the prepayment date delayed) to the extent such condition is not satisfied.  Any prepayment of a ~~Eurocurrency Rate~~Term SOFR Loan and any Alternative Currency Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.07.  Each prepayment of the outstanding Term Loans pursuant to this Section 2.05(a) shall be applied to the Term Facility and any Incremental Tranche, as the Borrowers may elect and, within such tranche, in direct order of maturity to the principal repayment installments thereof, (unless otherwise directed by the Lead Borrower), each such prepayment shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities.

(ii)The Borrowers may, upon notice to the Swing Line Lender pursuant to delivery to the Swing Line Lender of a Notice of Loan Prepayment (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. (or such later time on such date acceptable to the Swing Line Lender) on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of

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$500,000.  Each such notice shall specify the date and amount of such prepayment.  If such notice is given by the Lead Borrower, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided that any notice of prepayment may be conditioned on the occurrence of a specified event, the proceeds of which are intended to be utilized to make such prepayment, and any such notice that is so conditioned may be revoked (or the prepayment date delayed) to the extent such condition is not satisfied.

(b)Mandatory.

(i)If any Loan Party or any of its Domestic Subsidiaries Disposes of any property pursuant to Section 7.05(l) which results in the realization by such Person of Net Cash Proceeds, the Borrowers shall prepay an aggregate principal amount of Loans equal to 100% of such Net Cash Proceeds within three (3) Business Days of receipt thereof by such Person (such prepayments to be applied as set forth in clauses (v) and (viii) below); provided, however, that, at the election of the Borrowers (as notified by the Lead Borrower to the Administrative Agent on or prior to the date of such Disposition), and so long as no Default shall have occurred and be continuing, such Loan Party or such Subsidiary may reinvest all or any portion of such Net Cash Proceeds in assets used or useful in the business of the Loan Parties so long as within 365 days after the receipt of such Net Cash Proceeds, either (x) such purchase shall have been consummated or (y) a binding definitive agreement for such purchase shall have been entered into and such purchase shall have been consummated within 180 days after such binding definitive agreement, in each of cases (x) and (y) as certified by the Lead Borrower in writing to the Administrative Agent; and provided further, however, that any Net Cash Proceeds not subject to such definitive agreement or so reinvested shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.05(b)(i).

(ii)[Intentionally Omitted].

(iii)Upon the incurrence or issuance by Holdings or any of its Subsidiaries of any Indebtedness (other than Indebtedness expressly permitted to be incurred or issued pursuant to Section 7.02), the Borrowers shall prepay an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom within three (3) Business Days of receipt thereof by Holdings or such Subsidiary (such prepayments to be applied as set forth in clauses (v) and (viii) below).

(iv)Upon any Extraordinary Receipt received by or paid to or for the account of any Loan Party or any of its Domestic Subsidiaries, and not otherwise included in clause (i)  of this Section 2.05(b), the Borrowers shall prepay an aggregate principal amount of Loans equal to 100% of such Net Cash Proceeds within three (3) Business Days of receipt thereof by such Loan Party or such Subsidiary (such prepayments to be applied as set forth in clauses (v) and (viii) below); provided, however, that with respect to any proceeds of insurance or condemnation awards (or payments in lieu thereof), at the election of the Borrowers (as notified by the Lead Borrower to the Administrative Agent on or prior to the date of receipt of such insurance proceeds or condemnation awards), and so long as no Default shall have occurred and be continuing, such Loan Party or such Subsidiary may apply within 365 days after the receipt of such cash proceeds either (x) to replace or repair the equipment, fixed assets or real property in respect of which such cash proceeds were received or to the acquisition of assets used or useful in the business of the Loan Parties or (y) enter into a binding definitive agreement for such replacement, repair or acquisition and such replacement, repair or acquisition shall have been completed within 180 days after such binding definitive agreement; and provided, further, however, that any cash proceeds not so applied shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.05(b)(iv).

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(v)Each prepayment of Loans pursuant to the foregoing provisions of this Section 2.05(b) shall be applied, first, to the Term Facility and any applicable Incremental Tranche and, in each case, to the principal repayment installments thereof first, in direct order of maturity for the first four installments, second, pro rata to the remaining installments (excluding the Maturity Date installment), third, to the Maturity Date installment and fourth, to the Revolving Credit Facility in the manner set forth in clause (viii) of this Section 2.05(b).

(vi)Notwithstanding any of the other provisions of clause (i), (iii) or (iv) of this Section 2.05(b), so long as no Default under Section 8.01(a) or Section 8.01(f), or Event of Default shall have occurred and be continuing, if, on any date on which a prepayment would otherwise be required to be made pursuant to clause (i), (iii) or (iv) of this Section 2.05(b), the aggregate amount of Net Cash Proceeds received in any calendar year and required by such clause to be applied to prepay Loans on such date is less than or equal to $1,000,000, the Borrowers shall not be obligated to make such prepayment.

(vii)If for any reason the Total Revolving Credit Outstandings at any time exceed the Revolving Credit Facility at such time, in either such case, the Borrowers shall immediately prepay Revolving Credit Loans, Swing Line Loans and L/C Borrowings and/or Cash Collateralize the L/C Obligations (other than the L/C Borrowings) in an aggregate amount equal to such excess.

(viii)Prepayments of the Revolving Credit Facility made pursuant to this Section 2.05(b), first, shall be applied ratably to the L/C Borrowings and the Swing Line Loans, second, shall be applied ratably to the outstanding Revolving Credit Loans, and, third, shall be used to Cash Collateralize the remaining L/C Obligations; and, in the case of prepayments of the Revolving Credit Facility required pursuant to clause (i), (iii) or (iv) of this Section 2.05(b), the amount remaining, if any, after the prepayment in full of all L/C Borrowings, Swing Line Loans and Revolving Credit Loans outstanding at such time and the Cash Collateralization of the remaining L/C Obligations in full (the sum of such prepayment amounts, cash collateralization amounts and remaining amount being, collectively, the “Reduction Amount”) may be retained by the Borrowers for use in the ordinary course of its business, and the Revolving Credit Facility shall be automatically and permanently reduced by the Reduction Amount as set forth in Section 2.06(b)(ii) and Section 2.06(b)(iii).  Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Borrowers or any other Loan Party) to reimburse the L/C Issuer or the Revolving Credit Lenders, as applicable.

(ix)Notwithstanding any other provisions of this Section 2.05(b), to the extent that the repatriation of an amount of such Net Cash Proceeds would result in material adverse tax consequences to Holdings and its Subsidiaries on a consolidated basis, an amount equal to the portion of such Net Cash Proceeds so affected will not be required to be applied to repay the Loans but only so long as the repatriation of such amount of Net Cash Proceeds would result in material adverse tax consequences to Holdings and its Subsidiaries on a consolidated basis.

Within the parameters of the applications set forth above, prepayments pursuant to this Section 2.05(b) shall be applied first to Base Rate Loans, then to Term SOFR Loans and then to Alternative Currency Loans. All prepayments under this Section 2.05(b) shall be subject to Section 3.07, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.

2.06Termination or Reduction of Commitments

(a)Optional.  The Borrowers may, upon notice provided by the Lead Borrower to the Administrative Agent, terminate the Revolving Credit Facility, the Letter of Credit Sublimit or the Swing Line Sublimit, or from time to time permanently reduce the Revolving Credit Facility, the Letter of Credit Sublimit or the Swing

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Line Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. (or such later time on such date acceptable to the Administrative Agent) five (5) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $500,000 or any whole multiple of $100,000 in excess thereof and (iii) the Borrowers shall not terminate or reduce (A) the Revolving Credit Facility if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Credit Outstandings would exceed the Revolving Credit Facility, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or (C) the Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swing Line Loans would exceed the Letter of Credit Sublimit; provided that any notice of reduction or termination may be conditioned on the occurrence of a specified event, the proceeds of which are intended to be utilized to refinance the commitments so reduced or terminated, and any such notice that is so conditioned may be revoked (or the reduction or termination date delayed) to the extent such condition is not satisfied.

(b)Mandatory.

(i)The aggregate Term Commitments shall be automatically and permanently reduced to zero on the date of the Term Borrowing.

(ii)The Revolving Credit Facility shall be automatically and permanently reduced on each date on which the prepayment of Revolving Credit Loans outstanding thereunder is required to be made pursuant to Section 2.05(b)(i), (iii) or (iv) by an amount equal to the applicable Reduction Amount.

(iii)If after giving effect to any reduction or termination of Revolving Credit Commitments under this Section 2.06, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the Revolving Credit Facility at such time, the Letter of Credit Sublimit or the Swing Line Sublimit, as the case may be, shall be automatically reduced by the amount of such excess.

(c)Application of Commitment Reductions; Payment of Fees.  The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit, Swing Line Sublimit or the Revolving Credit Commitment under this Section 2.06.  Upon any reduction of the Revolving Credit Commitments, the Revolving Credit Commitment of each Revolving Credit Lender shall be reduced by such Lender’s Applicable Revolving Credit Percentage of such reduction amount.  All fees in respect of the Revolving Credit Facility accrued until the effective date of any termination of the Revolving Credit Facility shall be paid on the effective date of such termination.

2.07Repayment of Loans

(a)Term Loans.  The Borrowers shall repay to the Term Lenders in Euros the aggregate principal amount of all Term Loans outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05):

~~DATE~~Date	Amount
March 18, 2020	€1,131,325.51
June 18, 2020	€1,130,000.00

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September 18, 2020	€1,130,000.00
December 18, 2020	€1,130,000.00
March 18, 2021	€1,130,000.00
June 18, 2021	€1,130,000.00
September 18, 2021	€1,130,000.00
December 18, 2021	€1,130,000.00
March 18, 2022	€1,130,000.00
June 18, 2022	€1,130,000.00
September 18, 2022	€1,130,000.00
December 18, 2022	€1,130,000.00
March 18, 2023	€1,130,000.00
June 18, 2023	€1,130,000.00
September 18, 2023	€1,130,000.00
December 18, 2023	€1,130,000.00
March 18, 2024	€1,130,000.00
June 18, 2024	€1,130,000.00
September 18, 2024	€1,130,000.00
December 18, 2024	€1,130,000.00
March 18, 2025	€1,130,000.00
June 18, 2025	€1,130,000.00
September 18, 2025	€1,130,000.00
December 18, 2025	€1,130,000.00
March 18, 2026	€1,130,000.00
June 18, 2026	€1,130,000.00
September 18, 2026	€1,130,000.00
December 18, 2026	€1,130,000.00

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provided, however, that the final principal repayment installment of the Term Loans shall be repaid on the Maturity Date for the Term Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term Loans outstanding on such date.  For the avoidance of doubt, all repayments of the Term Loans shall be made in Euros.

(b)Revolving Credit Loans.  The Borrowers shall repay to the Revolving Credit Lenders on the Maturity Date for the Revolving Credit Facility the aggregate principal amount of all Revolving Credit Loans outstanding on such date.

(c)Swing Line Loans.  The Borrowers shall repay each Swing Line Loan on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Maturity Date for the Revolving Credit Facility.

2.08Interest

(a)Subject to the provisions of Section 2.08(b), (i) each ~~Eurocurrency Rate~~Term SOFR Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to ~~the Eurocurrency Rate~~Term SOFR for such Interest Period plus the Applicable Rate for such Facility; (ii) each Base Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for such Facility; (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for the Revolving Credit Facility ~~and~~; (iv) each Alternative Currency Daily Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Alternative Currency Daily Rate plus the Applicable Rate; and (v) each Alternative Currency Term Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Alternative Currency Term Rate for such Interest Period plus the Applicable Rate.  To the extent that any calculation of interest or any fee required to be paid under this Agreement shall be based on  (or result in) a calculation that is less than zero, such calculation shall be deemed zero for purposes of this Agreement.

(b)Default Rate~~.(b)~~

(i)If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(ii)If any amount (other than principal of any Loan) payable by the Borrowers under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iii)Upon the request of the Required Lenders, while any Event of Default is continuing, the Borrowers shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

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(iv)Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c)Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein.  Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

(d)Interest Act (Canada). For the purposes of the Interest Act (Canada), (i) whenever a rate of interest or fee rate hereunder is calculated on the basis of a year (the “deemed year”) that contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or fee rate shall be expressed as a yearly rate by multiplying such rate of interest or fee rate by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year, (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder and (iii) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields.

2.09Fees

In addition to certain fees described in Sections 2.03(h) and (i):

(a)Commitment Fee.  The Borrowers shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage, a commitment fee equal to the Applicable Fee Rate times the actual daily amount by which the Revolving Credit Facility exceeds the sum of (i) the Outstanding Amount of Revolving Credit Loans and (ii) the Outstanding Amount of L/C Obligations.  For the avoidance of doubt, the Outstanding Amount of Swing Line Loans shall not be counted towards or considered usage of the Revolving Credit Facility for purposes of determining the commitment fee.  The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Third Restatement Date, and on the last day of the Availability Period for the Revolving Credit Facility.  The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Fee Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Fee Rate separately for each period during such quarter that such Applicable Fee Rate was in effect.

(b)Other Fees.

(i)The Borrowers shall pay to the Arrangers and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(ii)The Borrowers shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2.10Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate

(a)All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.  All other computations of fees and interest, including those with respect to Term SOFR Loans, shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year) or, in the case of interest in respect of Loans denominated in Alternative Currencies (x) on the basis of a

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year of 365 or 366 days, as the case may be, and actual days elapsed, or (y) in the case of an Alternative Currency as to which market practice differs from the foregoing, in accordance with such market practice.  Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day.  Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(b)If, as a result of any restatement of or other adjustment to the financial statements of Holdings or for any other reason, the Borrowers or the Lenders determine that (i) the Consolidated Leverage Ratio as calculated by Holdings as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, the Borrowers shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period.  This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under Section 2.03(c)(iii), 2.03(h) or 2.08(b) or under Article VIII.

2.11Evidence of Debt

(a)The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business.  The Administrative Agent shall maintain the Register in accordance with Section 11.06(c). Subject to the Register, the accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.  Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records.  Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b)In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans.  In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

2.12Payments Generally; Administrative Agent’s Clawback

(a)General.  All payments to be made by the Borrowers shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff.  Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the

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account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein.  The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office.  All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

(i)Funding by Lenders; Presumption by Administrative Agent.  Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of ~~Eurocurrency Rate~~Term SOFR Loans or Alternative Currency Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrowers in (x) Dollars, the interest rate applicable to Base Rate Loans or (y) Alternative Currencies, the interest rate applicable to Loans in such Alternative Currency (assuming, in the case of any Alternative Currency Term Rate Loan, a one-month Interest Period) (or, if none, in accordance with market practice), in each case, as applicable.  If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period.  If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing.  Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii)Payments by Borrowers; Presumptions by Administrative Agent.  Unless the Administrative Agent shall have received notice from the Borrowers prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the L/C Issuer, as the case may be, the amount due.  In such event, if the Borrowers have not in fact made such payment, then each of the Appropriate Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

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With respect to any payment that the Administrative Agent makes for the account of the Lenders or the L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”) : (1) the Borrowers have not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrowers (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.  For the avoidance of doubt, (x) if a Loan Party has paid principal, interest or any other amounts owed pursuant to a Loan Document, nothing in Sections 2.12(b), 9.13 or 11.04 shall require any such Loan Party to pay additional amounts that are duplicative of such previously paid amounts as a result of any payment being a Rescindable Amount and (y) the Loan Parties shall have no obligations, liabilities or responsibilities for any actions, consequences or remediation under Sections 2.12(b), 9.13 or 11.04 as a result of any payment being a Rescindable Amount.

A notice of the Administrative Agent to any Lender or the Lead Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c)Failure to Satisfy Conditions Precedent.  If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d)Obligations of Lenders Several.  The obligations of the Lenders hereunder to make Term Loans and Revolving Credit Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 11.04(c) are several and not joint.  The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c).

(e)Funding Source.  Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(f)Insufficient Funds.  If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

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2.13Sharing of Payments by Lenders

If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of any the Facilities due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations in respect of any of the Facilities owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Parties at such time) of payment on account of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations in respect of the Facilities then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that:

(i)if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii)the provisions of this Section 2.13 shall not be construed to apply to (A) any payment made by or on behalf of the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for in Section 2.17, or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant in compliance with Section 11.06.  Notwithstanding the foregoing, no amount setoff from any Guarantor shall be applied to any Excluded Swap Obligation of such Guarantor.

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

2.14Extension of Maturity Date in respect of Term Loans or Revolving Credit Facility

(a)Requests for Extension.  The Borrowers may, by notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier than 45 days and not later than 15 Business Days prior to the Maturity Date then in effect hereunder in respect of any Facility (the “Existing Maturity Date”), request that each applicable Lender extend such Lender’s Maturity Date in respect of such Facility for an additional 364 days from the Existing Maturity Date.

(b)Lender Elections to Extend.  Each Lender under the applicable Facility, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not earlier than 30 days prior to the Existing Maturity Date and not later than the date (the “Notice Date”) that is 10 Business Days prior to the

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Existing Maturity Date, advise the Administrative Agent whether or not such Lender agrees to such extension (and each Lender that determines not to so extend its Maturity Date (a “Non-Extending Lender”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Notice Date) and any Lender that does not so advise the Administrative Agent on or before the Notice Date shall be deemed to be a Non-Extending Lender.  The election of any Lender to agree to such extension shall not obligate any other Lender under the applicable Facility to so agree.

(c)Notification by Administrative Agent.  The Administrative Agent shall notify the Borrowers of each Lender’s determination under this Section no later than the date 15 days prior to the Existing Maturity Date (or, if such date is not a Business Day, on the next preceding Business Day).

(d)Additional Commitment Lenders.  The Borrowers shall have the right to replace each Non-Extending Lender with, and add as Lenders under the applicable Facility under this Agreement in place thereof, one or more Eligible Assignees (each, an “Additional Commitment Lender”) as provided in Section 11.14; provided that each of such Additional Commitment Lenders shall enter into an Assignment and Assumption pursuant to which such Additional Commitment Lender shall, effective as of the Existing Maturity Date, undertake a Revolving Credit Commitment or a Term Loan (and, if any such Additional Commitment Lender in respect of the Revolving Credit Facility is already a Revolving Credit Lender, its Revolving Credit Commitment shall be in addition to any other Revolving Credit Commitment of such Lender hereunder on such date; if any such Additional Commitment Lender in respect of the Term Facility is already a Term Lender, its Term Loan shall be in addition to any other Term Loan of such Lender).

(e)Minimum Extension Requirement.  If (and only if) the total of the Revolving Credit Commitments of the Revolving Credit Lenders that have agreed so to extend their Maturity Date (each, an “Extending Lender”) and the additional Revolving Credit Commitments of the Additional Commitment Lenders shall be more than 50% of the aggregate amount of the Revolving Credit Commitments in effect immediately prior to the Existing Maturity Date, then, effective as of the Existing Maturity Date, the Maturity Date in respect of the Revolving Credit Facility of each Extending Lender and of each Additional Commitment Lender shall be extended to the date falling 364 days after the Existing Maturity Date (except that, if such date is not a Business Day, such Maturity Date as so extended shall be the next preceding Business Day) and each Additional Commitment Lender shall thereupon become a “Revolving Credit Lender” for all purposes of this Agreement.

(f)Conditions to Effectiveness of Extensions.  As a condition precedent to such extension, the Lead Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Existing Maturity Date (in sufficient copies for each Extending Lender and each Additional Commitment Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such extension and (ii) in the case of the Lead Borrower, certifying that, before and after giving effect to such extension, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the Existing Maturity Date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects, and except that for purposes of this Section 2.14, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, and (B) no Default or Event of Default exists.  In addition, on the Maturity Date of each Non-Extending Lender, the Borrowers shall prepay any Loans outstanding on such date (and pay any additional amounts required pursuant to Section 3.07) to the extent necessary to keep outstanding ~~Committed~~ Loans ratable with any revised Applicable Percentages of the respective Lenders effective as of such date.

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(g)Other Extension Transactions.  In addition to the foregoing, the Borrowers may consummate other transactions for the purpose of extending the maturity date of any Facility hereunder pursuant to procedures reasonably satisfactory to the Administrative Agent (an “Alternative Extension Transaction”); provided that each Lender under the applicable Facility shall be afforded the opportunity to participate in any such Alternative Extension Transaction.

(h)Extension Amendment.  Any extension consummated in accordance with the provisions above shall be effected by an amendment to this Agreement (the “Extension Amendment”) executed by the Borrowers, the Administrative Agent and each Lender participating in such transaction, in form and substance reasonably satisfactory to each of them.  Notwithstanding the provisions of Section 11.01, the Extension Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.15.  In addition, unless otherwise specifically provided herein, all references in Loan Documents to any Facility shall be deemed, unless the context otherwise requires, to include references to such extended Facility established pursuant to the Extension Amendment.

(i)Conflicting Provisions.  This Section shall supersede any provisions in Section 2.13 or 11.01 to the contrary.

2.15Increase in Revolving Credit Facility

(a)Request for Increase.  Upon notice to the Administrative Agent (which shall promptly notify the Revolving Credit Lenders), the Borrowers may from time to time, request an increase in the Revolving Credit Facility (each, an “Incremental Revolving Commitment”) by an amount (for all such requests, when aggregated with any increases under Section 2.16) not exceeding $~~200,000,000~~350,000,000 after the ~~Fourth~~Fifth Amendment Effective Date; provided, that any such request for an increase shall be in a minimum amount of $5,000,000.  The Limited Condition Transaction provisions set forth in Section 1.09 shall not apply in respect of the funding of an Incremental Revolving Commitment.  The Borrowers may make a maximum of three requests for an Incremental Revolving Commitment or Incremental Tranche prior to the Maturity Date.  At the time of sending such notice, the Lead Borrower, on behalf of the Borrowers (in consultation with the Administrative Agent) shall specify the time period within which each Revolving Credit Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Revolving Credit Lenders).

(b)Lender Elections to Increase.  Each Revolving Credit Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Revolving Credit Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Revolving Credit Percentage of such requested increase.  Any Revolving Credit Lender not responding within such time period shall be deemed to have declined to increase its Revolving Credit Commitment.

(c)Notification by Administrative Agent; Additional Revolving Credit Lenders.  The Administrative Agent shall notify the Borrowers and each Revolving Credit Lender of the Revolving Credit Lenders’ responses to each request made hereunder.  To achieve the full amount of a requested increase, and subject to the approval of the Administrative Agent, the L/C Issuer and the Swing Line Lender (which approvals shall not be unreasonably withheld), the Borrowers may also invite additional Eligible Assignees to become Revolving Credit Lenders pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d)Effective Date and Allocations.  If the Revolving Credit Facility is increased in accordance with this Section, the Administrative Agent and the Borrowers shall determine the effective date (the “Revolving Credit Increase Effective Date”) and the final allocation of such increase.  The Administrative Agent shall

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promptly notify the Borrowers and the Revolving Credit Lenders of the final allocation of such increase and the Revolving Credit Increase Effective Date.

(e)The Incremental Revolving Commitments shall be effected by a joinder agreement (the “Revolving Increase Joinder”) executed by the Borrowers, the Administrative Agent and each Lender making such Incremental Revolving Commitment, in form and substance reasonably satisfactory to each of them.  Notwithstanding the provisions of Section 11.01, the Increase Joinder may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.15.  In addition, unless otherwise specifically provided herein, all references in Loan Documents to Revolving Credit Loans shall be deemed, unless the context otherwise requires, to include references to Revolving Credit Loans made pursuant to Incremental Revolving Commitments made pursuant to this Agreement.

(f)Conditions to Effectiveness of Increase.  As a condition precedent to such increase, the Lead Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Revolving Credit Increase Effective Date signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Lead Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the Revolving Credit Increase Effective Date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects, and except that for purposes of this Section 2.15, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (B) no Event of Default exists.  The Borrowers shall prepay any Revolving Credit Loans outstanding on the Revolving Credit Increase Effective Date (and pay any additional amounts required pursuant to Section 3.07) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Applicable Revolving Credit Percentages arising from any nonratable increase in the Revolving Credit Commitments under this Section.

(g)Conflicting Provisions.  This Section shall supersede any provisions in Section 2.13 or 11.01 to the contrary.

2.16Increase in Term Facility

(a)Request for Increase.  Upon notice to the Administrative Agent (which shall promptly notify the Term Lenders), the Borrowers may from time to time, request an increase in the Term Loans or a new tranche of Term Loans (an (“Incremental Tranche”) by an amount (for all such requests, when aggregated with any increases under Section 2.15) not exceeding $~~200,000,000~~350,000,000 after the ~~Fourth~~Fifth Amendment Effective Date; provided that any such request for an increase shall be in a minimum amount of $5,000,000.  The Borrowers may make a maximum of three requests for an Incremental Revolving Commitment or Incremental Tranche prior to the Maturity Date.  At the time of sending such notice, the Lead Borrower, on behalf of the Borrowers (in consultation with the Administrative Agent) shall specify the time period within which each Term Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Term Lenders).

(b)Lender Elections to Increase.  Each Term Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Term Loans or participate in the Incremental Tranche and, if so, whether by an amount equal to, greater than, or less than its ratable portion (based on such Term

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Lender’s Applicable Percentage in respect of the Term Facility) of such requested increase.  Any Term Lender not responding within such time period shall be deemed to have declined to increase its Term Loans.

(c)Notification by Administrative Agent; Additional Term Lenders.  The Administrative Agent shall notify the Borrowers and each Term Lender of the Term Lenders’ responses to each request made hereunder.  To achieve the full amount of a requested increase, and subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld), the Borrowers may also invite additional Eligible Assignees to become Term Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

(d)Effective Date and Allocations.  If the Term Loans are increased or an Incremental Tranche is added in accordance with this Section, the Administrative Agent and the Borrowers shall determine the effective date (the “Term Increase Effective Date”) and the final allocation of such increase.  The Administrative Agent shall promptly notify the Borrowers and the Term Lenders of the final allocation of such increase or Incremental Tranche and the Term Increase Effective Date.  As of the Term Increase Effective Date, (a) for an increase in the Term Loans, the amortization schedule for the Term Loans set forth in Section 2.07(a) shall be amended to increase the then-remaining unpaid installments of principal by an aggregate amount equal to the additional Term Loans being made on such date, such aggregate amount to be applied to increase such installments ratably in accordance with the amounts in effect immediately prior to the Term Increase Effective Date, pursuant to the Term Increase Joinder or (b) such Incremental Tranche (i) shall rank pari passu in right of payment and of security with the Revolving Credit Loans and the Term Loans, (ii) shall not mature earlier than the Maturity Date and shall have a weighted average life to maturity no shorter than the weighted average life to maturity of the Term Loans (except by virtue of amortization of or prepayment of such Term Loans prior to such date of determination) and (iii) except as set forth above, shall be treated substantially the same as the Term Loans (in each case, including with respect to mandatory and voluntary prepayments), provided that the interest rates and amortization schedule (subject to clause (ii) above) applicable to the Incremental Tranche shall be determined by the Borrowers and the lenders thereof and set forth in the Term Increase Joinder; provided further that (i) if the Applicable Rate (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount that are paid to all Lenders (and not any one Lender) providing such Incremental Tranche, based on a deemed four-year maturity) relating to any Incremental Tranche exceeds the Applicable Rate relating to the existing Term Loans immediately prior to the effectiveness of the applicable Term Increase Joinder by more than 0.50%, the Applicable Rate relating to the existing Term Loans shall be adjusted to be equal to the Applicable Rate (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount that are paid to all Lenders (and not any one Lender) providing such Incremental Tranche) relating to such Incremental Tranche minus 0.50%.

(e)The Incremental Tranche shall be effected by a joinder agreement (the “Term Increase Joinder”) executed by the Borrowers, the Administrative Agent and each Lender making such Incremental Tranche, in form and substance reasonably satisfactory to each of them.  Notwithstanding the provisions of Section 11.01, the Term Increase Joinder may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.16.  In addition, unless otherwise specifically provided herein, all references in Loan Documents to Term Loans shall be deemed, unless the context otherwise requires, to include references to an Incremental Tranche made pursuant to this Agreement.

(f)Conditions to Effectiveness of Increase.  As a condition precedent to such increase, the Lead Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Term Increase Effective Date signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Lead Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained

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in Article V and the other Loan Documents are true and correct in all material respects on and as of the Term Increase Effective Date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects, and except that for purposes of this Section 2.16, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, (B) no Default or Event of Default exists (provided that to the extent the proceeds of an Incremental Tranche will be used to finance a Limited Condition Transaction, such condition may, at the Borrower’s election, be no Event of Default on the date of execution and effectiveness of the definitive purchase agreement and no payment or bankruptcy Event of Default in existence at the time of incurrence of such Incremental Tranche) on the Term Increase Effective Date.  The additional Term Loans shall be made by the Term Lenders participating therein pursuant to the procedures set forth in Section 2.02.

(g)Conflicting Provisions.  This Section shall supersede any provisions in Section 2.13 or 11.01 to the contrary.

2.17Cash Collateral

(a)Certain Credit Support Events.  Upon the request of the Administrative Agent or the L/C Issuer (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, the Borrowers shall immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations in an amount equal to 100% of such Outstanding Amount, or (ii) if, as of the Maturity Date, any L/C Obligation for any reason remains outstanding, the Borrowers shall immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations in an amount equal to 105% of such Outstanding Amount.  At any time that there shall exist a Defaulting Lender, promptly following the request of the Administrative Agent, the L/C Issuer or the Swing Line Lender, the Borrowers shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.18(a)(iv) and any Cash Collateral provided by the Defaulting Lender).

(b)Grant of Security Interest.  All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked deposit accounts at Bank of America.  The Borrowers, and to the extent provided by any Lender, such Lender, hereby grant to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders (including the Swing Line Lender), and agree to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.17(c).  If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrowers or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.

(c)Application.  Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.17 or Sections 2.03, 2.04, 2.05, 2.18 or 8.02 in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific L/C Obligations, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.

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(d)Release.  Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 11.06(b)(vi))) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.17 may be otherwise applied in accordance with Section 8.03), and (y) the Person providing Cash Collateral and the L/C Issuer or Swing Line Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

2.18Defaulting Lenders

(a)Adjustments.  Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i)Waivers and Amendments.  That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 11.01.

(ii)Reallocation of Payments.  Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 11.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuer or Swing Line Lender hereunder; third, if so determined by the Administrative Agent or requested by the L/C Issuer or Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrowers, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender.  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash

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Collateral pursuant to this Section 2.18(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(iii)Certain Fees.  That Defaulting Lender (x) shall not be entitled to receive any commitment fee pursuant to Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in Section 2.03(h).

(iv)Reallocation of Applicable Percentages to Reduce Fronting Exposure.  During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Sections 2.03 and 2.04, the “Applicable Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of that Defaulting Lender; provided, that, (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists; and (ii) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (1) the Commitment of that non-Defaulting Lender minus (2) the aggregate Outstanding Amount of the ~~Committed~~ Loans of that Lender.  Subject to Section ~~11.24~~11.21, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(b)Defaulting Lender Cure.  If the Borrowers, the Administrative Agent, Swing Line Lender and the L/C Issuer agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the ~~Committed~~ Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.18(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

2.19Designated Lenders

Each of the Administrative Agent, the L/C Issuer, the Swing Line Lender  and each Lender at its option may make any Credit Extension or otherwise perform its obligations hereunder through any Lending Office (each, a “Designated Lender”); provided that any exercise of such option shall not affect the obligation of such Borrower to repay any Credit Extension in accordance with the terms of this Agreement.  Any Designated Lender shall be considered a Lender; provided that in the case of an Affiliate or branch of a Lender, all provisions applicable to a Lender shall apply to such Affiliate or branch of such Lender to the same extent as such Lender; provided that for the purposes only of voting in connection with any Loan Document, any participation by any Designated Lender in any outstanding Credit Extension shall be deemed a participation of such Lender.

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ARTICLE III.
TAXES, YIELD PROTECTION AND ILLEGALITY

3.01Taxes

(a)Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

(i)Any and all payments by or on account of any obligation of the Borrowers or any other Loan Party hereunder or under any other Loan Document shall to the extent permitted by applicable Laws be made free and clear of and without reduction or withholding for any Taxes.  If, however, applicable Laws require any Borrower, any other Loan Party or the Administrative Agent to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with such Laws by such Borrower, such other Loan Party or the Administrative Agent, as the case may be, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

(ii)If any Borrower, any other Loan Party or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the applicable Borrower or such other Loan Party, as the case may be, shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions on account of Indemnified Taxes or Other Taxes applicable to additional sums payable under this Section) the Administrative Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(iii)If any Borrower, any other Loan Party or the Administrative Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payment, then (A) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions on account of Indemnified Taxes or Other Taxes applicable to additional sums payable under this Section 3.01) the Administrative Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b)Payment of Other Taxes by the Borrowers and Other Loan Parties.  Without limiting or duplication of the provisions of subsection (a) above, each Borrower and each other Loan Party shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)Tax Indemnifications.

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(i)Without limiting the provisions of subsection (a) or (b) above, each Borrower and each other Loan Party shall, and does hereby, jointly and severally, indemnify the Administrative Agent, each Lender and the L/C Issuer, and shall make payment in respect thereof within 20 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) withheld or deducted by any Borrower, any other Loan Party or the Administrative Agent or paid by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of any such payment or liability delivered to the Lead Borrower by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.  Each Borrower and each other Loan Party shall, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within 20 days after demand therefor, for any amount which any Lender or L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below.

(ii)Each Lender and L/C Issuer shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 20 days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender or L/C Issuer (but only to the extent that any Borrower or any other Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of any Borrower or any other Loan Party to do so), (y) the Administrative Agent and any Borrower and any other Loan Party, as applicable, against any Taxes attributable to such Lender’s or L/C Issuer’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and any Borrower and any other Loan Party, as applicable, against any Excluded Taxes attributable to such Lender or L/C Issuer, in each case, that are payable or paid by the Administrative Agent or any Borrower or any other Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender or L/C Issuer by the Administrative Agent shall be conclusive absent manifest error.  Each Lender and L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii).

(d)Evidence of Payments. As soon as practicable after any payment of Taxes by any Borrower, any other Loan Party or the Administrative Agent to a Governmental Authority as provided in this Section 3.01, such Borrower and such other Loan Party shall each deliver to the Administrative Agent or the Administrative Agent shall deliver to the Lead Borrower and Holdings, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Lead Borrower or the Administrative Agent, as the case may be.

(e)Status of Lenders; Tax Documentation.

(i)Each Lender shall deliver to the Lead Borrower and to the Administrative Agent, at the time or times prescribed by applicable Laws or when reasonably requested by the Lead Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the applicable Borrower, the applicable other Loan Party or the Administrative Agent, as the

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case may be, to determine (A) whether or not payments made hereunder or under any other Loan Document are subject to Taxes (including withholding under FATCA), (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by the Borrowers or other Loan Party, as the case may be pursuant to this Agreement or otherwise to establish such Lender’s status for withholding tax purposes (including withholding under FATCA) in the applicable jurisdiction.

(ii)Without limiting the generality of the foregoing, if any Borrower or any other Loan Party, as the case may be is resident for tax purposes in the United States, or any payments made by or on account of any obligation of any Borrower or Loan Party hereunder or under any other Loan Document constitute income from sources within the United States for U.S. federal income tax purposes,

(A)any Lender, the L/C Issuer or the Administrative Agent that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrowers and the Administrative Agent on or prior to the date on which such Person becomes a party to this Agreement executed copies of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable Laws or reasonably requested by the Lead Borrower or the Administrative Agent as will enable the Borrowers or the Administrative Agent, as the case may be, to determine whether or not such Person is subject to backup withholding or information reporting requirements; and

(B)each Foreign Lender that is entitled under the Code or any applicable treaty to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to the Lead Borrower and the Administrative Agent (in such number of copies as shall be requested by the Recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Lead Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(I)executed copies of Internal Revenue Service Form W-8BEN-E (or W-BEN, as applicable) claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(II)executed copies of Internal Revenue Service Form W-8ECI,

(III)executed copies of Internal Revenue Service Form W-8IMY and all required supporting documentation,

(IV)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate in the form of Exhibit J and (y) executed copies of Internal Revenue Service Form W-8BEN-E (or W-8BEN, as applicable), or

(V)executed copies of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States Federal withholding tax together with such supplementary documentation as may be prescribed by applicable Laws to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made;

(C)if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the

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applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Lead Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Lead Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause Section 3.01(e)(ii)(C), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii)Each Lender shall promptly (A) notify the Lead Borrower and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office pursuant to Section 3.08(a)) to avoid any requirement of applicable Laws of any jurisdiction that any Borrower, any other Loan Party or the Administrative Agent make any withholding or deduction for taxes from amounts payable to such Lender.

(iv)For purposes of determining withholding Taxes imposed under the FATCA, from and after the Third Restatement Date, each Borrower, each other Loan Party and the Administrative Agent shall treat (and the Lenders the L/C Issuers hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(v)Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification, provide such successor form, or promptly notify the Lead Borrower and the Administrative Agent in writing of its legal inability to do so.

(f)Treatment of Certain Refunds.  Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the L/C Issuer, or have any obligation to pay to any Lender or the L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the L/C Issuer, as the case may be.  If the Administrative Agent, any Lender or the L/C Issuer determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by any Borrower or any other Loan Party, as the case may be or with respect to which any Borrower or any other Loan Party, as the case may be has paid additional amounts pursuant to this Section, it shall pay to such Borrower or such other Loan Party, as the case may be an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower or such other Loan Party, as the case may be under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses incurred by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such Borrower or such other Loan Party, as the case may be, upon the request of the Administrative Agent, such Lender or the L/C Issuer, agrees to repay the amount paid over to such Borrower or such other Loan Party, as the case may be (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the L/C Issuer in the event the Administrative Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this subsection, in no event will the Administrative Agent, any Lender or any L/C Issuer be

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required to pay any amount to any Borrower or any other Loan Party pursuant to this subsection the payment of which would place such Administrative Agent, Lender or L/C Issuer in a less favorable net after-Tax position than such Administrative Agent, Lender or L/C Issuer would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This subsection shall not be construed to require the Administrative Agent, any Lender or the L/C Issuer to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Borrower, any other Loan Party or any other Person.

(g)Survival.  Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, any Lender or L/C Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

3.02(I) U.K. Taxes on Payments in respect of the U.K. Facility

(a)The provisions of this Section 3.02(I) shall only apply in respect of Taxes imposed by any taxing authority on payments made in respect of the U.K. Facility.  For the avoidance of doubt, the provisions of Section 3.01(a)-(d) and (f) shall not apply in respect of payments made in respect of the U.K. Facility.

(b)U.K. Tax Gross-Up.

(i)Each Borrower shall make all payments to be made by it in respect of the U.K. Facility under any Loan Document without any Tax Deduction, unless a Tax Deduction is required by Law.

(ii)A Borrower shall, promptly upon becoming aware that it must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Administrative Agent accordingly.  Similarly, a U.K. Lender shall promptly notify the Administrative Agent on becoming so aware in respect of a payment payable to that Lender in respect of the U.K. Facility.  If the Administrative Agent receives such notification from a Lender they shall notify the U.K. Borrower.

(iii)If a Tax Deduction is required by Law to be made by a Borrower in respect of the U.K. Facility, the amount of the payment due from that Borrower shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no such Tax Deduction had been required.

(iv)A payment shall not be increased under clause (iii) above by reason of a Tax Deduction on account of Tax imposed by the United Kingdom, if on the date on which the payment falls due:

(A)the payment could have been made to the relevant U.K. Lender without a Tax Deduction if the U.K. Lender had been a U.K. Qualifying Lender, but on that date that U.K. Lender is not or has ceased to be a U.K. Qualifying Lender other than as a result of any change after the date it became a U.K. Lender under this Agreement in (or in the interpretation, administration, or application of) any law or Treaty or any published practice or published concession of any relevant taxing authority; or

(B)the relevant U.K. Lender is a U.K. Qualifying Lender solely by virtue of clause (a)(ii) of the definition of U.K. Qualifying Lender, and:

(1)an officer of H.M. Revenue & Customs has given (and not revoked) a direction (a “Direction”) under section 931 of the ITA which relates to the payment and

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that U.K. Lender has received from the U.K. Borrower making the payment a certified copy of that Direction; and

(2)the payment could have been made to the U.K. Lender without any Tax Deduction if that Direction had not been made; or

(C)the relevant U.K. Lender is a U.K. Qualifying Lender solely by virtue of clause (a)(ii) of the definition of U.K. Qualifying Lender and:

(1)the relevant U.K. Lender has not given a Tax Confirmation to the U.K. Borrower; and

(2)the payment could have been made to the Lender without any Tax Deduction if the U.K. Lender had given a Tax Confirmation to the U.K. Borrower, on the basis that the Tax Confirmation would have enabled the applicable U.K. Borrower to have formed a reasonable belief that the payment was an “excepted payment” for the purpose of section 930 of the ITA; or

(D)the relevant Lender is a U.K. Treaty Lender and the payment could have been made to the Lender without the Tax Deduction had that U.K. Lender complied with its obligations under clause (vii) below.

(v)If a Borrower is required to make a Tax Deduction, that Borrower shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(vi)Within thirty days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Borrower making that Tax Deduction shall deliver to the Administrative Agent for the benefit of the U.K. Lender entitled to the payment a statement under section 975 of the ITA or other evidence reasonably satisfactory to that U.K. Lender that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant U.K. taxing authority.

(vii)A U.K. Treaty Lender and each Borrower which makes a payment to which that U.K. Treaty Lender is entitled in respect of the U.K. Facility shall promptly complete any procedural formalities necessary for that Borrower to obtain authorization to make that payment without a Tax Deduction; provided that any U.K. Lender that has provided its scheme reference number and its jurisdiction of tax residence pursuant to Section 3.02(I)(b)(xii) or (d)(i) shall be under no obligation pursuant to this Section 3.02(I)(b)(vii).

(viii)If a U.K. Lender has provided its scheme reference number and its jurisdiction of tax residence pursuant to Section 3.02(I)(b)(xii) or (d)(i) (HMRC DT Treaty Passport scheme confirmation) and:

(A)a U.K. Borrower making a payment to that U.K. Lender has not filed a duly completed form DTTP2 in respect of such Lender with HM Revenue & Customs pursuant to Section 3.02(I)(b)(xiii) or (d)(ii); or

(B)a U.K. Borrower making a payment to that Lender has filed a duly completed form DTTP2 in respect of such Lender with HM Revenue & Customs pursuant to Section 3.02(I)(b)(xiii) or (d)(ii) but:

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(1)	that form DTTP2 has been rejected by HM Revenue & Customs; or
(2)	HM Revenue & Customs has not given the Borrower authority to make payments to that Lender without a Tax Deduction within 45 days of the date of the filing of the form DTTP2,

and in each case, the U.K. Borrower has notified that U.K. Lender in writing, that U.K. Lender and the U.K. Borrower shall promptly complete any additional procedural formalities necessary for that U.K. Borrower to obtain authorisation to make that payment without a Tax Deduction.

(ix)Nothing in Section 3.02(I)(b)(vii) above or in Section 3.01(e) shall require a U.K. Treaty Lender to:

(A)register under the HMRC DT Treaty Passport scheme; or

(B)apply the HMRC DT Treaty Passport scheme to any advance if it has so registered.

(x)A U.K. Non-Bank Lender which becomes a U.K. Lender on the date of this Agreement is entered into gives a Tax Confirmation to the U.K. Borrower by entering into this Agreement.

(xi)A U.K. Non-Bank Lender shall promptly notify the U.K. Borrower and the Administrative Agent if there is any change in the position from that set out in the Tax Confirmation.

(xii)A U.K. Treaty Lender which becomes a U.K. Lender on the date of this Agreement, holds a passport under the HMRC DT Treaty Passport scheme, and wishes that scheme to apply to a Loan Document, confirms its scheme reference number and its jurisdiction of tax residence in its signature page hereto.

(xiii)Where a U.K. Lender notifies the U.K. Borrower or the Administrative Agent as described in Section 3.02(I)(b)(xi), the U.K. Borrower shall file a duly completed form DTTP2 in respect of such Lender with HM Revenue & Customs within 30 days of the date of this Agreement and shall promptly provide the Administrative Agent and the U.K. Lender with a copy of that filing.

(xiv)If a U.K. Lender has not included an indication to the effect that it wishes the HMRC DT Treaty Passport scheme to apply to the U.K. Facility in accordance with Section 3.02(I)(b)(xi) or (d)(i), the U.K. Borrower shall not file any form relating to the HMRC DT Treaty Passport scheme in respect of that Lender’s advance or its participation in any advance.

(c)U.K. Lender Status Confirmation.  Each U.K. Lender which becomes a U.K. Lender on the date of this Agreement confirms that, at the date of this Agreement, it is a U.K. Qualifying Lender.  Each U.K. Lender which becomes a U.K. Lender after the date of this Agreement shall indicate, in the Assignment and Assumption which it executes on becoming a party, which of the following categories it falls within:

(i)not a U.K. Qualifying Lender;

(ii)a U.K. Qualifying Lender (other than a U.K. Treaty Lender); or

(iii)a U.K. Treaty Lender.

If a U.K. Lender fails to indicate its status in accordance with this Section 3.02(I)(c), then such U.K. Lender shall be treated for the purposes of this Agreement (including by the U.K. Borrower) as if it is not a U.K. Qualifying Lender until such time as it notifies the Administrative Agent which category of U.K. Qualifying Lender applies

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(and the Administrative Agent, upon receipt of such notification, shall inform the U.K. Borrower). For the avoidance of doubt, an Assignment and Assumption shall not be invalidated by any failure of a U.K. Lender to comply with this Section 3.02(I)(c). A U.K. Lender must promptly notify the Administrative Agent if its status changes (and the Administrative Agent on receipt of such notification shall promptly inform the U.K. Borrower).

(d)HMRC DT Treaty Passport Scheme Confirmation.

(i)A U.K. Lender which becomes a U.K. Lender after the date of this Agreement, is a U.K. Treaty Lender that holds a passport under the HMRC DT Treaty Passport scheme, and wishes that scheme to apply to the U.K. Facility, shall include an indication to that effect in the Assignment and Assumption which it executes by including its scheme reference number and its jurisdiction of tax residence in that Assignment and Assumption.

(i)Where an Assignment and Assumption includes the indication described in clause (d)(i) above, the U.K. Borrower which is a party to this Agreement as at the date that the relevant Assignment and Assumption is executed (the “Transfer Date”) shall file a duly completed form DTTP2 in respect of such Lender with HM Revenue & Customs within 30 days of that Transfer Date and shall promptly provide the Administrative Agent and the applicable U.K. Lender with a copy of that filing.

(e)U.K. Tax Indemnity.  The U.K. Borrower shall (within the later of (i) 10 days of demand therefor and (ii) three (3) Business Days before the relevant loss, liability or cost will be suffered) pay to a U.K. Lender or the Administrative Agent an amount equal to the loss, liability or cost that such U.K. Lender or the Administrative Agent (as applicable) determines in its reasonable discretion has been (directly or indirectly) suffered by such U.K. Lender or the Administrative Agent, as applicable, for or on account of any Tax  in respect of the U.K. Facility.  Notwithstanding the foregoing, this Section 3.02(I)(e) shall not apply:

(i)with respect to any Tax assessed on any Lender or the Administrative Agent:

(A)under the law of the jurisdiction in which such Lender or the Administrative Agent, as applicable, is incorporated or, if different, the jurisdiction (or jurisdictions) in which such Lender or Administrative Agent is treated as resident for Tax purposes or as having a permanent establishment to which its interest in a loan is attributable; or

(B)under the law of the jurisdiction in which such Lender’s lending office is located in respect of amounts received or receivable in that jurisdiction;

if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by such Lender or Administrative Agent, as applicable;

(ii)to the extent a loss, liability or cost:

(A)is compensated for by an increased payment under Section 3.02(I)(b), above; or

(B)would have been compensated for by an increased payment under Section 3.02(I)(b), above, but was not so compensated solely because one of the exclusions in Section 3.02(I)(b)(iv) applied.

(iii)with respect to any Tax required to be withheld or deducted pursuant to FATCA.

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A U.K. Lender or Administrative Agent making, or intending to make, a claim under this Section 3.02(I)(e) shall promptly notify the Administrative Agent of the event which will give, or has given, rise to the claim, following which the Agent shall notify the U.K. Borrower.

3.02(II) German Taxes on Payments in respect of the German Facility

(a)The provisions of this Section 3.02(II) shall only apply in respect of Taxes imposed by any taxing authority on payments made in respect of the German Facility.  For the avoidance of doubt, the provisions of Section 3.01(a)-(d) and (f) shall not apply in respect of payments made in respect of the German Facility.

(b)German Tax Gross-Up.

(i)The German Borrower shall make all payments to be made by it in respect of the German Facility under any Loan Document without any Tax Deduction, unless a Tax Deduction is required by Law.

(ii)The German Borrower shall, promptly upon becoming aware that it must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Administrative Agent accordingly.  Similarly, a Lender shall promptly notify the Administrative Agent on becoming so aware in respect of a payment payable to that Lender in respect of the German Facility.  If the Administrative Agent receives such notification from a Lender they shall notify the German Borrower.

(iii)If a Tax Deduction is required by Law to be made by the German Borrower in respect of the German Facility, the amount of the payment due from the German Borrower shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no such Tax Deduction had been required.

(iv)A payment shall not be increased under clause (iii) above by reason of a Tax Deduction on account of Tax imposed by Germany, if on the date on which the payment falls due:

(A)the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a German Qualifying Lender, but on that date that Lender is not or has ceased to be a German Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or German Treaty, or any published practice or published concession of any relevant taxing authority; or

(B)the relevant Lender is a German Treaty Lender and the German Borrower making the payment is able to demonstrate that the payment could have been made to the relevant Lender without the Tax Deduction had that relevant Lender complied with its obligations under paragraph (vii) below.

(v)If the German Borrower is required to make a Tax Deduction, the German Borrower shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(vi)Within thirty days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the German Borrower making that Tax Deduction shall deliver to the Administrative Agent evidence reasonably satisfactory that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

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(vii)A German Treaty Lender and the German Borrower which makes a payment to which that German Treaty Lender is entitled in respect of the German Facility shall co-operate in completing any procedural formalities necessary for the German Borrower to obtain authorization to make that payment without a Tax Deduction.

(c)German Lender Status Confirmation. Each German Lender which becomes a German Lender on the date of this Agreement confirms that, at the date of this Agreement, it is a German Qualifying Lender.  Each German Lender which becomes a German Lender after the date of this Agreement shall indicate, in the Assignment and Assumption which it executes on becoming a party, which of the following categories it falls within:

(i)not a German Qualifying Lender;

(ii)a German Qualifying Lender (other than a German. Treaty Lender); or

(iii)a German Treaty Lender.

If a German Lender fails to indicate its status in accordance with this Section3.02(I)(c), then such German Lender shall be treated for the purposes of this Agreement (including by the German Borrower) as if it is not a German Qualifying Lender until such time as it notifies the Administrative Agent which category of German Qualifying Lender applies (and the Administrative Agent, upon receipt of such notification, shall inform the German Borrower).  For the avoidance of doubt, an Assignment and Assumption shall not be invalidated by any failure of a German Lender to comply with this Section 3.02(I)(c).  A German Lender must promptly notify the Administrative Agent if its status changes (and the Administrative Agent on receipt of such notification shall promptly inform the German Borrower).

(d)German Tax Indemnity.  The German Borrower shall (within the later of (i) 10 days of demand therefor and (ii) three (3) Business Days before the relevant loss, liability or cost will be suffered) pay to a German Lender or the Administrative Agent an amount equal to the loss, liability or cost that such German Lender or the Administrative Agent (as applicable) determines in its reasonable discretion has been (directly or indirectly) suffered by such German Lender or the Administrative Agent, as applicable, for or on account of any Tax  in respect of the German Facility.  Notwithstanding the foregoing, this Section 3.02(II)(d) shall not apply:

(i)with respect to any Tax assessed on any Lender or the Administrative Agent:

(A)under the law of the jurisdiction in which such Lender or the Administrative Agent, as applicable, is incorporated or, if different, the jurisdiction (or jurisdictions) in which such Lender or Administrative Agent is treated as resident for Tax purposes or as having a permanent establishment to which its interest in a loan is attributable; or

(B)under the law of the jurisdiction in which such Lender’s lending office is located in respect of amounts received or receivable in that jurisdiction;

if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by such Lender or Administrative Agent, as applicable;

(ii)to the extent a loss, liability or cost:

(C)is compensated for by an increased payment under Section 3.02(II)(b), above; or

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(D)would have been compensated for by an increased payment under Section 3.02(II)(b), above, but was not so compensated solely because one of the exclusions in Section 3.02(II)(b)(iv) applied.

(iii)with respect to any Tax required to be withheld or deducted pursuant to FATCA.

A German Lender or Administrative Agent making, or intending to make, a claim under this Section 3.02(II)(d) shall promptly notify the Administrative Agent of the event which will give, or has given, rise to the claim, following which the Agent shall notify the German Borrower.

(e)German Tax Credit. If the German Borrower makes a German Tax Payment and the relevant Lender determines that:

(i)a German Tax Credit is attributable to an increased payment of which the German Tax Payment forms part, to that the German Tax Payment or to a Tax Deduction in consequence of which the payment under German Tax Payment was required; and

(ii)the relevant Lender has obtained and utilized that German Tax Credit,

the relevant Lender shall pay an amount to the German Borrower which will leave the relevant Lender (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the German Borrower.

3.03VAT

(a)All amounts expressed to be payable under any Loan Document by any party to  any Agent or a Lender which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to Section 3.03(b) below, if VAT is or becomes chargeable on any supply made by an Agent or a Lender to any party under any Loan Document and the such Agent or such Lender is required to account to the relevant tax authority for the VAT, that party must pay to such Agent or such Lender (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and an Agent or Lender concerned must promptly provide an appropriate VAT invoice to that party).

(b)If VAT is or becomes chargeable on any supply made by an Agent or a Lender (the “Supplier”) to any Agent or any other Lender (the “Receiver”) under any Loan Document, and any party other than the Receiver (the “Relevant Party”) is required by the terms of any Loan Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Receiver in respect of that consideration):

(i) where the Supplier is the person required to account to the relevant tax authority for the VAT, the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Receiver must (where this Section 3.03(b)(i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Receiver receives from the relevant tax authority which the Receiver reasonably determines relates to the VAT chargeable on that supply; and

(ii)where the Receiver is the person required to account to the relevant tax authority for the VAT, the Relevant Party must promptly, following demand from the Receiver, pay to the Receiver an amount equal to the VAT chargeable on that supply but only to the extent that the Receiver reasonably

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determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

(c)Where any Loan Document requires any party to reimburse or indemnify any Agent or a Lender for any cost or expense, that party shall reimburse or indemnify (as the case may be) such Agent or such Lender for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Agent or such Lender reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(d)Any reference in Sections 3.03(a)-(d) to any party shall, at any time when such party is treated as a member of a group or unity (or fiscal unity) for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the person who is treated at that time as making the supply, or (as appropriate) receiving the supply, under the grouping rules (provided for in Article 11 of Council Directive 2006/112/EC (or as implemented by the relevant member state of the European Union) or any other similar provision in any jurisdiction which is not a member state of the European Union) so that a reference to a party shall be construed as a reference to that party or the relevant group or unity (or fiscal unity) of which that party is a member for VAT purposes at the relevant time or the relevant representative member (or head) of that group or unity (or fiscal unity) at the relevant time (as the case may be).

(e)In relation to any supply made by a party to any other party under any Loan Document, if reasonably requested by such party, that other party must promptly provide such party with details of that other party's VAT registration and such other information as is reasonably requested in connection with such party’s VAT reporting requirements in relation to such supply.

3.04Illegality

(a)If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund ~~Eurocurrency Rate Loans~~or charge interest with respect to any Credit Extension, or to determine or charge interest rates based upon ~~the Eurocurrency~~a Relevant Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to engage in reverse repurchase of U.S. Treasury securities transactions of the type included in the determination of SOFR, or to determine or charge interest rates based upon a Relevant Rate, or to purchase or sell, or to take deposits of, Dollars or any Alternative Currency in the ~~London~~applicable interbank market, then, on notice thereof by such Lender to the Lead Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue ~~Eurocurrency Rate~~Alternative Currency Loans in the affected currency or currencies or, in the case of Loans denominated in Dollars, any obligation of such Lender to make or continue Term SOFR Loans, Alternative Currency Loans or to convert Base Rate Loans to ~~Eurocurrency Rate~~Term SOFR Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the ~~Eurocurrency Rate~~Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the ~~Eurocurrency Rate~~Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Lead Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, (x) the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay all Term SOFR Loans or Alternative Currency Loans of such Lender, as applicable, in the affected currency or currencies or, if applicable, convert ~~all Eurocurrency Rate~~or redenominate the affected Loans of such Lender to Base Rate Loans in the amount of the Dollar Equivalent of such affected Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the ~~Eurocurrency Rate~~Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such

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Lender may lawfully continue to maintain such ~~Eurocurrency Rate~~ Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such ~~Eurocurrency Rate~~ Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon ~~the Eurocurrency Rate~~SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the ~~Eurocurrency Rate~~Term SOFR component thereof until the Administrative is advised in writing by such Lender that it is no longer illegal  for such Lender to determine or charge interest rates based upon ~~the Eurocurrency Rate~~SOFR.  Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted.

(b)If, in any applicable jurisdiction, the Administrative Agent, the L/C Issuer or any Lender or any Designated Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent, the L/C Issuer or any Lender or its applicable Designated Lender to (i) perform any of its obligations hereunder or under any other Loan Document, (ii) to fund or maintain its participation in any Loan or (iii) issue, make, maintain, fund or charge interest or fees with respect to any Credit Extension to any Foreign Borrower, such Person shall promptly notify the Administrative Agent, then, upon the Administrative Agent notifying the Loan Party, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest or fees with respect to any such Credit Extension shall be suspended, and to the extent required by applicable Law, cancelled.  Upon receipt of such notice, the Loan Parties shall, (A) repay that Person’s participation in the Loans or other applicable Obligations on the last day of the Interest Period for each Loan or other Obligation occurring after the Administrative Agent has notified the Loan Party or, if earlier, the date specified by such Person in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by applicable Law) and (B) take all reasonable actions requested by such Person to mitigate or avoid such illegality.

3.05Inability to Determine Rates

(a)If in connection with any request for a Term SOFR Loan or an Alternative Currency Loan or a conversion of Base Rate Loans to Term SOFR Loans or an Alternative Currency Loan or a continuation of any of such Loans, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error)~~, or the Required Lenders notify the Administrative Agent that the Required Lenders have determined, that~~ that (A) no Successor Rate for the Relevant Rate for the applicable Agreed Currency has been determined in accordance with Section 3.05(b), and the circumstances under clause (i) ~~by reason~~ of ~~circumstances affecting the relevant market,~~Section 3.05(b) or the Scheduled Unavailability Date has occurred with respect to such Relevant Rate (as applicable), or (B) adequate and reasonable means do not otherwise exist for determining ~~the Eurocurrency Rate for such Interest Period (and the circumstances described in Section 3.05(b) do not apply) or (ii)~~ the ~~Eurocurrency~~Relevant Rate for ~~such~~the applicable Agreed Currency for any determination date(s) or the requested Interest Period, as applicable, with respect to a proposed ~~Eurocurrency Rate Loan~~Term SOFR Loan or an Alternative Currency Loan or in connection with an existing or proposed Base Rate Loan (with respect to the Term SOFR component in determining the Base Rate), or (ii) the Administrative Agent or the Required Lenders determine that for any reason that Relevant Rate with respect to a proposed Loan denominated in an Agreed Currency for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to such Lenders ~~(as certified by such Lenders, which certification shall be conclusive absent manifest error) of making or maintaining their affected Loans during~~of funding such ~~Interest Period~~Loan, ~~then~~ the Administrative Agent ~~shall give telecopy or telephonic notice thereof to~~will promptly so notify the Lead Borrower and ~~the relevant Lenders as soon as practicable thereafter~~each Lender.

Thereafter, (x) the obligation of the Lenders to make or maintain ~~Eurocurrency~~Term SOFR Loans or Loans in the affected currencies, as applicable, or to convert Base Rate Loans ~~in the affected currency or currencies~~to Term SOFR Loans shall be suspended in each case to the extent of the affected Term

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SOFR Loans, Alternative Currency Loans or Interest Period or determination date(s), as applicable, and (y) in the event of a determination described in the preceding sentence with respect to the ~~Eurocurrency Rate~~Term SOFR component of the Base Rate, the ~~Eurocurrency Rate~~utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of this Section 3.05(a), until the Administrative Agent upon ~~the~~ instruction of the Required Lenders) revokes such notice.

Upon receipt of such notice, (i) the ~~Lead~~ Borrower ~~(on behalf of the Borrowers)~~ may revoke any pending request for a Borrowing of, or conversion to, Term SOFR Loans, or Borrowing of, or continuation of ~~Eurocurrency Rate~~Alternative Currency Loans ~~(~~to the extent ~~of~~ the affected ~~Eurocurrency Rate~~Alternative Currency Loans or Interest ~~Periods)~~Period or determination date(s), as applicable, or, failing that, ~~(A) with respect to a pending request for Loans denominated in Dollars, the Lead Borrower~~ will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans ~~(subject to the foregoing clause (y))~~ in the amount specified therein and (~~B~~ii) ~~with respect to Loans denominated in~~(A) any outstanding Term SOFR Loans shall be deemed to have been converted to Base Rate Loans immediately and (B) any outstanding affected Alternative Currency Loans, at the ~~election of the~~ Lead Borrower’s election, ~~(1) such request~~ shall either (1) be converted into a ~~request for a~~ Borrowing of Base Rate Loans denominated in Dollars ~~(subject to the foregoing clause (y))~~ in the Dollar Equivalent of the amount ~~specified therein (and, in the case~~ of ~~any~~such outstanding ~~Eurocurrency Rate Loans, regardless of whether such request is made, such Loans will automatically be deemed to be converted to Base Rate Loans denominated in Dollars in the Dollar Equivalent of such Loans~~ Alternative Currency Loan immediately, in the case of an Alternative Currency Daily Rate Loan or  at the end of the applicable Interest Period~~) or (2) the applicable Borrower shall repay such Eurocurrency Loans (to the extent outstanding) in full~~, in the case of an Alternative Currency Term Rate Loan or (2) be prepaid in full immediately, in the case of an Alternative Currency Daily Rate Loan, or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan; provided~~, however~~ that if no ~~such~~ election is made by the Lead Borrower ~~with~~(x) in the case of an Alternative Currency Daily Rate Loan, by the date that is three ~~(3) days~~Business Days after receipt by the Lead Borrower of such notice~~,~~ or (y) in the ~~Lead Borrower~~case of an Alternative Currency Term Rate Loan, by the last day of the current Interest Period for the applicable Alternative Currency Term Rate Loan, the Company shall be deemed to have elected clause (1) above.

~~(b)~~

(b)Replacement of Relevant Rate or Successor Rate.  Notwithstanding anything to the contrary ~~herein~~in this Agreement or ~~in~~ any other Loan ~~Document~~Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that:

(i)~~On March 5, 2021 the Financial Conduct Authority (“FCA”), the regulatory supervisor of LIBOR’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-week, 1-month, 2-month, 3-month, 6-month and 12- month U.S. dollar LIBOR tenor settings. On the earliest of (A) the date that all Available Tenors of U.S dollar LIBOR have permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative, (B) June 30, 2023 and (C) the Early Opt-in Effective Date in respect of a SOFR Early Opt-in, if the then-current Benchmark is LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this~~

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~~Agreement or any other Loan Document. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a quarterly basis.~~adequate and reasonable means do not exist for ascertaining the Relevant Rate for an Agreed Currency, including, without limitation, because none of the tenors of such Relevant Rate (including any forward-looking term rate thereof) is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii)~~(x)  Upon (A) the occurrence of a Benchmark Transition Event or (B) a determination by the Administrative Agent that neither of the alternatives under clause (1) of the definition of Benchmark Replacement are available, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders (and any such objection shall be conclusive and binding absent manifest error); provided that solely in the event that the then-current Benchmark at the time of such Benchmark Transition Event is not a SOFR-Based Rate, the Benchmark Replacement therefor shall be determined in accordance with clause (1) of the definition of Benchmark Replacement unless the Administrative Agent determines that neither of such alternative rates is available.~~the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate for an Agreed Currency (including any forward-looking term rate thereof) shall or will no longer be representative or made available, or used for determining the interest rate of loans denominated in such Agreed Currency, or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate for such Agreed Currency (the latest date on which all tenors of the Relevant Rate for such Agreed Currency (including any forward-looking term rate thereof) are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); or

~~(y)  On the Early Opt-in Effective Date in respect of an Other Rate Early Opt-in, the Benchmark Replacement will replace LIBOR for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Loan Document.~~

(iii)~~At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Lead Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Lead Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Lead Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of Base Rate based upon the Benchmark will not be used in any determination of Base Rate.~~syndicated loans currently being executed and agented in the U.S., are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the Relevant Rate for an Agreed Currency;

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or if  the events or circumstances of the type described in Section 3.05(b)(i), (ii) or (iii) have occurred with respect to the Successor Rate then in effect, then, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing the Relevant Rate for an Agreed Currency or any then current Successor Rate for an Agreed Currency in accordance with this Section 3.05 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Agreed Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Agreed Currency for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

The Administrative Agent will promptly (in one or more notices) notify the Lead Borrower and each Lender of the implementation of any Successor Rate.

Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero percent (0%), the Successor Rate will be deemed to be zero percent (0%) for the purposes of this Agreement and the other Loan Documents.

~~(iv)~~ In connection with the implementation ~~and administration~~ of a ~~Benchmark Replacement~~Successor Rate, the Administrative Agent will have the right to make ~~Benchmark Replacement~~ Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such ~~Benchmark Replacement~~ Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.

~~(v)The Administrative Agent will promptly notify the Lead Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent pursuant to this Section 3.05(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its  sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.05(b).~~

~~(vi)At any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including Term SOFR or LIBOR), then the Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (B) the Administrative~~

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~~Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings~~

For purposes of this Section 3.05, those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in the applicable Agreed Currency shall be excluded from any determination of Required Lenders.

3.06Increased Costs

(a)Increased Costs Generally.  If any Change in Law shall:

(i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e)) or the L/C Issuer;

(ii)subject any Lender or the L/C Issuer to any Tax with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any ~~Eurocurrency Rate Loan~~Term SOFR Loan or Alternative Currency Term Rate Loan (or any Loans accruing interest at any Successor Rate) made by it, or change the basis of taxation of payments to such Lender or the L/C Issuer in respect thereof (except for (A) any Indemnified Taxes or Other Taxes, which are covered by Section 3.01, (B) any taxes relating to the U.K. Facility or the German Facility covered by Section 3.02 (or which would have been covered by Section 3.02 but were not covered solely because any of the exclusions in paragraph (iv) of Section 3.02(I) or paragraph (iv) of Section 3.02(II)) (C) any Taxes described in clauses (b) through (f) of the definition of Excluded Taxes and (D) any Connection Income Taxes); or

(iii)impose on any Lender or the L/C Issuer or ~~the London~~any applicable interbank market any other condition, cost or expense (other than with respect to Taxes) affecting this Agreement or ~~Eurocurrency Rate Loans~~Term SOFR Loans or Alternative Currency Term Rate Loans (or any Loans accruing interest at any Successor Rate) made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any ~~Eurocurrency~~Term SOFR Loans or Alternative Currency Term Rate ~~Loan~~Loans (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrowers will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered in accordance with clause (c) below.

(b)Capital Requirements.  If any Lender or the L/C Issuer reasonably determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to

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capital adequacy and liquidity), then from time to time the Borrowers will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered in accordance with clause (c) below.

(c)Certificates for Reimbursement.  A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Lead Borrower shall be conclusive absent manifest error.  The Borrowers shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d)Delay in Requests.  Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Lead Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

~~(e)Reserves on Eurocurrency Rate Loans.  The Borrowers shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Lead Borrower shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender.  If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 10 days from receipt of such notice.~~

3.07Compensation for Losses

Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a)any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise) (for purposes hereof, references to the Interest Period shall be deemed to include any relevant interest payment date or payment period for an Alternative Currency Loan);

(b)any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Lead Borrower; or

(c)any assignment of a ~~Eurocurrency Rate~~Term SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrowers pursuant to Section 11.14;

excluding any loss of anticipated profits or Applicable Rate, but including any other loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate

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the deposits from which such funds were obtained.  The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 3.07, each Lender shall be deemed to have funded each ~~Eurocurrency Rate~~Term SOFR Loan made by it at the ~~Eurocurrency~~Term SOFR Rate for such Loan by a matching deposit or other borrowing in the ~~London~~offshore interbank ~~eurodollar~~ market for such currency for a comparable amount and for a comparable period, whether or not such ~~Eurocurrency Rate~~Term SOFR Loan was in fact so funded.  Notwithstanding the foregoing, each Lender party hereto ~~on the Third Restatement Date~~ waives any compensation that would otherwise be due to such Lender as a result of this Section 3.07 from the transactions to occur on the ~~Third Restatement Date~~Fifth Amendment Effective Date, including the conversion of the Term Loans in accordance with Section 2.01(a)(ii) and the Revolving Credit Loans in accordance with Section 2.01(b)(ii).

3.08Mitigation Obligations; Replacement of Lenders

(a)Designation of a Different Lending Office.  If any Lender requests compensation under Section 3.06, or the Borrowers are required to pay any additional amount to any Lender, the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01 or Section 3.02, or if any Lender gives a notice pursuant to Section 3.04, then such Lender or the L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01, 3.02 or 3.06, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.04, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the L/C Issuer, as the case may be.  The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment.

(b)Replacement of Lenders.  If any Lender requests compensation under Section 3.06, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 or 3.02, the Borrowers may replace such Lender in accordance with Section 11.14.

3.09Survival

All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent.

3.10Designation of Lead Borrower as Borrowers’ Agent

(a)Each Borrower hereby irrevocably designates and appoints the Lead Borrower as such Borrower’s agent and attorney-in-fact to (i) obtain Credit Extensions, the proceeds of which shall be available to each Borrower for such uses as are permitted under this Agreement, (ii) to provide Administrative Agent with all other notices with respect to Loans and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (iii) to take such action as the Lead Borrower deems appropriate on their behalf to obtain Loans and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement and the other Loan Documents.  As the disclosed principal for its agent, each Borrower shall be obligated to each Secured Party on account of Credit Extensions so made to it as if made directly by the applicable Person to such Borrower, notwithstanding the manner by which such Credit Extensions are recorded on the books and records of the Lead Borrower and of

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any other Borrower.  In addition, each Loan Party other than the Borrowers hereby irrevocably designates and appoints the Lead Borrower as such Loan Party’s agent to represent such Loan Party in all respects under this Agreement and the other Loan Documents.  Such appointment shall remain in full force and effect unless and until Administrative Agent shall have received prior written notice signed by each Borrower and each other Loan Party that such appointment has been revoked and that another Borrower has been appointed Lead Borrower.

(b)Each Borrower recognizes that credit available to it hereunder is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its joining in the credit facility contemplated herein with all other Borrowers.  Consequently, each Borrower hereby assumes and agrees to discharge all Obligations of each of the other Borrowers.

(c)The Lead Borrower shall act as a conduit for each Borrower (including itself, as a “Borrower”) on whose behalf the Lead Borrower has requested a Credit Extension.  Neither the Administrative Agent, nor any other Secured Party shall have any obligation to see to the application of such proceeds therefrom.

(d)Each Lender and Administrative Agent agree to provide all notices hereunder to the Lead Borrower, and each Borrower agrees that notices delivered to the Lead Borrower shall be deemed to have been delivered to all Borrowers simultaneously.

ARTICLE IV.
CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

4.01Conditions of Initial Credit Extension

The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction or waiver in accordance with Section 11.01 of the following conditions precedent:

(a)The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Third Restatement Date (or, in the case of certificates of governmental officials, a recent date before the Third Restatement Date):

(i)executed counterparts of this Agreement, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrowers, unless otherwise agreed;

(ii)a Note executed by the Borrowers in favor of Bank of America and each other Lender requesting a Note;

(iii)the Ancillary Document Confirmations;

(iv)completed requests for information, dated on or before the date of the initial Credit Extension, listing all other effective financing statements filed in all jurisdictions that the Administrative Agent may deem necessary in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement that name any Loan Party as debtor, together with copies of such financing statements as have been filed since the Original Closing Date;

(v)[reserved];

(vi)a certificate of an authorized officer of each Loan Party, attaching: (a) either (x) a copy of the articles or certificate of incorporation of such Loan Party certified as of a recent date by the Secretary

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of State of the state of organization (or comparable official in the United Kingdom and Canada) of such Loan Party or (y) a certification by a Responsible Officer of such Loan Party that no changes have been made to such articles or certificate since they were last provided to the Administrative Agent, in either case, together with certificates of such official attesting to the valid existence, good standing and qualification to engage in business in such Loan Party’s jurisdiction of organization; (b) either (x) the bylaws or operating agreement (or equivalent such constitutional document), as applicable, of such Loan Party as in effect on the date of such certification or (y) a certification by a Responsible Officer of such Loan Party that no changes have been made to such bylaws or operating agreement since they were last provided to the Administrative Agent; and (c) such certificates of resolutions or other action, incumbency and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;

(vii)a favorable opinion of Ropes & Gray LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request, in form and substance reasonably satisfactory to the Administrative Agent;

(viii)a favorable opinion of local counsel to the Loan Parties in each jurisdiction of organization of any Loan Party requested by the Administrative Agent, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request, in form and substance reasonably satisfactory to the Administrative Agent;

(ix)the Security Agreement, duly executed by each Loan Party;

(x)[reserved];

(xi)a certificate, substantially in the form of Exhibit K, signed by a Responsible Officer of the Lead Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, and (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had, either individually or in the aggregate, a Material Adverse Effect that is continuing on the Closing Date;

(xii)a certificate, substantially in the form of Exhibit L, from Holdings attesting to the Solvency of the Loan Parties and their Subsidiaries on a consolidated basis before and after giving effect to the Transaction, from its chief financial officer or other Responsible Officer;

(xiii)such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or any Lender reasonably may require.

(b) (i) All fees required to be paid to the Administrative Agent and the Arrangers on or before the Third Restatement Date shall have been paid and (ii) all fees required to be paid to the Lenders on or before the Third Restatement Date shall have been paid.

(c)Unless waived by the Administrative Agent, the Borrowers shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent required to be paid on the Third Restatement Date and invoiced  at least one (1) Business Day prior to or on the Third Restatement Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements

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incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent).

(d) (i) Upon the reasonable request of any Lender made at least ten (10) days prior to the Third Restatement Date, the Borrowers shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act, in each case at least three (3) days prior to the Third Restatement Date, and (ii) at least three (3) days prior to the Third Restatement Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Borrower.

(e)The Administrative Agent shall have received evidence in form and substance  reasonably satisfactory to the Administrative Agent that all action that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement has been taken.

Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Third Restatement Date specifying its objection thereto.

4.02Conditions to all Credit Extensions

Subject to the limitations applicable to Limited Condition Transactions, the obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of ~~Eurocurrency~~Term SOFR Loans or Alternative Currency Term Rate Loans or any Loans accruing interest at any Successor Rate) is subject to the following conditions precedent:

(a)The representations and warranties of the Borrowers and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects, and except that for purposes of this Section 4.02, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

(b)No Event of Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.

(c)The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of ~~Eurocurrency~~Term SOFR Loans or Alternative Currency Term Rate

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Loans) submitted by the Lead Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V.
REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:

5.01Existence, Qualification and Power

Each Loan Party and each of its Subsidiaries (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party and consummate the Transaction, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (a) (with respect to Subsidiaries that are not Loan Parties), (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

5.02Authorization; No Contravention

The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries; or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law; except in each case referred to in clause (b) or (c), to the extent that such conflict, breach or violation could not reasonably be expected to have a Material Adverse Effect.

5.03Governmental Authorization; Other Consents

No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, or for the consummation of the Transaction, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (i) those which have been duly obtained, taken, given or made and are in full force and effect, (ii) those required under agreements that a Loan Party is permitted to execute pursuant to this Agreement, (iii) those required by applicable law or regulation, and (iv) those the failure of which to be obtained would not reasonably be expected to have a Material Adverse Effect.

5.04Binding Effect

This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto.  This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party,

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enforceable against each Loan Party that is party thereto in accordance with its terms, except as may be limited by Debtor Relief Laws or by general principals of equity.

5.05Financial Statements; No Material Adverse Effect

(a)The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Borrowers and their Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) except as disclosed in Schedule 5.05, show all material indebtedness and other liabilities, direct or contingent, of the Borrowers and their Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

(b)The unaudited consolidated balance sheet of Holdings and its Subsidiaries dated September 27, 2019, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of Holdings and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.

(c)Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had a Material Adverse Effect that is continuing.

(d)The consolidated pro forma balance sheet of Holdings and its Subsidiaries as at September 27, 2019, and the related consolidated pro forma statements of income and cash flows of the Borrowers and their Subsidiaries for the nine (9) months then ended, certified by the chief financial officer or treasurer of the Lead Borrower, copies of which have been furnished to each Lender, fairly present in all material respects the consolidated pro forma financial condition of Holdings and its Subsidiaries as at such date and the consolidated pro forma results of operations of Holdings and its Subsidiaries for the period ended on such date, in each case giving effect to the Transaction, all in accordance with GAAP.

(e)The consolidated forecasted balance sheet, and statements of income and cash flows of Holdings and its Subsidiaries delivered pursuant to Section 4.01 or Section 6.01(c) were prepared in good faith based upon assumptions that are believed by the Lead Borrower to be reasonable at the time such consolidated forecasted balance sheet, and statements of income and cash flows were delivered to the Administrative Agent, it being understood that (i) such forecasts are not to be viewed as facts, (ii) such forecasts are subject to significant uncertainties and contingencies, many of which are beyond the Lead Borrower’s control, (iii) no assurance can be given that any particular forecasts will be realized and (iv) actual results may differ and such differences may be material.

5.06Litigation

There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of any Borrower, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against any Borrower or any of their Subsidiaries or against any of their properties or revenues that either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

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5.07No Default

No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

5.08Ownership of Property; Investments

(a)Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for Liens permitted by the Loan Documents and such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)Schedule 5.08(b) sets forth a complete and accurate list of all real property owned by each Loan Party and each of its Subsidiaries, showing as of the Third Restatement Date the street address, state, record owner and estimated fair value thereof.  Except as could not reasonably be expected to have a Material Adverse Effect, each Loan Party and each of its Subsidiaries has good, marketable and insurable fee simple title to the real property owned by such Loan Party or such Subsidiary, free and clear of all Liens, other than Liens created or permitted by the Loan Documents.

(c)Schedule 5.08(c) sets forth a complete and accurate list of all leases of real property under which any Loan Party is the lessee as of the Third Restatement Date, showing as of the Third Restatement Date, the street address, state and lessee.

(d)Schedule 5.08(d) sets forth a complete and accurate list of all Investments (other than Investments of the type permitted under Section 7.03 that are not subject to any “dollar” basket) held by any Loan Party or any Subsidiary of a Loan Party on the Third Restatement Date, showing as of the Third Restatement Date the amount, obligor or issuer and maturity, if any, thereof.

5.09Environmental Compliance

(a)Except as otherwise set forth in Schedule 5.09 or as could not reasonably be expected to have a Material Adverse Effect, the Borrowers and their Subsidiaries operate their respective businesses and properties in material compliance with Environmental Laws and Environmental Permits and none of the Borrowers or their Subsidiaries are subject to Environmental Liability that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)Except as otherwise set forth in Schedule 5.09 or as could not reasonably be expected to have a Material Adverse Effect, (i) none of the properties currently or, to the knowledge of any Borrower, formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; (ii) to the knowledge of any Borrower, there are and never have been any underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries or, to the knowledge of any Borrower, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries that, in either case would require any material reporting, investigation, assessment, remediation or response action; (iii) there is no friable asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries that is not being maintained in material compliance with applicable Environmental Laws or requires abatement or removal; and (iv) Hazardous Materials have not been released, discharged or disposed of on any property currently or to the knowledge of any Borrower formerly owned or operated by any Loan Party or any of its Subsidiaries in a

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manner or quantity that would require any material reporting, investigation, assessment, remediation or response action.

(c)Except as otherwise set forth on Schedule 5.09 or as could not reasonably be expected to have a Material Adverse Effect, neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any material investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner that could not reasonably be expected to result in material liability to any Loan Party or any of its Subsidiaries.

5.10Insurance

The properties of the Borrowers and their Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of any Borrower, in such amounts with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Borrower or the applicable Subsidiary operates.

5.11Taxes

Holdings and its Subsidiaries have filed all foreign, Federal and state income tax returns and reports and other material tax returns and reports required to be filed, and have paid all foreign, Federal and state income taxes and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or as could not reasonably be expected to have a Material Adverse Effect.

5.12ERISA Compliance

(a)Except as could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, (i) each Plan (other than a Multiemployer Plan) is in compliance in all respects with the applicable provisions of ERISA, the Code and other Federal or state Laws and (ii) each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code (or, where there is no determination letter but the Pension Plan is based upon a master and prototype or volume submitter form, the sponsor of such form has received a current advisory opinion as to the form upon which any Borrower or any ERISA Affiliate is entitled rely under applicable Internal Revenue Service procedures), or an application for such a letter is currently being processed by the Internal Revenue Service.  To the best knowledge of any Borrower, nothing has occurred that would prevent, or cause the loss of, such tax-qualified status.

(b)There are no pending or, to the best knowledge of any Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan (other than any Multiemployer Plan) that could reasonably be expected to have a Material Adverse Effect.  To the best knowledge of any Borrower, there are no pending or threatened claims, actions, or lawsuits, or action by any Governmental Authority, with respect to any Multiemployer Plan that could reasonably be expected to have a Material Adverse Effect.  To the best knowledge of any Borrower, there has been no prohibited transaction or violation of the

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fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c)(i) No ERISA Event has occurred with respect to any Pension Plan, (ii) to the best knowledge of any Borrower, no ERISA Event has occurred with respect to any Multiemployer Plan, (iii) no Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan or Multiemployer Plan; (iv) each Borrower and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (v) neither any Borrower nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (vi) neither any Borrower nor any ERISA Affiliate has engaged in a transaction that could reasonably be expected to be subject to Section 4069 or Section 4212(c) of ERISA; and (vii) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan, except with respect to each of the foregoing clauses of this Section 5.12(c), as could not reasonably be expected, individually or in the aggregate, to result in liability in excess of the Threshold Amount.

(d)With respect to each scheme or arrangement mandated by a government other than the United States (a “Foreign Government Scheme or Arrangement”) and with respect to each employee benefit plan maintained or contributed to by any Loan Party or any Subsidiary of any Loan Party that is not subject to United States law (a “Foreign Plan”), as of the later of (x) the date of the Audited Financial Statements and (y) the most recent audited financial statements delivered pursuant to Section 6.01(a), except as could not reasonably be expected, individually or in the aggregate, to result in liability in excess of the Threshold Amount:

any employer and employee contributions required by law or by the terms of any Foreign Government Scheme or Arrangement or any Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices;

the fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the date hereof, with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles; and

each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities.

(e)as of the Third Restatement Date, the Borrowers are not and will not be using “plan assets” (within the meaning of Section 3(42) of ERISA) with respect to the Borrowers’ entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement.

5.13Subsidiaries; Equity Interests; Loan Parties

As of the Third Restatement Date (or the date of any supplements delivered pursuant to Section 6.12(a)(i)), no Loan Party has any Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable (to the extent such concept is applicable) and are owned by a Loan Party or another Subsidiary in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens except those created under the Collateral

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Documents.  No Loan Party has any equity investments in any other corporation or entity as of the Third Restatement Date (or the date of any supplements delivered pursuant to Section 6.12(a)(i)) other than those specifically disclosed in Part (b) of Schedule 5.13.  All of the outstanding Equity Interests in each Borrower (other than Holdings) have been validly issued, are fully paid and non-assessable (to the extent such concept is applicable) and are owned by Holdings or another Loan Party free and clear of all Liens except those created under the Collateral Documents.  Set forth on Part (c) of Schedule 5.13 is a complete and accurate list of all Loan Parties, showing as of the Third Restatement Date (as to each Loan Party) the jurisdiction of its incorporation, the address of its principal place of business and its U.S. taxpayer identification number or, in the case of any non-U.S. Loan Party that does not have a U.S. taxpayer identification number, its unique identification number issued to it by the jurisdiction of its incorporation.  As of the Third Restatement Date, the copy of the charter of each Loan Party and each amendment thereto provided pursuant to Section 4.01(a) (or pursuant to Section 4.01(a) of the ~~Existing~~2016 Credit Agreement, as applicable) is a true and correct copy of each such document, each of which is valid and in full force and effect.

5.14Margin Regulations; Investment Company Act

(a)No Borrower is engaged nor will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock or any margin security (within the meanings of Regulation U and Regulation T, respectively, issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

(b)No Loan Party or Person Controlling any Loan Party is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

5.15Disclosure

No material written information, other than forecasts which are the subject of Section 5.05(e), other information of a forward-looking nature and information of a general economic or industry specific nature, furnished  by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to forecasts which are the subject of Section 5.05(e), the Borrowers make only the representations set forth in Section 5.05(e).

5.16Compliance with Laws

Each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

5.17Intellectual Property; Licenses, Etc.

Except as could not reasonably be expected to have a Material Adverse Effect, each Loan Party and each of its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights and other intellectual property rights (such ownership or right to use, collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses.  Set forth on Schedule 5.17 is a complete and accurate list of all such IP Rights registered or pending registration with the

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United Stated Copyright Office or the United States Patent and Trademark Office and owned by each Loan Party as of the Third Restatement Date.  Except for such claims and infringements asserted or pending that could not reasonably be expected to have a Material Adverse Effect, no claim has been asserted and is pending against any Loan Party by any Person challenging or questioning the use of any of such Loan Party’s IP Rights or the validity or enforceability of any of such Loan Party’s IP Rights, nor does any Loan Party know of any such claim, and, to the knowledge of any Borrower, the use of any IP Rights  (including the licensing of any such IP Rights) by any Loan Party or any of its Subsidiaries does not infringe on the rights of any Person.  As of the Third Restatement Date, none of the material IP Rights of any Loan Party or any of its Subsidiaries is subject to any licensing agreement or similar arrangement to which such Loan Party is party other than (i) non-exclusive licenses granted in the ordinary course of business and (ii) as set forth on Schedule 5.17.

5.18Solvency

The Loan Parties, on a consolidated basis together with their Subsidiaries, are Solvent.

5.19[Reserved]

5.20Labor Matters

There are no collective bargaining agreements or Multiemployer Plans covering the employees of any Borrower or any of their Subsidiaries as of the Third Restatement Date and neither any Borrower nor any Subsidiary is subject to any strikes, walkouts, work stoppages or other labor difficulty that could reasonably be expected to have a Material Adverse Effect.

5.21Collateral Documents

The provisions of the Collateral Documents are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject to Liens permitted by Section 7.01) on all right, title and interest of the respective Loan Parties in the Collateral described therein.  Except for filings and other actions completed on or prior to the Third Restatement Date and as contemplated hereby and by the Collateral Documents, no filing or other action will be necessary to perfect such Liens, to the extent the Collateral Documents require perfection thereof.

5.22Subordination of Permitted Subordinated Debt

The Obligations are “Senior Debt,” “Senior Indebtedness,” “Guarantor Senior Debt” or “Senior Secured Financing” (or any comparable term) under, and as defined in, any documentation governing Permitted Subordinated Debt.

5.23OFAC

None of the Loan Parties, nor any of their respective Subsidiaries, nor, to the knowledge of the Loan Parties and their Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) operating, organized or resident in a Designated Jurisdiction.

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5.24Anti-Corruption Laws

The Loan Parties and their respective Subsidiaries have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions in which the Loan Parties or their Subsidiaries are operating, organized or resident and applicable Sanctions, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws and applicable Sanctions.

5.25Beneficial Ownership Certification

As of the Third Restatement Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

5.26EEA Financial Institutions

No Loan Party is an EEA Financial Institution.

5.27Covered Entities

No Loan Party is a Covered Entity.

5.28German Borrower.

The German Borrower is a capital company (Kapitalgesellschaften).

ARTICLE VI.
AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than (A) in respect of indemnification, expense reimbursement, yield protection or tax gross-up and contingent obligations in each case with respect to which no claim has been made and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements) hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding under this Agreement (except to the extent Cash Collateralized), each Loan Party shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to:

6.01Financial Statements

Deliver to the Administrative Agent:

(a)within 90 days after the end of each fiscal year of Holdings (commencing with the fiscal year ending December 31, 2019), a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of Pricewaterhouse Coopers LLP or another independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than with respect to, or resulting from an upcoming maturity date with respect to any Indebtedness of any Loan Party (including Indebtedness under this Agreement) occurring within one year from the time such report and opinion are delivered);

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(b)within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Holdings (commencing with the fiscal quarter ending April 3, 2020), a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal quarter and for the portion of Holdings’ fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by a Responsible Officer of Holdings as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows Holdings and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

(c)within 60 days after the end of each fiscal year of Holdings (commencing with the fiscal year ending December 31, 2019, an annual business plan and budget of Holdings and its Subsidiaries on a consolidated basis, including forecasts prepared by management of the Lead Borrower of consolidated balance sheets and statements of income or operations and cash flows of Holdings and its Subsidiaries on a quarterly basis for the immediately following fiscal year (including the fiscal year in which the Maturity Date for the Term Facility occurs), in the form prepared for the board of directors of the Lead Borrower.

The obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information by furnishing Holdings’ Form 10-K or 10-Q, as applicable, filed with the SEC; provided that if Holdings is no longer filing such forms, the financial information delivered pursuant to paragraphs (a) and (b) must be in form and detail consistent with financial information previously delivered or otherwise reasonably satisfactory to the Administrative Agent and the Required Lenders.

As to any information contained in materials furnished pursuant to Section 6.02(c), the Borrowers shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrowers to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein.

6.02Certificates; Other Information

Deliver to the Administrative Agent and each Lender:

(a)concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (commencing with the delivery of the financial statements for the fiscal year ending December 31, 2019), a duly completed Compliance Certificate signed by a Responsible Officer of Holdings;

(b)promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by independent accountants in connection with the accounts or books of any Loan Party or any of its Subsidiaries, or any audit of any of them;

(c)promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Holdings, and copies of all annual, regular, periodic and special reports and registration statements which Holdings may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(d)promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement, in each case, with respect to Indebtedness for borrowed money in excess of the

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Threshold Amount and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02;

(e)within 30 days after the end of each fiscal year of Holdings, current certificates of property and liability insurance, naming the Administrative Agent, on behalf of the Lenders, as an additional insured or loss payee, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Loan Parties that constitutes Collateral;

(f)promptly, and in any event within five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof;

(g)promptly after the assertion or occurrence thereof, notice of any action or proceeding against any Loan Party or any of its Subsidiaries of any liability under Environmental Law or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that could (i) reasonably be expected to have a Material Adverse Effect or (ii) cause any property described in the Mortgages to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law;

(h)within 90 days after the end of each fiscal year of Holdings (commencing with the fiscal year ended December 31, 2020), (i) a report supplementing Schedules 5.08(b) and 5.08(c), including an identification of all owned and leased real property disposed of by any Loan Party or any Subsidiary thereof during such fiscal year, a list and description (including the street address, state, record owner, and, in the case of leases of property, lessee thereof) of all real property acquired or leased during such fiscal year and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete; (ii) a report supplementing Schedule 5.17, setting forth (A) a list of registration numbers for all patents, trademarks, service marks and copyrights awarded by the United States Copyright Office or the United States Patent and Trademark Office to any Loan Party or any Subsidiary thereof during such fiscal year and (B) a list of all patent applications, trademark applications, service mark applications and copyright applications submitted by any Loan Party or any Subsidiary thereof to the United States Copyright Office or the United States Patent and Trademark Office during such fiscal year and the status of each such application; and (iii) a report supplementing Schedules 5.08(d) and 5.13 containing a description of all changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete; and

(i)promptly, (A) to the extent permitted by (i) the confidentiality provisions of any agreement applicable to any Loan Party or any Subsidiary thereof, or (ii) any applicable attorney-client privilege, such additional information regarding the business, financial, legal or corporate affairs of any Loan Party or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request and (B) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Act and the Beneficial Ownership Regulation.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Lead Borrower posts such documents, or provides a link thereto on the Lead Borrower’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the Borrowers’ behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether

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a commercial, third-party website or whether sponsored by the Administrative Agent); provided that:  (i) the Lead Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Lead Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Lead Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.  The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrowers with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Borrowers hereby acknowledge that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrowers or their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities.  The Borrowers hereby agree that so long as the Borrowers are the issuers of any outstanding debt or equity securities that are registered or is actively contemplating issuing any such securities it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrowers or their securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”

6.03Notices

(a)Promptly notify the Administrative Agent and each Lender of the occurrence of any Default;

(b)Promptly (and in any event, within five Business Days of any Borrower's knowledge thereof) notify the Administrative Agent and each Lender of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including to the extent it has resulted or could reasonably be expected to result in a Material Adverse Effect, the following: (i) breach or non-performance of, or any default under, a Contractual Obligation of any Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between any Borrower or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws;

(c)Promptly (and in any event, within five Business Days of any Borrower's knowledge thereof) notify the Administrative Agent and each Lender of (i) the occurrence of any ERISA Event, or (ii) if any Borrower or any ERISA Affiliate is notified that any Pension Plan or Multiemployer Plan to which any Borrower or any ERISA Affiliate contributes, or for which any Borrower or ERISA Affiliate has any liability

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or contingent liability, is considered to be an “at-risk” plan or a plan in “endangered’ or “critical” status within the meaning of Sections 430, 431, or 432 of the Code, or Sections 303, 304 or 305 of ERISA; ~~and~~

(d)Promptly notify the Administrative Agent and each Lender of any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof, including any determination by the Lead Borrower referred to in Section 2.10(b); and

(e)Promptly notify the Administrative Agent and each Lender if the German Borrower is no longer a capital company (Kapitalgesellschaften).

Each notice pursuant to Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Lead Borrower setting forth details of the occurrence referred to therein and stating what action the Lead Borrower has taken and proposes to take with respect thereto.  Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

6.04Payment of Taxes

Pay and discharge as the same shall become due and payable all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by such Borrower or such Subsidiary, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.

6.05Preservation of Existence, Etc.

(a) Preserve, renew and maintain in full force and effect its legal existence except in a transaction permitted by Section 7.04 or 7.05; (a) preserve, renew and maintain in full force and effect its good standing under the Laws of the jurisdiction of its, except to the extent the failure to do so by a Subsidiary that is not a Guarantor could not reasonably be expected to have a Material Adverse Effect; (c) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

6.06Maintenance of Properties

(a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof, in each case of clause (a) or (b), except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

6.07Maintenance of Insurance

Maintain with financially sound and reputable insurance companies not Affiliates of any Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons and providing for not less than 30 days’ (or 10 days’ in the case of non-payment) prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance, to the extent the Administrative Agent can be granted an insurable interest therein.

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6.08Compliance with Laws

Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

6.09Books and Records

Maintain proper books of record and account, in which full, true and correct entries in a manner sufficient to prepare financial statements in accordance with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of such Loan Party or such Subsidiary, as the case may be.

6.10Inspection Rights

Permit, to the extent permitted by (i) the confidentiality provisions of any agreement applicable to any Loan Party or any Subsidiary thereof, or (ii) any applicable attorney-client privilege, representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrowers and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Lead Borrower; provided, that an officer of the Lead Borrower shall be provided reasonable opportunity to participate in any such discussion with the accountants; provided further such inspections shall be coordinated through the Administrative Agent so that in the absence of an Event of Default, not more than one such inspection shall occur in any calendar year.  Notwithstanding the foregoing, when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and without advance notice.

6.11Use of Proceeds

Use the proceeds of the Credit Extensions (i) for working capital, capital expenditures, Permitted Acquisitions and other transactions permitted under Section 7.03 and general corporate purposes not in contravention of any Law or of any Loan Document and (ii) to refinance indebtedness existing under the ~~Existing~~2016 Credit Agreement.

6.12Covenant to Guarantee Obligations and Give Security

(a)Upon the formation or acquisition of any new direct or indirect Subsidiary of Holdings (other than any Excluded Subsidiary) by any Loan Party, or any Subsidiary that was formerly an Excluded Subsidiary becoming a Subsidiary that is not an Excluded Subsidiary (including in connection with the 2019 Corporate Restructuring Transactions), then the Borrowers shall, at the Borrowers’ expense:

(i)within thirty (30) days after such formation or acquisition, cause such Subsidiary, along with all of its Subsidiaries that are not Excluded Subsidiaries, to duly execute and deliver to the Administrative Agent a guaranty or guaranty supplement in the form of Exhibit F-1, guaranteeing the other Loan Parties’ obligations under the Loan Documents; provided that if any such Subsidiary is a direct Subsidiary of Holdings (other than an Excluded Subsidiary), such Subsidiary shall become a Borrower

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under this Agreement pursuant to an assumption agreement reasonably acceptable to the Administrative Agent,

(ii)within thirty (30) days after such formation or acquisition, furnish to the Administrative Agent a description of the real and personal properties of each such Subsidiary, in reasonable detail,

(iii)within thirty (30) days after such formation or acquisition, cause each such Subsidiary to (x) duly execute and deliver to the Administrative Agent, Security Agreement Supplements, IP Security Agreement Supplements (only with respect to any U.S. registrations and applications for registration of IP Rights included in the Collateral and excluding any “intent to use” trademark or service mark applications) (including delivery of all Pledged Interests in and of each such Subsidiary, and other security and pledge agreements but not with respect to any Excluded Assets (as defined in the Security Agreement), securing payment of all the Obligations of each such Subsidiary under the Loan Documents and constituting Liens on all such real and personal properties and (y) take whatever action (including the filing of Uniform Commercial Code financing statements and the giving of notices) may be necessary or advisable in the opinion of, and requested by, the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the Security Agreement Supplements, IP Security Agreement Supplements and security and pledge agreements delivered pursuant to this Section 6.12, enforceable against all third parties in accordance with their terms,

(iv)within sixty (60) days after such formation or acquisition, deliver to the Administrative Agent, upon the request of the Administrative Agent in its reasonable discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters as the Administrative Agent may reasonably request,

(v)within ninety (90) days after such formation or acquisition, cause each such Subsidiary to (x) if any such Person owns any Material Properties, duly execute and deliver deeds of trust, trust deeds, deeds to secure debt, and mortgages, and (y) take whatever action (including the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of, and requested by, the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the deeds of trust, trust deeds, deeds to secure debt, mortgages, Security Agreement Supplements, IP Security Agreement Supplements and security and pledge agreements delivered pursuant to this Section 6.12, enforceable against all third parties in accordance with their terms,

(vi)as promptly as practicable after such formation or acquisition, deliver, upon the request of the Administrative Agent in its reasonable discretion, to the Administrative Agent with respect to each Material Property owned by the entity that is the subject of such formation or acquisition title reports, surveys and engineering, soils and other reports, and environmental assessment reports, each in scope, form and substance reasonably satisfactory to the Administrative Agent, provided, however, that to the extent that any Loan Party or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such Material Property, such items shall, promptly after the receipt thereof, be delivered to the Administrative Agent.

Notwithstanding the foregoing, the Administrative Agent and the Lenders hereby agree that, at the Lead Borrower’s election, the foregoing requirements may be satisfied with respect to Novanta Medical

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Technologies Corp.. Laser Quantum Inc. and/or W.O.M. World of Medicine USA Inc. on or prior to the Third Restatement Date.

(b)Upon the acquisition of any Material Property by any Loan Party, if such property, in the judgment of the Administrative Agent, shall not already be subject to a perfected first priority security interest in favor of the Administrative Agent for the benefit of the Secured Parties, then the Borrowers shall, at the Borrowers’ expense:

(i)within thirty (30) days after such acquisition, furnish to the Administrative Agent a description of the property so acquired in detail reasonably satisfactory to the Administrative Agent,

(ii)within ninety (90) days after such acquisition, cause the applicable Loan Party to take whatever action (including the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on such property, enforceable against all third parties,

(iii)within ninety (90) days after such acquisition, deliver to the Administrative Agent, upon the request of the Administrative Agent in its reasonable discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters as the Administrative Agent may reasonably request,

(iv)within ninety (90) days after such acquisition, cause the applicable Loan Party to duly execute and deliver to the Administrative Agent deeds of trust, trust deeds, deeds to secure debt, and mortgages in form and substance reasonably satisfactory to the Administrative Agent, securing payment of all the Obligations of the applicable Loan Party under the Loan Documents and constituting Liens on all such properties, and

(v)as promptly as practicable after such acquisition, deliver to the Administrative Agent, upon the request of the Administrative Agent in its sole discretion, such real property title reports, environmental assessment reports, surveys, appraisals, flood zone certificates, evidence of compliance with zoning requirements and other reports and documents, each in scope, form and substance reasonably satisfactory to the Administrative Agent, provided, however, that to the extent that any Loan Party or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall, promptly after the receipt thereof, be delivered to the Administrative Agent.

(c)Promptly after delivering supplements to the Administrative Agent delivered pursuant to Section 6.02(h), where applicable, deliver deeds of trust, trust deeds, deeds to secure debt, mortgages, Security Agreement Supplements, or IP Security Agreement Supplements executed by the applicable Loan Party.

6.13Compliance with Environmental Laws

Comply, and cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that no Loan Party nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that (a) its obligation to do so is being contested in good faith and

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by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP or (b) failure to do so could not reasonably be expected to have a Material Adverse Effect.

6.14Further Assurances

Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject any Loan Party’s properties, assets, rights or interests (other than Excluded Assets (as defined in the Security Agreement)) to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party is or is to be a party.

6.15Post-Closing Obligations

Take the actions specified in Schedule 6.15 as promptly as reasonably practicable, and in any event within the periods after the Third Restatement Date specified in Schedule 6.15 (as such time periods may be extended by the Administrative Agent in its sole discretion).  The provisions of Schedule 6.15 shall be deemed incorporated by reference herein as fully as if set forth herein in their entirety.

6.16Anti-Corruption Laws

Conduct its businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, other similar anti-corruption legislation in other jurisdictions in which the Loan Parties or their Subsidiaries are operating, organized or resident and applicable Sanctions and maintain policies and procedures designed to promote and achieve compliance with such laws and applicable Sanctions.

ARTICLE VII.
NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than (A) in respect of indemnification, expense reimbursement, yield protection or tax gross-up and contingent obligations in each case with respect to which no claim has been made and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements) hereunder shall remain unpaid or unsatisfied, or any Letter of Credit under this Agreement (except to the extent Cash Collateralized) shall remain outstanding, the Loan Parties shall not, nor shall they permit any Subsidiary to, directly or indirectly:

7.01Liens

Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a)Liens pursuant to any Loan Document;

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(b)Liens existing on the date hereof and listed on Schedule 5.08(b) and any replacement, renewals or extensions thereof and, to the extent any Indebtedness underlying such Liens is refinanced, Liens securing Refinancing Indebtedness in respect thereof, provided that (i) the property covered thereby is not changed and (ii) the amount secured or benefited thereby is not increased except as permitted by Section 7.02(d);

(c)inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable (other than under ERISA) or delinquent and Liens (other than Liens under ERISA) for taxes, assessments or governmental charges or levies which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(d)Liens created in the ordinary course of business and described in any of the following clauses:

(i)carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business;

(ii)pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

(iii)deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(iv)Liens on deposits to secure liability for premiums to insurance carriers or securing insurance premium financing arrangements entered into in the ordinary course of business;

(v)Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods;

(vi)Liens in favor of Cash Management Banks securing Cash Management Agreements;

(vii)Liens of a collecting bank under Section 4-208 of the UCC covering only the items being collected upon; and

(viii)Liens that are licenses of IP Rights granted by any Loan Party in the ordinary course of business and not interfering in any material respect with the ordinary conduct of business of the Loan Parties;

provided that the Liens described in any such clause (A) do not materially detract from the value of the property of the Loan Parties, taken as a whole, and do not materially impair the use thereof in the operation of the business of the Loan Parties, taken as a whole and (B) if they secure obligations that are then due and unpaid by more than thirty (30) days, are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;

(e)the filing of UCC financing statements in connection with operating leases or consignment of goods;

(f)easements, rights-of-way, restrictions and other similar encumbrances affecting real property which do not materially interfere with the ordinary conduct of the business of the applicable Person;

(g)possessory Liens in favor of brokers and dealers arising in connection with the acquisition or disposition of Investments owned as of the date hereof and in connection with Investments not otherwise

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prohibited by this Agreement; provided that such Liens (i) attach only to such Investments and (ii) secure only obligations incurred in the ordinary course and in connection with the acquisition or disposition of such Investments and not any obligation in connection with margin financing or otherwise;

(h)Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);

(i)Liens securing Indebtedness permitted under Section 7.02(f); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and improvements thereon and accessions thereto and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition; provided however that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender or its Affiliates;

(j)Liens securing Indebtedness permitted under Section 7.02(i); and

(k)the replacement, extension or renewal of any Lien permitted by clause (j) above or clause (l) below and, to the extent any Indebtedness underlying such Liens is refinanced, Liens securing Refinancing Indebtedness in respect thereof; provided that (i) the property covered thereby is not changed and (ii) the amount secured or benefitted thereby is not increased except as permitted by Section 7.02(d);

(l)Liens on property of a Person existing at the time such property is acquired pursuant to a Permitted Acquisition or Investment permitted hereunder in each case after the Third Restatement Date; provided that such Liens (i) do not extend to property not subject to such Liens at the time of acquisition (other than improvements thereon and accessions thereto), (ii) are not created in anticipation or contemplation of such acquisition, merger or consolidation and (iii) the Indebtedness secured thereby is permitted under Section 7.02;

(m)Liens on any cash earnest money deposits made by a Loan Party in connection with any letter of intent or purchase agreement entered into with respect to a Permitted Acquisition or other Investment not otherwise prohibited by this Agreement or otherwise in connection with any escrow arrangements with respect to any Permitted Acquisition, Investment or Disposition not prohibited hereunder, or consisting of an agreement to dispose of any property in a Disposition not prohibited hereunder;

(n)leases of the properties of any Loan Party, in each case entered into in the ordinary course of such Loan Party’s business so long as such leases do not, individually or in the aggregate, interfere in any material respect with the ordinary conduct of the business of any Loan Party;

(o)Landlords’ and lessors’ Liens in respect of rent and other lease obligations that are not past due by 90 days or which are being contested in good faith for which adequate reserves have been established in accordance with GAAP, which proceedings (or court orders entered into in connection with such proceedings) have the effect of preventing the forfeiture or sale of the property subject to any such Lien;

(p)Liens granted to Hedge Banks in respect of Swap Contracts permitted under Sections 7.02(h);

(q)Liens on insurance policies and the proceeds thereof securing the financing of premiums with respect thereto;

(r)Liens on cash and Cash Equivalents used to defease, redeem, satisfy and/or discharge Indebtedness; provided such defeasance, redemption, satisfaction and/or discharge is not prohibited hereunder;

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(s)other Liens affecting property with an aggregate fair value not to exceed $10,000,000, provided that no such Lien shall extend to or cover any Collateral; and

(t)Liens on the assets of any Captive Insurance Subsidiary securing obligations under any Reinsurance Contract to which such Captive Insurance Subsidiary is a party.

For the avoidance of doubt, Liens permitted in this Section 7.01 that secure any Indebtedness or other obligation of any other Person (other than Liens permitted under Section 7.01(t)), whether or not such obligation is assumed by such Loan Party or such Subsidiary (or any right, contingent or otherwise, of any such Person holding such obligation to obtain any such Lien) shall only be permitted to the extent that the Guarantee (as determined under clause (b) of the definition of “Guarantee”) would be permitted under Section 7.02.

7.02Indebtedness

Create, incur, assume or suffer to exist any Indebtedness, except:

(a)Indebtedness of Holdings or any of its Subsidiaries owed to Holdings or a wholly-owned Subsidiary of Holdings, which Indebtedness shall (i) in the case of Indebtedness owed to a Loan Party, constitute “Pledged Debt” under the Security Agreement, (ii) be subordinated in rights of payment to the Obligations and (iii) be otherwise permitted under the provisions of Section 7.03;

(b)Indebtedness under the Loan Documents;

(c)Indebtedness outstanding on the date hereof and listed on Schedule 7.02;

(d)Indebtedness issued or incurred (including by means of the extension or renewal of existing Indebtedness) to refinance, refund, extend, defease, discharge, renew or replace Indebtedness incurred pursuant to Sections 7.02(c), (d), (f), (g), (i), (j), (k), (n) and (o) (“Refinanced Indebtedness”); provided that:

(i)the amount of such Refinanced Indebtedness is not increased at the time of such refinancing, refunding, renewal, extension or replacement except by an amount equal to a premium or other amounts paid, penalties and accrued and unpaid interest paid thereon and fees, including any closing fees and original issue discount and expenses reasonably incurred, in connection with such refinancing, refunding, renewal, extension or replacement and by an amount equal to any existing commitments unutilized thereunder,

(ii)the direct or any contingent obligor with respect to such Refinanced Indebtedness is not changed, as a result of or in connection with such refinancing, refunding, renewal, extension or replacement,

(iii)the terms relating to principal amount, amortization, collateral (if any) and subordination (if any), and other material terms of any such refinancing, refunding, renewing, extending or replacing Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are, taken as a whole and determined in good faith by a Responsible Officer of the Lead Borrower to be, no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Refinanced Indebtedness and the interest rate applicable to any such refinancing, refunding, renewing, extending or replacing Indebtedness does not exceed the then applicable market interest rate,

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(iv)such refinancing, refunding, renewing, extending or replacing Indebtedness has a final maturity that is no sooner than, and a weighted average life to maturity that is no shorter than, such Refinanced Indebtedness, and

(v)in the case of Refinanced Indebtedness replacing Permitted Subordinated Debt, the holder must execute a subordination agreement in substantially the same form as any existing subordination agreement;

(e)Guarantees of Holdings or any of its Subsidiaries in respect of Indebtedness otherwise permitted hereunder of any Borrower, which Guarantees shall be otherwise permitted by Section 7.03, or in respect of operating leases and similar obligations not constituting Indebtedness;

(f)Purchase Money Indebtedness and Attributable Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i); provided, however, that the aggregate amount of all such Indebtedness (other than in respect of Capitalized Leases for real property (if capitalization of such leases arises under GAAP)) at any one time outstanding shall not exceed $20,000,000;

(g)Indebtedness of any Person that becomes a Subsidiary of Holdings after the date hereof pursuant to a Permitted Acquisition, which Indebtedness is existing at the time such Person becomes a Subsidiary of Holdings (other than Indebtedness incurred solely in contemplation of such Person’s becoming a Subsidiary of Holdings);

(h)obligations (contingent or otherwise) existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with fluctuations in interest rates, currency exchange rates or commodity prices and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

(i)Indebtedness arising from agreements of Holdings or any of its Subsidiaries providing for indemnification, hold backs adjustment of purchase price or similar obligations (including earn-outs), non-compete agreements, deferred compensation or similar obligations, or from guaranties or letters of credit, surety bonds or performance bonds, in each case entered into in connection with Permitted Acquisitions, other Investments or Dispositions permitted by this Agreement;

(j)Permitted Subordinated Debt; so long as both immediately prior and after giving effect thereto, (A) no Default shall exist or result therefrom and (B) after giving Pro Forma Effect to such incurrence of Indebtedness, Holdings and its Subsidiaries will be in Pro Forma Compliance with the covenants set forth in Section 7.10;

(k)Indebtedness assumed in connection with any Permitted Acquisition; provided that such Indebtedness is not incurred in contemplation of such Permitted Acquisition and so long as both immediately prior and after giving effect thereto, (A) no Default shall exist or result therefrom and (B) after giving Pro Forma Effect to such assumption of Indebtedness, Holdings and its Subsidiaries will be in Pro Forma Compliance with the covenants set forth in Section 7.10;

(l)Indebtedness consisting of promissory notes issued by any Borrower~~, Holdings~~ or any Subsidiary of Holdings to current or former officers, managers, consultants, directors and employees (or their respective spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees) to finance the purchase or redemption of Equity Interests of Holdings permitted under Section 7.06(d);

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(m)Indebtedness incurred in the ordinary course of business in respect of,

(i)Cash Management Agreements with Cash Management Banks and in connection with securities and commodities accounts,

(ii)overdraft facilities, employee credit card programs, netting services, automatic clearinghouse arrangements and other cash management and similar arrangements with respect to Foreign Subsidiaries,

(iii)performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees, return of money and similar obligations not in connection with money borrowed, including those incurred to secure health, safety and environmental obligations,

(iv)the endorsement of instruments for deposit or the financing of insurance premiums,

(v)obligations to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services,

(vi)deferred compensation or similar arrangements to employees of Holdings, any Subsidiary of Holdings or any direct or indirect parent thereof, entered into in the ordinary course of business or in connection with a Permitted Acquisition, and

(vii)obligations to pay insurance premiums (including relating to any financing thereof) or take or pay obligations contained in supply agreements, and obligations in respect of self-insurance;

(n)other unsecured Indebtedness of the Loan Parties; so long as, after giving Pro Forma Effect to such incurrence of Indebtedness, Holdings and its Subsidiaries will be in Pro Forma Compliance with the covenants set forth in Section 7.10;

(o)other Indebtedness of Subsidiaries that are not Loan Parties in an aggregate principal amount not to exceed $50,000,000 at any time outstanding; and

(p)to the extent constituting Indebtedness, obligations of a Captive Insurance Subsidiary to a Fronting Insurance Company under a Reinsurance Contract, provided that any such obligations are non-recourse to the Borrowers and the other Loan Parties.

Accrual of interest, the accretion of accreted value, amortization of original issue discount, the payment of interest in the form of additional Indebtedness with the same terms, and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 7.02.

For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness, the Dollar-denominated equivalent amount of the principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed or first incurred (whichever yields the lower Dollar-denominated equivalent amount), in the case of revolving credit debt; provided that if such Indebtedness is incurred to refinance other Indebtedness denominated in a foreign currency, and such refinancing would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced.

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Guarantees of, or obligations in respect of letters of credit relating to, Indebtedness which is otherwise included in the determination of a particular amount of Indebtedness shall not be included in the determination of such amount of Indebtedness; provided that the incurrence of the Indebtedness represented by such guarantee or letter of credit, as the case may be, was in compliance with this Section 7.02.

7.03Investments

Make or hold any Investments, except:

(a)Investments held by Holdings and its Subsidiaries in the form of cash or Cash Equivalents and Investments that were cash or Cash Equivalents when made;

(b)Advances to officers, directors and employees of Holdings and its Subsidiaries (other than any Captive Insurance Subsidiary) in an aggregate amount not to exceed $5,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

(c)(i) Investments by Holdings and its Subsidiaries in their respective Subsidiaries outstanding on the date hereof, (ii) additional Investments by Holdings and its Subsidiaries in Loan Parties (~~other than~~including Holdings), (iii) additional Investments by Subsidiaries that are not Loan Parties in other Subsidiaries that are not Loan Parties, (iv) additional Investments by the Loan Parties in wholly-owned Subsidiaries that are not Loan Parties in an aggregate amount invested at any one time outstanding not to exceed $30,000,000 and (v) Investments by Holdings and its Subsidiaries in Captive Insurance Subsidiaries in an aggregate amount not to exceed $5,000,000 during the term of this Agreement;

(d)~~intercompany loans and advances to Holdings; provided that such intercompany loans and advances shall be unsecured and expressly subordinated in right of payment to the Obligations~~[reserved];

(e)Investments consisting of extensions of customer financing, credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(f)Investments by any Loan Party in Swap Contracts permitted under Section 7.02;

(g)Investments made as a result of the receipt of non-cash consideration from a Disposition in compliance with Section 7.05;

(h)Guarantees permitted by Section 7.02;

(i)Investments existing on the date hereof (other than those referred to in Section 7.03(c)(i)) and set forth on Schedule 5.08(e);

(j)the purchase or other acquisition (utilizing any combination of cash, Cash Equivalents and the issuance of Qualified Equity Interests) of all of the Equity Interests in, a majority of the Equity Interests in, or all or substantially all of the property of, any Person (or a division or business unit thereof) (the “Target”) that, upon the consummation thereof, will be wholly-owned directly by Holdings or one or more of its wholly-owned Subsidiaries (including as a result of a merger or consolidation) (a “Permitted Acquisition”), including Investments that are acquired in connection with a Permitted Acquisition; provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.03(j):

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(i)any such newly-created or acquired Subsidiary shall comply with the requirements of Section 6.12;

(ii)the lines of business of the Target shall not be substantially different from those lines of business conducted by Holdings and its Subsidiaries on the date hereof or any business substantially related or incidental thereto or a reasonable extension thereof;

(iii)such purchase or other acquisition shall be non-hostile in nature;

(iv)(A) immediately before and immediately after giving Pro Forma Effect to any such purchase or other acquisition, no Event of Default shall have occurred and be continuing and (B) immediately after giving effect to such purchase or other acquisition, Holdings and its Subsidiaries shall be in Pro Forma Compliance with all of the covenants set forth in Section 7.10, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such purchase or other acquisition had been consummated as of the first day of the fiscal period covered thereby (provided, that in the case of a Designated Acquisition, such compliance shall be determined as if the maximum Consolidated Leverage Ratio applicable to such fiscal period was 4.00 : 1.00); and

(v)the Lead Borrower shall have delivered to the Administrative Agent, at least five Business Days (or such later date agreed to by the Administrative Agent) prior to the date on which any such purchase or other acquisition is to be consummated, a certificate of a Responsible Officer, in the form of Exhibit N, certifying that all of the requirements set forth in this clause (j) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition;

(k)Investments of any Person that becomes a Subsidiary on or after the date hereof; provided that (i) such Investment exists at the time such Person is acquired and (ii) such Investment is not made in anticipation or contemplation of such Person becoming a Subsidiary;

(l)Investments in the form of loans to officers, directors and employees of any Loan Party or any Subsidiary of a Loan Party for the sole purpose of purchasing Equity Interests (or purchase of such loans made by others) in an amount by Loan Parties ~~other than Holdings~~ not to exceed $2,000,000 at any time outstanding~~, so long as Holdings makes a capital contribution of the proceeds of any such purchase to the Borrowers~~, and payroll advances in the ordinary course of business;

(m)Investments made pursuant to a “rabbi trust” or similar employee benefit plan or arrangement designed to defer the taxability of compensation to an employee, officer or director or purchase payments made in connection with a Permitted Acquisition;

(n)other Investments not exceeding $50,000,000 in the aggregate in any fiscal year of the Lead Borrower, plus the net cash proceeds of all issuance or sales of ~~Holdings or~~ any Borrower’s Equity Interests or contributions to ~~Holdings or~~ any Borrower’s capital that were Not Otherwise Applied; and

(o)Investments by a Captive Insurance Subsidiary in accordance with any investment policy, Laws or any insurance statutes or regulations applicable to it.

7.04Fundamental Changes

Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Event of Default exists or would result therefrom:

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(a)any Subsidiary may merge with (i) any Borrower ~~or Holdings~~, provided that ~~the applicable~~a Borrower ~~or Holdings, as applicable,~~ shall be the continuing or surviving Person or (ii) any one or more other Subsidiaries, provided that when any Loan Party is merging with any Subsidiary that is not a Loan Party, such Loan Party shall be the continuing or surviving Person;

(b)any Loan Party may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Lead Borrower or to another Loan Party;

(c)any Subsidiary that is not a Loan Party may dispose of all or substantially all its assets (including any Disposition that is in the nature of a liquidation) to (i) another Subsidiary that is not a Loan Party or (ii) to a Loan Party;

(d)in connection with any acquisition permitted under Section 7.03, any Subsidiary of Holdings (subject to clause 7.04(e) below) (other than a Captive Insurance Subsidiary) may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that (i) the Person surviving such merger shall be a wholly-owned Subsidiary of Holdings (unless both parties to such merger were not wholly owned prior to the merger), (ii) in the case of any such merger to which any Loan Party is a party, such Loan Party is the surviving Person and (iii) any Captive Insurance Subsidiary may merge or consolidate with any other Excluded Subsidiary;

(e)so long as no Default has occurred and is continuing or would result therefrom, any Borrower and any of its Subsidiaries (other than a Captive Insurance Subsidiary) may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided, however, that in each case, immediately after giving effect thereto (i) in the case of any such merger to which the Lead Borrower is a party, the Lead Borrower is the surviving corporation and (ii) in the case of any such merger to which any Loan Party (other than the Lead Borrower) is a party, such Loan Party is the surviving corporation; and provided, further, that any Captive Insurance Subsidiary may merge or consolidate with any other Excluded Subsidiary;

(f)any merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05; and

(g)the Loan Parties and their respective Subsidiaries may consummate the 2019 Corporate Restructuring Transactions.

For the avoidance of doubt, the Lead Borrower shall always survive any such merger to which the Lead Borrower is a party.

7.05Dispositions

Make any Disposition, except:

(a)Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business or property that is no longer useful or economically practicable to maintain;

(b)Dispositions of inventory in the ordinary course of business;

(c)Dispositions consisting of (i) licenses or sublicenses of IP Rights (including non-exclusive licenses of IP Rights) in the ordinary course of business and (ii) the abandonment or other disposition of IP Rights that is, in the reasonable good faith judgment of the Lead Borrower, no longer economically practicable to maintain or useful in the conduct of the business of the Loan Parties taken as a whole;

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(d)Dispositions resulting from (i) takings pursuant to the power of eminent domain, condemnation or otherwise or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking or (ii) transfer of destroyed property to insurance companies in exchange for insurance proceeds;

(e)liquidations or sales of Cash Equivalents (or investments that were Cash Equivalents when made) for fair market value as determined in good faith by the Lead Borrower;

(f)Dispositions of equipment, leases or real property for fair market value as determined in good faith by the Lead Borrower, to the extent that (i) such equipment or real property is exchanged for credit against the purchase price of similar replacement property, (ii) the proceeds of such Disposition of equipment or real property are reasonably promptly applied to the purchase price of such replacement property or (iii) such Dispositions of leases of real or personal property are in the ordinary course of business;

(g)the sale or discount by any Loan Party in each case without recourse and in the ordinary course of business of Receivables arising in the ordinary course of business, but only in connection with the compromise or collection thereof;

(h)mergers and consolidations consummated in compliance with Section 7.04, and Restricted Payments made in compliance with Section 7.06;

(i)Dispositions of property by Holdings or any Subsidiary to any Loan Party or any Subsidiary; provided that if the transferor of such property is a Loan Party, the transferee thereof must also be a Loan Party;

(j)Dispositions permitted by Section 7.04;

(k)Dispositions by Holdings and its Subsidiaries of the properties listed on Schedule 7.05 pursuant to sale-leaseback transactions for fair market value, provided that the Attributable Indebtedness incurred thereby is permitted under Section 7.02 and the Net Cash Proceeds of such Dispositions are applied as set forth in clauses (v) and (viii) of Section 2.05(b), subject to the reinvestment provisions of clause (i) of Section 2.05(b);

(l)Dispositions by Holdings or any of its Subsidiaries not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition, (ii) such Disposition is at fair market value as determined in good faith by the Lead Borrower and (iii) at least 75% of the purchase price for such asset shall be paid to Holdings or such Subsidiary solely in cash or Cash Equivalents; provided that, for purposes of this provision, each of the following will be deemed to be cash: (x) any liabilities of any Loan Party or any Subsidiary that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases such Loan Party or such Subsidiary from further liability, (y) any securities, notes or other obligations received by any Loan Party or any Subsidiary from such transferee that are contemporaneously, subject to ordinary settlement periods, converted by any Loan Party or any Subsidiary into cash, to the extent of the cash received in that conversion and (z) Designated Non-Cash Consideration with an aggregate fair market value (determined at the time of receipt thereof) not exceeding $5,000,000 at any time outstanding; provided, further, that the Net Cash Proceeds of such Disposition shall be applied pursuant to Section 2.05(b)(i);

(m)so long as no Default shall occur and be continuing, the grant of any option or other right to purchase any asset in a transaction that would be permitted under the provisions of Section 7.05(l);

(n)the Loan Parties and their respective Subsidiaries may consummate the 2019 Corporate Restructuring Transactions;

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(o)Dispositions which are necessary to obtain approval from a competition regulator in connection with undertaking a Permitted Acquisition; and

(p)Dispositions constituting the surrender or waiver of contractual rights, or the settlement or waiver of contractual or litigation claims, in each case, in the ordinary course of business or otherwise if the Lead Borrower determines in good faith that such action is in the best interests of Holdings and its Subsidiaries, taken as a whole; and

(q)Dispositions of non-core assets acquired in connection with a Permitted Acquisition or other Investment made (or contractually committed to be made) within one (1) calendar year of the consummation of such Permitted Acquisition or other Investment; provided that the book value of such assets disposed of in reliance on this clause (q) shall not, with respect to any particular Permitted Acquisition or other Investment, exceed 25% of the book value of all assets acquired in connection with such Permitted Acquisition or other Investment.

Each of the Loan Parties covenants and agrees that it will do all acts and things and execute and deliver, or cause to be executed and delivered, all documents and instruments that the Administrative Agent may reasonably request to ensure that the Administrative Agent’s Lien on any property transferred among Loan Parties pursuant to this Section 7.05 is perfected as against the transferee with the same priority as the Administrative Agent’s Lien on such property when held by the transferor. To the extent the Required Lenders waive the provisions of this Section 7.05, with respect to the Disposition of any Collateral, or any Collateral is Disposed of as permitted by this Section 7.05, such Collateral shall be sold free and clear of the Liens created by the Collateral Documents, and the Administrative Agent shall take all actions it deems appropriate or are reasonably requested by the Lead Borrower, at the sole expense of the Borrowers, in order to effect the foregoing.

7.06Restricted Payments

Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

(a)(i) each Subsidiary may make Restricted Payments to any Loan Party and any other Person that owns a direct Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made and (ii) any Loan Party may make Restricted Payments to any other Loan Party;

(b)~~Holdings,~~ each Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the Qualified Equity Interests of such Person;

(c)~~Holdings,~~ each Borrower and each Subsidiary may purchase, redeem or otherwise acquire its Equity Interests with the net cash proceeds received from the substantially concurrent issue of new Qualified Equity Interests which are Not Otherwise Applied;

(d)so long as no Event of Default shall have occurred and be continuing or would result therefrom, any ~~Borrower~~Loan Party may make Restricted Payments ~~to Holdings to enable Holdings~~ to redeem or repurchase Equity Interests from officers, directors, employees or consultants of any Loan Party (or their Related Parties) in connection with the exercise of stock options, stock appreciation rights or other equity incentives or equity based incentives pursuant to management incentive plans or in connection with the death or disability of such officers, directors, employees or consultants (including, for the avoidance of doubt, any principal and interest payable on notes issued under Section 7.02(k)); provided that in all such cases the aggregate amount paid in respect of all such shares so redeemed or repurchased does not exceed $2,000,000 in

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the aggregate in any fiscal year (with unused amounts in any fiscal year rolled over to the succeeding fiscal years);

(e)~~Holdings,~~ each Borrower and each Subsidiary may make repurchases of Equity Interests deemed to occur upon the exercise of stock options if such Equity Interests represent a portion of the exercise price thereof;

(f)~~Holdings,~~ each Borrower and each Subsidiary may make payments on convertible debt permitted hereunder to the extent such payments are either made with Qualified Equity Interests (or the net cash proceeds of an issuance of Qualified Equity Interests which are Not Otherwise Applied) or would otherwise be permitted by Section 7.13;

(g)any Borrower (including Holdings) may declare and pay cash dividends to ~~Holdings (or~~ a direct or indirect parent ~~of Holdings)~~thereof in an amount necessary to permit ~~Holdings (or~~ such parent~~)~~ to pay:

(i)reasonable corporate and operating expenses (including reasonable out-of-pocket expenses for legal, administrative and accounting services provided by third parties, and compensation, benefits and other amounts payable to officers and employees in connection with their employment in the ordinary course of business and to board of director observers);

(ii)franchise fees or similar taxes and fees required to maintain its corporate existence; and

(iii)its (and its Subsidiaries’) proportionate share of the tax liability of the affiliated group of corporations that file consolidated foreign or Federal income tax returns (or that file state and local income tax returns on a consolidated basis); and

(h)~~Holdings,~~ each Borrower and each Subsidiary may make repurchases of their Equity Interests so long as (A) immediately before and immediately after giving Pro Forma Effect to any such repurchase, no Event of Default shall have occurred and be continuing and (B) immediately after giving effect to such repurchase, (x) Holdings and its Subsidiaries shall be in Pro Forma Compliance with all of the covenants set forth in Section 7.10, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such repurchase had been consummated as of the first day of the fiscal period covered thereby and (y) the Consolidated Leverage Ratio for the twelve month period ended as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.01(a) or (b) shall be no more than (i) 3.25 : 1.00 or (ii) 3.75 : 1.00, for the four consecutive quarters following a Designated Acquisition.

7.07Change in Nature of Business

Engage in any material line of business substantially different from those lines of business conducted by Holdings and its Subsidiaries on the date hereof or any business substantially related or incidental thereto or a reasonable extension thereof.

7.08Transactions with Affiliates

Enter into any transaction of any kind with any Affiliate of any Borrower, whether or not in the ordinary course of business, other than on terms at least as favorable (taken as a whole) to such Borrower or such Subsidiary as would be obtainable by such Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to (i) transactions between or among the Loan Parties or between or among Subsidiaries of Holdings or the Loan Parties, (ii) director, officer and employee compensation (including bonuses) and other benefits (including

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retirement, health, stock option and other benefit plans) and indemnification arrangements, in each case approved by the Board of Directors of the applicable Loan Party, (iii) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options, stock ownership plans, including restricted stock plans, stock grants, directed share programs and other equity based plans and the granting and stockholder rights of registration rights approved by the Board of Directors of the Lead Borrower, (iv) the Loan Parties may enter into any indemnification agreement or any similar arrangement with directors, officers, consultants and employees of the Loan Parties in the ordinary course of business and may pay fees and indemnities to directors, officers, consultants and employees of the Loan Parties and their Subsidiaries in the ordinary course of business, (v) (a) any purchase by Holdings of Equity Interests of any other Borrower or any contribution by Holdings to the equity capital of any other Borrower and (b) any acquisition of Equity Interests of Holdings and any contribution by any equity holder of Holdings to the equity capital of Holdings, (vii) Restricted Payments permitted by Section 7.06 and Investments permitted by Section 7.03, (viii) transactions pursuant to agreements disclosed to the Administrative Agent on or prior to the Third Restatement Date and (ix) the incurrence of intercompany Indebtedness permitted by Section 7.02.

7.09Use of Proceeds

Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock or any margin security (within the meanings of Regulation U and Regulation T, respectively, of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

7.10Financial Covenants

Commencing with the Measurement Period ending December 31, 2019:

(a)[Reserved]:

(b)Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as at the end of any Measurement Period to be greater than (i) 3.50 : 1.00, or (ii) 4.00 : 1.00 at the Borrowers’ option for the four (4) consecutive quarters following a Designated Acquisition; provided, that this clause (ii) may not be exercised more than two (2) times.

(c)Consolidated Fixed Charge Coverage Ratio.  Permit the Consolidated Fixed Charge Coverage Ratio as at the end of any Measurement Period to be less than 1.50 : 1.00.

7.11Amendments of Organization Documents

Amend any of its Organization Documents in any material respect, in a manner that is adverse to the rights or remedies of the Administrative Agent or the Lenders in respect of the Loan Documents (whether at law, in equity or otherwise), without the prior written consent of the Administrative Agent (not to be unreasonably withheld).

7.12Accounting Changes

Make any change in (a) accounting policies or reporting practices, except as required by GAAP, or (b) fiscal year.

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7.13Prepayments, Amendments, Etc. of Permitted Subordinated Indebtedness

(a)Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Permitted Subordinated Indebtedness, except (i) intercompany Indebtedness permitted under Section 7.02(a) and (ii) the conversion of any Indebtedness subordinated to the Obligations to Qualified Equity Interests of Holdings.

(b)Amend, modify or change in any manner any term or condition of any Permitted Subordinated Indebtedness in a manner that is adverse in any material respect to the interests of the Lenders, except for (i) intercompany Indebtedness permitted under Section 7.02(a) and (ii) any refinancing, refunding, renewal or extension thereof permitted by Section 7.02(d).

7.14Sanctions

Directly or indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person  (including any Person participating in the transaction, whether as Lender, Arrangers, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise), the Loan Parties or their Subsidiaries of Sanctions.

7.15Anti-Corruption Laws

Directly or indirectly use the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions in which the Loan Parties or their Subsidiaries are operating, organized or resident.

7.16Captive Insurance Subsidiary~~.~~

Notwithstanding anything to the contrary in this Agreement, no Captive Insurance Subsidiary shall engage in any material activities other than activities which are consistent with, or related to, the business of serving as a captive insurance company to provide insurance or facilitate the procurement of insurance by Holdings and its Subsidiaries.

ARTICLE VIII.
EVENTS OF DEFAULT AND REMEDIES

8.01Events of Default

Any of the following shall constitute an Event of Default:

(a)Non-Payment.  Any Borrower or any other Loan Party fails to (i) pay when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) pay within three Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee or other amount due hereunder or under any other Loan Document,; or

(b)Specific Covenants.  (i) Any Borrower or Guarantor, as applicable, fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, 6.02, 6.03, 6.05, 6.10, 6.11, 6.12, 6.15 or

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Article VII; or (ii) any Guarantor fails to perform or observe any term, covenant or agreement contained in the Guaranty; or

(c)Other Defaults.  Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such default shall not have been remedied or waived for 30 days after the earlier of (i) the date an officer of such Loan Party becomes aware or should have become aware of such default or (ii) receipt by the Lead Borrower of notice from the Administrative Agent or Required Lenders of such default; or

(d)Representations and Warranties.  Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

(e)Cross-Default.  (i) Any Loan Party or any Subsidiary (other than any Immaterial Subsidiary) thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate outstanding principal amount of more than the Threshold Amount, in each case beyond the grace period, if any, provided therefor or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate outstanding principal amount of more than the Threshold Amount or contained in any instrument or agreement evidencing, securing or relating thereto, in each case beyond the grace period, if any, provided therefore, the effect of which default is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary (other than any Immaterial Subsidiary) thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary (other than any Immaterial Subsidiary) thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or

(f)Insolvency Proceedings, Etc.  Any Loan Party or any Subsidiary (other than any Immaterial Subsidiary) thereof institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

(g)Inability to Pay Debts; Attachment.  (i) Any Loan Party or any Subsidiary (other than any Immaterial Subsidiary) thereof admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or

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any material part of the property of any such Person and is not released, vacated or fully bonded within 60 days after its issue or levy; or

(h)Judgments.  There is entered against any Loan Party or any Subsidiary (other than any Immaterial Subsidiary) thereof (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer is rated at least “A” by A.M. Best Company, has been notified of the potential claim and has not disputed coverage), and such judgment shall remain unpaid, undischarged, unvacated, unbonded or unstayed pending appeal for a period of sixty consecutive days or (ii) any one or more non-monetary final judgments that have, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and enforcement proceedings are commenced by any creditor upon such judgment or order; or

(i)ERISA.  (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) any Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

(j)Invalidity of Loan Documents.  (a) Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations (other than (A) contingent indemnification obligations as to which no claim has been made and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements), ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document or (b) (i) any of the Obligations of the Loan Parties under the Loan Documents for any reason shall cease to be “Senior Debt” (or any comparable term) or “Senior Secured Financing” (or any comparable term) under and as defined in the documentation relating to any Permitted Subordinated Debt or (ii) the subordination provisions set forth in the documentation relating to any Permitted Subordinated Debt shall, in whole or in part, cease to be effective or cease to be legally valid, binding and enforceable against the holders of any such Permitted Subordinated Debt, if applicable; or

(k)Change of Control.  There occurs any Change of Control; or

(l)Collateral Documents.  Any Collateral Document after delivery thereof shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (subject to Liens permitted by Section 7.01) on a material portion of the Collateral purported to be covered thereby; or

8.02Remedies upon Event of Default

If (x) any Event of Default described in Section 8.01(f) occurs and is continuing, automatically, and (y) any other Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

(a)upon written notice to the Lead Borrower by the Administrative Agent, declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

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(b)upon written notice to the Lead Borrower by the Administrative Agent, declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;

(c)upon written notice to the Lead Borrower by the Administrative Agent, require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(d)exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents;

provided, however, that upon the occurrence of event described in Section 8.01(f), the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender, in addition to remedies available under applicable Law, the remedies set forth above and in the Collateral Documents.

8.03Application of Funds

After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.17 and 2.18, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer (including fees and time charges for attorneys who may be employees of any Lender or the L/C Issuer) arising under the Loan Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations arising under the Loan Documents, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings and Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the L/C Issuer, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them;

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Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, to the extent not otherwise Cash Collateralized by the Borrowers pursuant to Sections 2.03 and 2.17; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Law.

Subject to Section 2.03(c) and Section 2.17, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur.  If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.  Excluded Swap Obligations with respect to any Loan Party shall not be paid with amounts received from such Loan Party or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Secured Obligations otherwise set forth above in this Section.

Notwithstanding the foregoing, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be.  Each Cash Management Bank or Hedge Bank not a party to the Credit Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX hereof for itself and its Affiliates as if a “Lender” party hereto.

ARTICLE IX.
ADMINISTRATIVE AGENT

9.01Appointment and Authority

(a)Appointment.  Each of the Lenders and the L/C Issuer hereby irrevocably appoints, designates and authorizes Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and neither any Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.  It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.  In addition, to the extent required under the laws of any jurisdiction other than the United States of America, each of the Lenders and Secured Parties hereby grants to the Administrative Agent any required powers of attorney to execute any Collateral Document or other Loan Document governed by the laws of such jurisdiction on such Lender’s or Secured Party’s behalf.

(b)Collateral Agent.  The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank and a potential Cash Management Bank) and the L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto.  In this connection, the Administrative

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Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX and Article XI (including Section 11.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

9.02Rights as a Lender

The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust, financial, advisory, underwriting or other business with any Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice to or consent of the Lenders with respect thereto.

9.03Exculpatory Provisions

The Administrative Agent or the Arrangers, as applicable, shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature.  Without limiting the generality of the foregoing, the Administrative Agent or the Arrangers, as applicable, and their Related Parties:

(a)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(c)shall not have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, to any Lender or the L/C Issuer, any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their Affiliates, that is communicated to, obtained or in the possession of, the Administrative Agent, any Arranger or any of their Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein.

(d)shall not be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence, bad

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faith or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by a Borrower, a Lender or the L/C Issuer.

(e)shall not be responsible for or have any duty or any obligation to any Lender or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

9.04Reliance by Administrative Agent

The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying and shall not incur any liability for relying upon, any notice, request, certificate, communication, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.  For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Third Restatement Date specifying its objections.

9.05Delegation of Duties

The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent, provided, that any such sub-agent receiving payments from the U.S. Loan Parties shall be a “U.S. Person” and a “financial institution” within the meaning of Treasury Regulations section 1.1441-1.  The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.  The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and

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nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

9.06Resignation of Administrative Agent

(a)Notice.  The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Lead Borrower.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, provided, that any such successor receiving payments from the U.S. Loan Parties shall be a “U.S. Person” and a “financial institution” within the meaning of Treasury Regulations section 1.1441-1; provided that any such appointment shall require the consent of the Lead Borrower (such consent not to be unreasonably withheld or delayed) unless an Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing at the time of such appointment.  If no such successor shall have been so appointed by the Required Lenders and (to the extent required) consented to by the Lead Borrower and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any successor Administrative Agent be a Defaulting Lender; provided that any such appointment shall require the consent of the Lead Borrower (such consent not to be unreasonably withheld or delayed) unless an Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing at the time of such appointment.  Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b)Defaulting Lender.  If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, appoint a successor; provided that any such appointment shall require the consent of the Lead Borrower (such consent not to be unreasonably withheld or delayed) unless an Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing at the time of such appointment. If no such successor shall have been so appointed by the Required Lenders and (to the extent required) consented to by the Lead Borrower and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c)With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent with the consent (to the extent required) of the Lead Borrower as provided for above in this Section.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all

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of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section).  The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor.  After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including, without limitation, (A) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Secured Parties and (B) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.

(d)L/C Issuer and Swing Line Lender.  Any resignation or removal by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swing Line Lender.  If Bank of America resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c).  If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c).  Upon the appointment by the Borrower of a successor L/C Issuer or Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender),  (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

9.07Non-Reliance on Administrative Agent and Other Lenders

Each Lender and the L/C Issuer expressly acknowledges that none of the Administrative Agent nor the Arranger has made any representation or warranty to it, and that no act by the Administrative Agent or the Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party of any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Arranger to any Lender or the L/C Issuer as to any matter, including whether the Administrative Agent or the Arranger have disclosed material information in their (or their Related Parties’) possession.  Each Lender and the L/C Issuer represents to the Administrative Agent and the Arranger that it has, independently and without reliance upon the Administrative Agent, the Arranger, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder.  Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished

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hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties.  Each Lender and the L/C Issuer represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or L/C Issuer for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and the L/C Issuer agrees not to assert a claim in contravention of the foregoing. Each Lender and the L/C Issuer represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.

9.08No Other Duties, Etc.

Anything herein to the contrary notwithstanding, none of the Syndication Agent, Documentation Agent, the Book Manager, or Arrangers listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder.

9.09Administrative Agent May File Proofs of Claim

In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise.

(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(h) and (i), 2.09 and 11.04) allowed in such judicial proceeding; and

(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 11.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer or in any such proceeding.

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9.10Collateral and Guaranty Matters

Each of the Lenders (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion,

(a)to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank of Hedge Bank shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing in accordance with Section 11.01;

(b)to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder;

(c)to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i); and

(d)to release any Guarantor from its obligations under the Guaranty if such Person becomes an Excluded Subsidiary.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10.  In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrowers’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10.

9.11Secured Cash Management Agreements and Secured Hedge Agreements

No Cash Management Bank or Hedge Bank that obtains the benefits of Section 8.03, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents.  Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be.

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9.12Certain ERISA Matters

(a)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Lead Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Pension Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments, or this agreement,

(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84–14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95–60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90–1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91–38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96–23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84–14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84–14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84–14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender, to the effect that the Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement will not constitute a “prohibited transaction” under Section 406 of ERISA for which there is no exemption.

(b)In addition, unless either (1) clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

9.13Recovery of Erroneous Payments~~.~~

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Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender Recipient Party, whether or not in respect of an Obligation due and owing by the Borrowers at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Recipient Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender Recipient Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender Recipient Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender Recipient Party promptly upon determining that any payment made to such Lender Recipient Party comprised, in whole or in part, a Rescindable Amount.

ARTICLE X.
CONTINUING GUARANTY

10.01Guaranty

Each Guarantor party hereto that is a Domestic Subsidiary of Holdings and each Subsidiary of Holdings that becomes a Guarantor after the date hereof pursuant to Section 6.12, jointly and severally with each other Loan Party, hereby absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all of the Obligations (for each Guarantor, subject to the proviso in this sentence, its “Guaranteed Obligations”), whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, of each Borrower and of each other Guarantor to the Secured Parties, and whether arising hereunder or under any other Loan Document, any Secured Cash Management Agreement or any Secured Hedge Agreement (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by the Secured Parties in connection with the collection or enforcement thereof); provided that (a) the Guaranteed Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor and (b) the liability of each Guarantor individually with respect to this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any applicable state law or other applicable Law.  The Administrative Agent’s books and records showing the amount of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Domestic Loan Parties, and conclusive for the purpose of establishing the amount of the Obligations.  This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or any instrument or agreement evidencing any Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Obligations which might otherwise constitute a defense to the obligations of any Domestic Loan Party under this Guaranty, and each Domestic Loan Party hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing.

10.02Rights of Lenders

Each Domestic Loan Party consents and agrees that the Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof:  (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment

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or the terms of the Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Obligations; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent, the L/C Issuer and the Lenders in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Obligations.  Without limiting the generality of the foregoing, each Domestic Loan Party consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Domestic Loan Party or any other Domestic Loan Party under this Guaranty or which, but for this provision, might operate as a discharge of any Domestic Loan Party.

10.03Certain Waivers

Each Domestic Loan Party waives (a) any defense arising by reason of any disability or other defense of any Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of any Borrower or any other guarantor; (b) any defense based on any claim that any Domestic Loan Party’s obligations exceed or are more burdensome than those of a Borrower or other Domestic Loan Party; (c) the benefit of any statute of limitations affecting any Domestic Loan Party’s liability hereunder; (d) any right to proceed against any Borrower, proceed against or exhaust any security for the Obligations, or pursue any other remedy in the power of any Secured Party whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by any Secured Party; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties.  Each Domestic Loan Party expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Obligations.

10.04Obligations Independent

The obligations of each Domestic Loan Party hereunder are those of primary obligor, and not merely as surety, and are independent of the Obligations and the obligations of any other guarantor, and a separate action may be brought against each Domestic Loan Party to enforce this Guaranty whether or not any Borrower or any other person or entity is joined as a party.

10.05Subrogation

No Domestic Loan Party shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Obligations and any amounts payable under this Guaranty have been paid and performed in full in cash and the Commitments and the Facilities are terminated.  If any amounts are paid to any Domestic Loan Party in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to reduce the amount of the Obligations, whether matured or unmatured.

10.06Termination; Reinstatement

This Guaranty is a continuing and irrevocable guaranty of all Obligations now or hereafter existing and shall remain in full force and effect until all Obligations and any other amounts payable under this Guaranty are paid in full in cash and the Commitments and the Facilities with respect to the Obligations are terminated.  Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of any Borrower or any Guarantor is made, or any of the Secured Parties exercises its right of setoff, in respect of the Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including

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pursuant to any settlement entered into by any of the Secured Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Secured Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.  The obligations of the Domestic Loan Parties under this paragraph shall survive termination of this Guaranty.

10.07Subordination

Each Domestic Loan Party hereby subordinates the payment of all obligations and indebtedness of any Borrower or any other Loan Party owing to such Domestic Loan Party, whether now existing or hereafter arising, including but not limited to any obligation of any Borrower to such Domestic Loan Party as subrogee of the Secured Parties or resulting from such Domestic Loan Party’s performance under this Guaranty, to the payment in full in cash of all Obligations.  If the Secured Parties so request, any such obligation or indebtedness of any Loan Party to any Domestic Loan Party shall be enforced and performance received by such Domestic Loan Party as trustee for the Secured Parties and the proceeds thereof shall be paid over to the Secured Parties on account of the Obligations, but without reducing or affecting in any manner the liability of any Domestic Loan Party under this Guaranty.

10.08Stay of Acceleration

If acceleration of the time for payment of any of the Obligations is stayed, in connection with any case commenced by or against any Domestic Loan Party under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by such Domestic Loan Party and the other Domestic Loan Parties immediately upon demand by the Secured Parties.

10.09Condition of Borrowers

Each Domestic Loan Party acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from any Borrower and any other guarantor such information concerning the financial condition, business and operations of such Borrower and any such other guarantor as such Domestic Loan Party requires, and that none of the Secured Parties has any duty, and such Domestic Loan Party is not relying on the Secured Parties at any time, to disclose to such Domestic Loan Party any information relating to the business, operations or financial condition of such Borrower or any other guarantor (such Domestic Loan Party waiving any duty on the part of the Secured Parties to disclose such information and any defense relating to the failure to provide the same).

10.10Rights of Contribution

The Domestic Loan Parties hereby agree, as among themselves, that if any Domestic Loan Party shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Guarantor of any Obligations, each other Guarantor shall, on written demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Guarantor’s Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Obligations.  The payment obligation of a Domestic Loan Party to any Excess Funding Guarantor under this Section shall be subordinate and subject in right of payment to the prior payment in full in cash of the Obligations of such Domestic Loan Party under the other provisions of this Article and of all other Obligations (other than contingent indemnification obligations not yet asserted, due or payable), and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full in cash of all of the Obligations.

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For purposes of this Section, (i) “Excess Funding Guarantor” means, in respect of any Obligations, a Domestic Loan Party that has paid an amount in excess of its Pro Rata Share of such Obligations, (ii) “Excess Payment” means, in respect of any Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Obligations and (iii) “Pro Rata Share” means, for any Domestic Loan Party, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all properties of such Domestic Loan Party (excluding any Equity Interests of any other Domestic Loan Party) exceeds the amount of all the debts and liabilities of such Loan Party (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Domestic Loan Party hereunder and any obligations of any other Domestic Loan Party that have been Guaranteed by such Domestic Loan Party) to (y) the amount by which the aggregate fair saleable value of all properties of all of the Domestic Loan Parties exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Borrowers and the Guarantors under the Loan Documents) of all of the Domestic Loan Parties, determined (A) with respect to any Domestic Loan Party that is a party hereto on the Third Restatement Date, as of the Third Restatement Date, and (B) with respect to any other Domestic Loan Party, as of the date such Domestic Loan Party becomes a Domestic Loan Party hereunder.

10.11Joint and Several Obligations

(a)Each Borrower hereby accepts joint and several liability for the Loans and all other Obligations under the Loan Documents in consideration of the financial accommodations to be provided to all Borrowers and other Loan Parties by the Lenders, the L/C Issuer and the Administrative Agent under the Loan Documents, for the mutual benefit, directly and indirectly, of the Loan Parties and in consideration of the undertakings of the other Borrower to accept joint and several liability for the Obligations.

(b)Each Guarantor which is a Domestic Loan Party hereby accepts joint and several liability for the Loans and all other Obligations under the Loan Documents in consideration of the financial accommodations to be provided to the Borrowers and other Loan Parties by the Lenders and the Administrative Agent under the Loan Documents, for the mutual benefit, directly and indirectly, of the Loan Parties and in consideration of the undertakings of the other Guarantors which are Domestic Loan Parties to accept joint and several liability for the Obligations.

(c)Each Domestic Loan Party represents and warrants to the Lenders and the Administrative Agent that it is in the best interests of such Domestic Loan Party to enter into this Agreement inasmuch as the Domestic Loan Parties will, as a result of proceeds of the Loans being made available hereunder for working capital and other financing needs of the Borrowers, derive substantial direct and indirect benefits from the Loans made from time to time to the Borrowers by the Lenders pursuant to this Agreement, and each Domestic Loan Party agrees that the Administrative Agent and the Lenders are relying on this representation in agreeing to make Loans to the Borrowers.

(d)Notwithstanding any other provision contained herein or in any other Loan Document, if a “secured creditor” (as that term is defined under the Bankruptcy and Insolvency Act (Canada)) is determined by a court of competent jurisdiction not to include a Person to whom obligations are owed on a joint and several basis, then such Person’s Obligations (and the Obligations of each other Canadian Loan Party or any other applicable Loan Party), to the extent such Obligations are secured, shall be several obligations and not joint and several obligations.

10.12Keepwell.

Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of a Lien under the Loan Documents, in each case, by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide

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such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article X voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Secured Obligations have been indefeasibly paid and performed in full.  Each Loan Party intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

ARTICLE XI.
MISCELLANEOUS

11.01Amendments, Etc.

~~No~~Except as provided in Sections 2.02(g) and 3.05(c) with respect to Conforming Changes, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrowers or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided however that no such amendment, waiver or consent shall:

(a)waive any condition set forth in Section 4.01 (other than Section 4.01(b)(i) or (c)), or, in the case of the initial Credit Extension, Section 4.02, without the written consent of each Lender;

(b)without limiting the generality of clause (a) above, waive any condition set forth in Section 4.02 as to any Credit Extension under a particular Facility without the written consent of the Required Revolving Lenders or the Required Term Lenders, as the case may be;

(c)extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;

(d)postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to any Lender hereunder or under such other Loan Document without the written consent of such Lender;

(e)reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document to any Lender without the written consent of such Lender; provided, however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder;

(f)change (i) Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender or (ii) the order of application of any reduction in the Commitments or any prepayment of Loans among the Facilities from the application thereof set forth in the

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applicable provisions of Section 2.05(b) or 2.06(b), respectively, in any manner that materially and adversely affects the Lenders under a Facility without the written consent of (i) if such Facility is the Term Facility, the Required Term Lenders and (ii) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders;

(g)change (i) any provision of this Section 11.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than the definitions specified in clause (ii) of this Section 11.01(g)), without the written consent of each Lender or (ii) the definition of “Required Revolving Lenders,” or “Required Term Lenders” without the written consent of each Lender under the applicable Facility;

(h)other than in connection with a transaction permitted under Section 7.04 or 7.05, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(i)other than in connection with a transaction permitted under Section 7.04 or 7.05, release all or substantially all of the value of the Guaranty, without the written consent of each Lender; ~~or~~

(j)impose any greater restriction on the ability of any Lender under a Facility to assign any of its rights or obligations hereunder without the written consent of (i) if such Facility is the Term Facility, the Required Term Lenders and (ii) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders; or

(k)contractually subordinate the Liens of the Administrative Agent on all or substantially all of the Collateral to the Liens on the collateral securing any other indebtedness for borrowed money (excluding any Liens on the Collateral permitted by Section 7.01(i) and any Liens on the Collateral securing indebtedness incurred after the occurrence of a bankruptcy event with respect to any Loan Party) or contractually subordinate the Lenders’ right to receive payments from the Loan Parties to the rights to receive payments from the Loan Parties of the claimholders in respect of any other indebtedness for borrowed money (excluding any indebtedness incurred after the occurrence of a bankruptcy event with respect to any Loan Party) (any such other indebtedness for borrowed money, “Senior Indebtedness”) without the written consent of each Lender directly and adversely affected thereby, unless each directly and adversely affected Lender has been offered a bona fide opportunity to fund or otherwise provide its pro rata share (based on the amount of Facilities that are adversely affected thereby held by each Lender) of the Senior Indebtedness on the same terms (other than bona fide agency or arrangement fees and reimbursement of counsel fees and other expense in connection with the negotiation of the terms of such transaction) as offered to all other providers (or their affiliates) of the Senior Indebtedness;

and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the

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applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.  In the event of an increase in the Revolving Credit Facility in accordance with the provisions of Section 2.15 or an increase in the Term Facility in accordance with the provisions of Section 2.16, the Administrative Agent shall be permitted, on behalf of all Lenders (and is hereby authorized by all such Lenders), to enter into amendments to this Agreement and all other Loan Documents to provide for such increase in the Revolving Credit Facility or Term Facility, as applicable, on the terms set forth in Section 2.15 or Section 2.16.  In no event shall the provisions of this paragraph obligate any Lender to increase their Commitment hereunder.

If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender and that has been approved by the Required Lenders, the Borrowers may replace such non-consenting Lender in accordance with Section 11.14; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrowers to be made pursuant to this paragraph).

Notwithstanding the foregoing,

(I)this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders and the Borrowers to add one or more additional credit facilities to this Agreement (it being understood that no Lender shall have any obligation to provide or to commit to provide all or any portion of any such additional credit facility) and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and Revolving Loans and the accrued interest and fees in respect thereof;

(II)this Agreement may be amended with the written consent of the Administrative Agent, the Borrowers and the Lenders providing the relevant Replacement Term Loans (as defined below) to permit the refinancing or exchange of all outstanding Term Loans of any tranche (“Refinanced Term Loans”) with a replacement term loan tranche hereunder (“Replacement Term Loans”); provided that the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans plus any interest, premium or other amount due with respect to such Refinanced Term Loans, and any underwriting discounts, fees, commissions and expenses incurred in connection with the Replacement Term Loans;

(III)guarantees, collateral security documents and related documents executed by Holdings or Foreign Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended and waived with the consent of the Administrative Agent at the request of the Borrowers without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to cure ambiguities or defects or (iii) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents;

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(IV)this Agreement may be amended (or amended and restated) with the written consent of the Administrative Agent, the Borrowers and the participating Lenders pursuant to Section 2.14, 2.15 and 2.16 in accordance with the terms thereof;

(V)conditions to the effectiveness of any Incremental Revolving Commitment or any increase in the Term Loans or Incremental Tranche may, to the extent not inconsistent with the provisions of Section 2.15 or Section 2.16, as applicable, be waived with the consent of a majority in interest of the Revolving Credit Lenders and Eligible Assignees, or the majority in interest of the Term Lenders and Eligible Assignees, in each case, having commitments in respect of such Incremental Revolving Commitment, increase in the Term Loans or Incremental Tranche, as the case may be; and

(VI)this Agreement may be amended, supplemented or waived with the consent of the Administrative Agent at the request of the Borrowers without the need to obtain the consent of any Lender is such amendment, supplement or waiver is in order to cure ambiguities, inconsistencies, omissions, mistakes or defects so long as the Lenders shall have received at least five (5) Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five (5) Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment, supplement or waiver.

11.02Notices; Effectiveness; Electronic Communications

(a)Notices Generally.  Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)if to Holdings, any Borrower, any other Guarantor, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 11.02; and

(ii)if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier or electronic mail shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).  Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

(b)Electronic Communications.  Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.  The Administrative Agent or the Lead Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures

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approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c)The Platform.  THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.”  THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.  In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any other Loan Party, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Borrower, any other Loan Party, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d)Change of Address, Etc.  Each Borrower, each other Loan Party, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto.  Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Lead Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender.  In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.  Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to any Borrower or its securities for purposes of United States Federal or state securities laws.

(e)Reliance by Administrative Agent, L/C Issuer and Lenders.  The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan

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Notices and Swing Line Loan Notices) purportedly given by or on behalf of any Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.  The Borrowers shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of any Borrower.  All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

11.03No Waiver; Cumulative Remedies; Enforcement

No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them (including the authority to call or otherwise assert a Default or Event of Default) shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuer; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

11.04Expenses; Indemnity; Damage Waiver

(a)Costs and Expenses.  The Borrowers shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (limited, in the case of fees, charges and disbursements for legal counsel, to the reasonable and documented fees, charges and disbursements of one external counsel for the Administrative Agent and its Affiliates, taken as a whole, and of one local counsel in each applicable jurisdiction for the Administrative Agent and its Affiliates, taken as a whole), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out of pocket expenses incurred by the

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Administrative Agent , the L/C Issuer and the Lenders (limited, in the case of fees, charges and disbursements for legal counsel, to the reasonable and documented fees, charges and disbursements of one external counsel for all such Persons, taken as a whole, and of one local counsel in each applicable jurisdiction for all such Persons, taken as a whole, and in the event of any conflict of interest, one additional external counsel to all similarly situated affected parties, taken as a whole), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b)Indemnification by the Borrowers.  The Borrowers shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (limited, in the case of fees, charges and disbursements for legal counsel, to the reasonable and documented fees, charges and disbursements of one external counsel for all such Indemnitees, taken as a whole, and of one local counsel in each applicable jurisdiction for all such Indemnitees, taken as a whole, and in the event of any conflict of interest, one additional external counsel to all similarly situated affected parties taken as a whole, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, (including, without limitation, the Indemnitee’s reliance on any Communication executed using Electronic Signature, or in the form of an Electronic Record), the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Borrower or any of their Subsidiaries, or any Environmental Liability related in any way to any Borrower or any of their Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Borrower or any other Loan Party or any of such Borrower’s or such Loan Party’s directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (w) result from a claim by any Indemnitee against any other Indemnitee (except, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, claims relating to the administration of this Agreement and the other Loan Documents), (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee; or (y) result from a claim brought by any Borrower or any other Loan Party against an Indemnitee for breach of such Indemnitee's (or any of its Related Party’s or Persons to whom it is a Related Party) obligations hereunder or under any other Loan Document, if such Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction; or (z) arise solely out of the presence or release of Hazardous Materials which first occurs on any property after foreclosure or similar exercise of remedies by the Administrative Agent or any Lender resulting in a transfer of title to a Lender or any other third party and the Loan Parties no longer operate or occupy the property.  This Section 11.04 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

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(c)Reimbursement by Lenders.  To the extent that the Borrowers for any reason fail to pay any amount required under subsection (a) or (b) of this Section to be paid by them to the Administrative Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity.  The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

(d)Waiver of Consequential Damages, Etc.  To the fullest extent permitted by applicable law, no party hereto shall assert (and by accepting the benefits hereof, each Indemnitee agrees that it shall not assert), and each party hereto hereby waives (and by accepting the benefits hereof, each Indemnitee waives) any claim against any other party hereto or any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof, even if advised of the possibility thereof.  No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from (i) the gross negligence, bad faith or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction or (ii) a breach of such Indemnitee’s (or any of its Related Party’s or such Persons to whom it is a Related Party) obligations hereunder or under any other Loan Document, if such Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(e)Payments.  All amounts due under this Section shall be payable not later than ten Business Days after written demand therefor, accompanied by reasonably detailed supporting documentation.

(f)Survival.  The agreements in this Section shall survive the resignation of the Administrative Agent, the L/C Issuer and the Swing Line Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

11.05Payments Set Aside

To the extent that any payment by or on behalf of the Borrowers is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate

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from time to time in effect.  The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

11.06Successors and Assigns

(a)Successors and Assigns Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (other than a Defaulting Lender, subject to Section 2.18(b)) and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 11.06(b), (ii) by way of participation in accordance with the provisions of Section 11.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.06(f) (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)Assignments by Lenders.  Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 11.06(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)Minimum Amounts.

(A)in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and the Loans at the time owing to it under such Facility or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $10,000,000, in the case of any assignment in respect of the Revolving Credit Facility, or $5,000,000, in the case of any assignment in respect of the Term Facility, unless each of the Administrative Agent and, so long as no Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing, the Lead Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

(ii)Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not (A) apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis;

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(iii)Required Consents.  No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A)the consent of the Lead Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing at the time of such assignment or (2) such assignment is (x) from a Term Loan Lender to a Lender, an Affiliate of a Lender or an Approved Fund or (y) from a Revolving Credit Lender to a Revolving Credit Lender, an Affiliate of a Revolving Credit Lender or an Approved Fund with respect to a Revolving Credit Lender; provided that the Lead Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;

(B)the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any Term Commitment or Revolving Credit Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the applicable Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (2) any Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund;

(C)the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

(D)the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility.

(iv)Assignment and Assumption.  The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment.  The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v)No Assignment to Borrowers.  No such assignment shall be made to Holdings or any of Holdings’ Subsidiaries; provided that assignments of Term Loans shall be permitted to Holdings or any of its Subsidiaries, so long as (i) any such assignment is made pursuant to an offer to all Term Lenders pro rata, (ii) no Event of Default has occurred and is continuing at the time of such assignment and (iii) any Term Loans assigned to Holdings or any of its Subsidiaries are cancelled immediately thereafter.

(vi)No Assignment to Natural Persons or Competitors of Holdings and its Subsidiaries.  No such assignment shall be made to a natural person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of one or more natural persons) or to any competitor, customer or supplier of Holdings or any of its Subsidiaries previously identified in writing to the Administrative Agent and Lenders as such; provided, however, that any addition to such list shall not be effective until after at least three (3) Business Days following receipt thereof by the Administrative Agent from the Lead Borrower.

(vii)Assignments to Borrower Affiliates.  No such assignment shall be to an Affiliate of Holdings (other than Holdings and its Subsidiaries pursuant to clause (v) above); provided that each Lender shall have the right at any time to sell, assign or transfer all or a portion of the Loans owing to it

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to any Affiliate of Holdings that is not a Subsidiary of Holdings (such affiliate, an “Affiliated Lender”) subject to the following limitations: (i) the aggregate principal amount of Loans purchased by assignment pursuant to this Section (vii) and held at any one time by Affiliated Lenders may not exceed 20% of the outstanding principal amount of all Loans; (ii) each Affiliated Lender, solely in its capacity as a Lender, hereby agrees that it shall have no right whatsoever so long as such Person is an Affiliated Lender: (A) to vote with respect to any amendment, modification, waiver, consent or other such action with respect to any of the terms of this Agreement or any other Loan Document and that it shall be deemed to have voted its interest as a Lender without discretion in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Affiliated Lenders; provided that, notwithstanding the foregoing, (x) such assignee shall be permitted to vote if such amendment, modification, waiver, consent or other such action disproportionately affects such Affiliated Lender in its capacity as a Lender as compared to other Lenders and (y) no amendment, modification, waiver, consent or other action shall deprive any Affiliated Lender of its share of any payments which the Lenders are entitled to share on a Pro Rata Basis hereunder and (z) each Affiliated Lender shall have all voting rights described in Section 11.01(a)-(j) of this Agreement; (B) to attend (or receive any notice of) any meeting, conference call or correspondence (other than any meeting or conference call at which any Loan Party or any Subsidiary is present or correspondence with or to any Loan Party or any Subsidiary) with Administrative Agent or any Lender or receive any information from Administrative Agent or any other Lender (other than notices of borrowings, prepayments and other administrative notices in respect of its Loans or Commitments required to be delivered to Lenders pursuant hereto); or (C) to make or bring any claim, in its capacity as Lender, against Administrative Agent or any Lender with respect to the duties and obligations of such Persons under the Loan Documents.

(viii)Certain Additional Payments.  In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrowers and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the L/C Issuer or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage.  Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.07 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment.  Upon request, the Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender.  Any assignment or transfer by a Lender of rights or obligations under this

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Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.06(d).  For the avoidance of doubt, an entity that has (A) acquired an assignment or participation interest, (B) entered into a trade for either an assignment or participation interest or (C) become a competitor of Holdings or any of its Subsidiaries before such entity was identified in writing to the Administrative Agent and the Lenders as a competitor, customer or supplier pursuant to Section 11.06(b)(vi), shall not be retroactively disqualified as a Lender or Participant, as the case may be.

(ix) If:

(i)          a Lender assigns or transfers any participation to an assignee or changes its Facility Office; and

(ii)          as a result of circumstances existing at the date of the assignment or transfer or such change in its Lending Office, a Borrower would be obliged to make a payment to the assignee under Section 3.02, then the assignee shall only be entitled to receive payment under that Section to the same extent as the Lender would have been if the assignment or transfer or change in Facility Office had not occurred.

(c)Register.  The Administrative Agent, acting solely for this purpose as an agent of the Borrowers (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement.  The Register shall be available for inspection by the Borrowers and any Lender (solely with respect to its own address, Commitments, Loans and L/C Obligations, if any), at any reasonable time and from time to time upon reasonable prior notice.

(d)Participations.  Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural person, or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of one or more natural persons, any Person previously identified in writing to the Administrative Agent or such Lender by the Lead Borrower as a competitor of a Loan Party or any Subsidiary or the or the Borrowers or any of the Borrowers’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (iii) where such rights and obligations relate to a U.K. Facility, the Participant is U.K. Qualifying Lender; (iv) the Borrowers, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (v) the consent of the Lead Borrower shall be required solely in connection with any Participation by a Defaulting Lender or any Lender that has breached its obligations hereunder or under any Loan Document.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement and shall not give the Participant any consent, notice or other rights with respect to such enforcement, amendments, modifications or waivers; provided that such agreement or instrument may provide that such Lender will not, without the consent

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of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 (other than clauses (a) and (b) that affects such Participant and would require such Participant’s consent if such Participant were a Lender under the applicable Facility.  Subject to subsection (e) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.07 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.06(b).  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender.

Notwithstanding the foregoing, each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrowers, maintain a “book entry” register (as described in the applicable United States federal income tax law and United States Treasury regulations) on which it records the name and address of the proposed Participant and the principal amounts (and stated interest) of each such proposed Participant’s interest in the Loans or other Obligations under this Agreement (the “Participant Register”).  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation and as  having “ownership of an interest” (as such term is defined in the applicable Treasury regulations) for all purposes of this Agreement notwithstanding any notice to the contrary.  No Lender shall have any obligation to disclose all or any portion of the Participant Register to any person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury regulations or any successor United States Treasury Regulations, or is otherwise required thereunder.

(e)Limitations upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.02 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Lead Borrower’s prior written consent.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Lead Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 3.01(e) as though it were a Lender.

(f)Certain Pledges.  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g)Resignation as L/C Issuer or Swing Line Lender after Assignment.  Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Revolving Credit Commitment and Revolving Credit Loans pursuant to Section 11.06(b), Bank of America may, (i) upon 30 days’ notice to the Lead Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon 30 days’ notice to the Lead Borrower, resign as Swing Line Lender.  In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrowers shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrowers to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or Swing Line Lender, as the case may be.  If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)).  If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing

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Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c).  Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

11.07Treatment of Certain Information; Confidentiality

(a)Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.15(c) or 2.16(c) or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrowers and their obligations, (g) on a confidential basis to (i) any rating agency in connection with rating the Loan Parties or their Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the application, issuance, publishing and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Lead Borrower or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 11.07, (ii) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Loan Parties or their Subsidiaries or (iii) is independently discovered or developed by a party hereto without utilizing any Information received from the Loan Parties or their Subsidiaries or violating the terms of this Section 11.07.  In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments.

(b)For purposes of this Section 11.07, “Information” means all information received from any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary thereof or their respective businesses (including, for the avoidance of doubt, under Sections 6.01, 6.02 and 6.03), other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by any Loan Party or any Subsidiary thereof, provided that, in the case of information received from a Loan Party or any such Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

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(c)Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning a Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.

(d)The Loan Parties consent to the publication by the Administrative Agent or any Lender of customary advertising material relating to the transactions contemplated hereby using the name, product photographs, logo or trademark of the Loan Parties.

(e)Notwithstanding the foregoing, in no event shall the Administrative Agent, any Lender or the L/C Issuer disclose any Information to any Person previously identified in writing addressed to such Person by the Lead Borrower as a competitor, customer or supplier (or Affiliate of any of the foregoing) of a Loan Party or any Subsidiary.

11.08Right of Setoff

If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of any Borrower or any other Loan Party against any and all of the obligations of such Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.18 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.  The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have.  Each Lender and the L/C Issuer agrees to notify the Lead Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.  Notwithstanding the foregoing, no amount setoff from any Guarantor shall be applied to any Excluded Swap Obligation of such Guarantor.

11.09Interest Rate Limitation

Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”).  If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers.  In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate,

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allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

11.10Canadian Interest Act

For the purposes of the Interest Act (Canada) and all any other applicable laws which may hereafter regulate the calculation or computation of interest on borrowed funds, the yearly rate of interest to which any rate for a period less than a year is equivalent is such rate, divided by the number of days in such period, and multiplied by the actual number of days in the year.

11.11~~Counterparts;~~ Integration; Effectiveness

~~This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.~~  This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto~~.  Delivery of an executed counterpart of a signature page of this Agreement or any other Loan Document by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement or such other Loan Document~~, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11.12Survival of Representations and Warranties

All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof.  Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

11.13Severability

If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.14Replacement of Lenders

If any Lender requests compensation under Section 3.04, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender is a Defaulting Lender, or if any Lender does not consent to any amendment or waiver of a provision hereof or of any other Loan Document to which the Required Lenders have consented (and

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the consent of such Lender is required for such amendment or waiver pursuant to the provisions of Section 11.01), or if any other circumstance exists hereunder that gives the Borrowers the right to replace a Lender as a party hereto, then the Borrowers may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a)the Borrowers shall have paid or caused to be paid to the Administrative Agent the assignment fee specified in Section 11.06(b) (unless waived by the Administrative Agent);

(b)such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.07) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);

(c)in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and

(d)such assignment does not conflict with applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

11.15Governing Law; Jurisdiction; Etc.

(a)GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)SUBMISSION TO JURISDICTION.  EACH BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

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(c)WAIVER OF VENUE.  EACH BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW

11.16Waiver of Jury Trial

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11.17No Advisory or Fiduciary Responsibility.

In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Arrangers, are arm’s-length commercial transactions between the Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent and the Arrangers on the other hand, (B) each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent and the Arrangers each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent nor the Arrangers has any obligation to any Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and the Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and neither the Administrative Agent nor the Arrangers has any obligation to disclose any of such interests to any Loan Party or any of their respective Affiliates.  To the fullest extent permitted by law, each Loan Party hereby waives and releases any claims that it

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may have against the Administrative Agent and the Arrangers with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

11.18Electronic Execution ~~of Assignments and Certain Other Documents~~; Electronic Records; Counterparts.

~~The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in~~This Agreement, any Loan Document ~~or~~and any other ~~document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or~~Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures.  Each of the Loan Parties and each of the Administrative Agent and the Lender Parties agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered.   Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lender Parties may, at its option, create one or more copies of any Communication in the ~~keeping~~form of ~~records~~an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document.  All Communications in ~~electronic~~the form~~, each~~ of ~~which shall be of~~an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity ~~or~~and enforceability as a ~~manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding~~paper record.  Notwithstanding anything contained herein to the contrary, neither the Administrative Agent, ~~the~~ L/C Issuer nor ~~any~~Swing Line Lender is under any obligation to ~~agree to~~ accept ~~electronic signatures~~an Electronic Signature in any form or in any format unless expressly agreed to by ~~the Administrative Agent, the L/C Issuer or~~ such ~~Lender~~Person pursuant to procedures approved by it ~~and~~; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent, L/C Issuer and/or Swing Line Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lender Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Lender Party without further verification and (b) upon the request of the Administrative Agent or any ~~party~~Lender Party, any ~~electronic signature~~Electronic Signature shall be promptly followed by such manually executed counterpart.

Neither the Administrative Agent, L/C Issuer nor Swing Line Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s, L/C Issuer’s or Swing Line Lender’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent, L/C Issuer and Swing Line Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent

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or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).

Each of the Loan Parties and each Lender Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement and/or any other Loan Document based solely on the lack of paper original copies of this Agreement and/or such other Loan Document, and (ii) waives any claim against the Administrative Agent, each Lender Party and each Related Party for any liabilities arising solely from the Administrative Agent’s and/or any Lender Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

11.19USA PATRIOT Act

Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act.  The Borrowers shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Act and the Beneficial Ownership Regulation.

11.20Judgment Currency

If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.  The obligation of the Borrowers in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.  If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from the Borrowers in the Agreement Currency, the Borrowers agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss.  If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to the Borrowers (or to any other Person who may be entitled thereto under applicable law).

11.21Acknowledgement and Consent to Bail-In of ~~EEA~~Affected Financial Institutions

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any ~~EEA~~Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured,

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may be subject to the ~~write-down~~Write-Down and ~~conversion powers of an EEA~~Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by ~~an EEA~~the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an ~~EEA~~Affected Financial Institution; and

(b)the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;
(ii)

a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such ~~EEA~~Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the ~~write-down~~Write-Down and ~~conversion powers~~Conversion Powers of any ~~EEA~~applicable Resolution Authority.

11.22Third Amended and Restated Agreement

(a)This Agreement, effective as of the Third Restatement Date, is an amendment and restatement of the ~~Existing~~2016 Credit Agreement, it being acknowledged and agreed that as of the Third Restatement Date all obligations outstanding under or in connection with the ~~Existing~~2016 Credit Agreement and any of the other Loan Documents (such obligations, collectively, the “Existing Obligations”) constitute obligations under this Agreement.  This Agreement is in no way intended to constitute a novation of the ~~Existing~~2016 Credit Agreement or the Existing Obligations.  From and after the Third Restatement Date, any reference to the ~~Existing~~2016 Credit Agreement in any of the other Loan Documents executed or issued by and/or delivered to any one or more parties hereto pursuant to or in connection therewith shall be deemed to be a reference to this Agreement, and the provisions of this Agreement shall prevail in the event of any conflict or inconsistency between such provisions and those of the ~~Existing~~2016 Credit Agreement.

(b)Without limiting the generality of Section 11.22(a), the parties agree that:

(i)

all Existing Obligations outstanding as at the Third Restatement Date shall, as of the Third Restatement Date, be deemed to be obligations outstanding hereunder and subject to the terms of this Agreement, and

(ii)

each of the other Loan Documents (other than the ~~Existing~~2016 Credit Agreement) is hereby ratified and confirmed in all respects and shall continue in full force and effect, except that (A) any references therein to the ~~Existing~~2016 Credit Agreement shall be deemed to refer to this Agreement, and (B) any security granted or guarantee given pursuant to or in connection with the ~~Existing~~2016 Credit Agreement and the other Loan Documents (collectively, the “Existing Security”) shall continue to secure or guarantee, as applicable, the obligations of the Borrowers arising pursuant to or in connection with this Agreement (including all such obligations arising initially pursuant to or in connection with the ~~Existing~~2016 Credit Agreement and the other Loan Documents), except as otherwise agreed in writing in accordance with Section 11.01, including pursuant to any amendments, confirmations, or releases entered into on the Third Restatement Date.

11.23[Reserved]

11.24Acknowledgement Regarding Any Supported QFCs

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To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

11.25German Parallel Debt~~.~~

For purposes of (i) taking security in, or subject to the laws of, Germany and (ii) ensuring the continued validity of such security, each of the Administrative Agent, the Lenders and the Loan Parties agree:

(a)Each Loan Party hereby irrevocably and unconditionally undertakes to pay to the Administrative Agent, as a creditor in its own right and not as a representative of the Lenders, sums (the “German Parallel Debt”) equal to and in the currency of each amount payable by such Loan Party to each of the Lenders under the Credit Agreement or any other Loan Document as and when that amount falls due for payment under the relevant Loan Document or would have fallen due but for any discharge resulting from failure of a Lender to take appropriate steps, in insolvency proceedings affecting that Loan Party, to preserve its entitlement to be paid that amount.

(b)Subject to the limitation set forth under clause (c) below, the Administrative Agent shall have its own independent right to demand payment of the amounts payable by each Loan Party under this Section 11.25, irrespective of any discharge of such Loan Party’s obligation to pay those amounts to the Lenders resulting from failure by them to take appropriate steps, in insolvency proceedings affecting that Loan Party, to preserve their entitlement to be paid those amounts, provided that the amount of the German Parallel Debt of each Loan Party shall at all times be equal to the amount payable by such Loan Party to each of the Lenders under each of the Loan Documents.

(c)Any amount due and payable by a Loan Party to the Administrative Agent under this Section 11.25 shall be decreased to the extent that the Lenders have received (and are able to retain) payment in full of the corresponding amount under the other provisions of the Loan Documents and any amount due and payable

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by a Loan Party to such Lenders under the other provisions of the Loan Documents shall be decreased to the extent that the Administrative Agent has received (and is able to retain) payment in full of the corresponding amount under this Section 11.25.

(d)Subject to the limitation set forth under clause (c) above, the rights of the Lenders to receive payment of amounts payable by each Loan Party under the Loan Documents are several and are separate and independent from, and without prejudice to, the rights of the Administrative Agent to receive payment under this Section 11.25.

(e)Notwithstanding the foregoing, any payment under the Loan Documents shall be made to the relevant Loan Party as set out in the respective Loan Document, unless expressly stated otherwise in the relevant Loan Document (save for this Section 11.25) or unless the relevant Loan Party directs such payment to be made to the Administrative Agent.

11.26Administration of German Law Security.

(a)The Administrative Agent will:

(i)hold and administer any security governed by German law which is security assigned or otherwise transferred to it under a non accessory security right (nicht akzessorische Sicherheit) as trustee (Treuhänder) for the benefit of the Lenders; and

(ii)administer (verwalten) any security governed by German law which is pledged (Verpfändung) or otherwise transferred to any or each Lender under an accessory security right (akzessorische Sicherheit).

(b)Each Lender authorizes the Administrative Agent (whether or not by or through employees or agents):

(i)to exercise such rights, remedies, powers and discretions as are specifically delegated to or conferred upon the Administrative Agent by the documents governing the German Security Agreements and this Agreement together with such powers and discretions as are reasonably incidental thereto;

(ii)to take such action on its behalf as may, from time to time, be authorized under or in accordance with the German Security Agreements and this Agreement; and

(iii)to execute for and on its behalf any and all German Security Agreements.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES INTENTIONALLY OMITTED]

180

~~ANNEX I~~

~~SCHEDULE 2.01~~

~~COMMITMENTS~~
~~AND APPLICABLE PERCENTAGES~~

~~TERM COMMITMENTS~~
~~Lender~~	~~Commitment1~~	~~Applicable Percentage~~
~~Bank of America, N.A.~~	~~€15,829,333.34~~	~~17.777777785%~~
~~JPMorgan Chase Bank, N.A.~~	~~€15,829,333.33~~	~~17.777777774%~~
~~Wells Fargo Bank, National Association~~	~~€15,829,333.33~~	~~17.777777774%~~
~~Bank of Montreal~~	~~€12,861,333.34~~	~~14.444444452%~~
~~Silicon Valley Bank~~	~~€10,882,666.66~~	~~12.222222215%~~
~~TD Bank, N.A.~~	~~€9,893,333.34~~	~~11.111111119%~~
~~HSBC Bank USA, N.A.~~	~~–€6,155,851.85~~	~~6.913580245%~~
~~HSBC UK Bank Plc~~	~~€1,758,814.81~~	~~1.975308637%~~
~~Total~~	~~€89,040,000.00~~	~~100.000000000%~~

~~REVOLVING CREDIT COMMITMENTS~~
~~(a) Revolving Credit Lender’s Revolving Credit Commitment~~
~~Lender~~	~~Commitment~~	~~Applicable Percentage~~
~~Bank of America, N.A.~~	~~$112,422,222.22~~	~~16.175859312%~~
~~Wells Fargo Bank, National Association~~	~~$112,422,222.22~~	~~16.175859312 %~~
~~PNC Bank, National Association~~	~~$127,000,000.00~~	~~18.273381295%~~
~~TD Bank, N.A.~~	~~$92,388,888.89~~	~~13.293365308%~~
~~JPMorgan Chase Bank, N.A.~~	~~$86,922,222.22~~	~~12.506794564%~~
~~Bank of Montreal~~	~~$64,055,555.56~~	~~9.216626700%~~
~~Silicon Valley Bank~~	~~$61,277,777.78~~	~~8.816946443%~~
~~HSBC Bank USA, N.A.~~	~~$30,197,530.87~~	~~4.344968470%~~
~~HSBC UK Bank Plc~~	~~$8,313,580.24~~	~~1.196198596%~~
~~Total~~	~~$695,000,000.00~~	~~100.000000000%~~

181

~~(b) Letter of Credit Sublimit~~
~~Lender~~	~~Letter of Credit Sublimit~~
~~Bank of America, N.A.~~	~~$20,000,000.00~~
~~Total:~~	~~$20,000,000.00~~

~~(c) Swing Line Sublimit~~
~~Swing Line Sublimit~~
~~Bank of America, N.A.~~	~~$10,000,000.00~~
~~Total:~~	~~$10,000,000.00~~

~~1 Note:  The Term Commitments were reduced to zero Euros (€0) on the Third Restatement Date after giving effect to the Term Borrowing on the Third Restatement Date.~~

Annex I

Schedule 2.01 to Credit Agreement

COMMITMENTS
AND APPLICABLE PERCENTAGES

Term Commitments
Lender	Commitment[1]	Applicable Percentage
Bank of America, N.A.	€15,217,236.96	18.756609095%
Wells Fargo Bank, National Association.	€15,217,236.96	18.756609095%
PNC Bank, National Association	€13,941,818.73	17.184541757%
TD Bank, N.A.	€12,909,091.41	15.911612738%
JPMorgan Chase Bank, N.A.	€10,637,091.32	13.111168896%
Silicon Valley Bank	€8,261,818.51	10.183432152%
Capital One, National Association	€4,945,706.11	6.096026267%
Total	€81,130,000.00	100.000000000%

[1]	Note: The Term Commitments were reduced to zero Euros (€0) on the Third Restatement Date after giving effect to the Term Borrowing on the Third Restatement Date.

Revolving Credit Commitments
(a) Revolving Credit Lender’s Revolving Credit Commitment
Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$130,358,433.21	18.756609095%
Wells Fargo Bank, National Association	$130,358,433.21	18.756609095%
PNC Bank, National Association	$119,432,565.21	17.184541757%
TD Bank, N.A.	$110,585,708.53	15.911612738%
JPMorgan Chase Bank, N.A.	$91,122,623.82	13.111168896%
Silicon Valley Bank	$70,774,853.46	10.183432152%
Capital One, National Association	$42,367,382.56	6.096026267%
Total	$695,000,000.00	100.000000000%

(b) Letter of Credit Sublimit
Lender	Letter of Credit Sublimit
Bank of America, N.A.	$20,000,000.00
Total:	$20,000,000.00

(c) Swing Line Sublimit
Swing Line Sublimit
Bank of America, N.A.	$10,000,000.00
Total:	$10,000,000.00

Supplement to Schedule 5.08(c) to Credit Agreement

“OMITTED”

Annex II

EXHIBIT A

FORM OF COMMITTED LOAN NOTICE

Date:  ___________, _____

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of December 31, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among NOVANTA CORPORATION, a Michigan corporation (the “Lead Borrower”), NOVANTA UK INVESTMENTS HOLDING LIMITED, a private limited company incorporated in England and Wales (the “U.K. Borrower”) NOVANTA EUROPE GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) formed and existing under the laws of Germany (the “German Borrower”), NOVANTA INC., a company continued and existing under the laws of the Province of New Brunswick, Canada, as Holdings and a Borrower, and jointly and severally together with the Lead Borrower, the U.K. Borrower, the German Borrower and each other Person to join the Agreement as a Borrower, collectively the “Borrowers” and each a “Borrower”), the other Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

[Name of Borrower] 2 hereby requests (select one):

☐ A Borrowing	☐ A conversion or continuation of Loans

1.On (a Business Day).

2.In the amount of [Dollars /Euros /Sterling].3

3.Comprised of .
[Type of Committed Loan requested]

4.For Term SOFR or Alternative Currency Term Rate Loans:  with an Interest Period of months.

The Revolving Credit Borrowing, if any, requested herein complies with the provisos to the first sentence of Section 2.01(b)(ii) of the Agreement.

[2]	Novanta Corporation may submit a Committed Loan Notice on behalf of any other Borrower.
[3]

Base Rate Loans shall be issued in Dollars only. Term SOFR Loans may be issued in Dollars only. For the avoidance of doubt, the German Borrower may borrow in Euros, Dollars or Sterling, provided that (i) any Borrowing by the German Borrower in Euros shall be at the Alternative Currency Term Rate, (ii) any Borrowing by the German Borrower in Dollars shall be at Term SOFR, and (iii) any Borrowing by the German Borrower in Sterling shall be at the Alternative Currency Daily Rate.

A-1

Form of Committed Loan Notice

[NOVANTA CORPORATION

By:

Name:

Title:  ]

[NOVANTA UK INVESTMENTS HOLDING LIMITED

By:

Name:

Title:  ]

[NOVANTA EUROPE GMBH

By:

Name:

Title:  ]

[NOVANTA INC.

By:

Name:

Title:  ]4

[4]	As each of Novanta UK Investments Holding Limited, Novanta Europe GmbH and Novanta Inc. is a Foreign Borrower, Base Rate Loans are not available to such Foreign Borrower.

A-2

Form of Committed Loan Notice

EXHIBIT C-1

FORM OF REVOLVING CREDIT NOTE

FOR VALUE RECEIVED, the undersigned (the “Borrowers”), hereby jointly and severally promise to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Revolving Credit Loan from time to time made by the Lender to the Borrowers under that certain Third Amended and Restated Credit Agreement, dated as of December 31, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrowers, Novanta Inc., a company continued and existing under the laws of the Province of New Brunswick, Canada (“Holdings” and a Borrower), the other Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The Borrowers promise to pay interest on the unpaid principal amount of each Revolving Credit Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.  Except as otherwise provided in Section 2.04(f) of the Agreement with respect to Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in the currency required or permitted by the Agreement in immediately available funds at the Administrative Agent’s Office.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Revolving Credit Note is one of the Revolving Credit Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  This Revolving Credit Note is also entitled to the benefits of the Guaranty and is secured by the Collateral.  Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Revolving Credit Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement.  Revolving Credit Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Revolving Credit Note and endorse thereon the date, Type (if applicable), amount and maturity of its Revolving Credit Loans and payments with respect thereto.

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Revolving Credit Note.

This Note is a registered obligation, transferable only upon notation in the Register, and no assignment hereof shall be effective until recorded therein.

[Remainder of page intentionally left blank]

C-1-1

Form of Revolving Credit Notice

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

NOVANTA CORPORATION

By:

Name:

Title:

NOVANTA UK INVESTMENTS HOLDING LIMITED

By:

Name:

Title:

NOVANTA EUROPE GMBH

By:

Name:

Title:

NOVANTA INC.

By:

Name:

Title:

C-1-2

Form of Revolving Credit Notice

LoanS AND PAYMENTS with respect thereto

Date	Type of Loan Made	Amount of Loan Made	Maturity Date	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

C-1-3

Form of Revolving Credit Notice

EXHIBIT C-2

FORM OF term NOTE

FOR VALUE RECEIVED, the undersigned (the “Borrowers”), hereby jointly and severally promise to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of the Term Loan from time to time made by the Lender to the Borrowers under that certain Third Amended and Restated Credit Agreement, dated as of December 31, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrowers, Novanta Inc., a company continued and existing under the laws of the Province of New Brunswick, Canada (“Holdings” and a Borrower), the other Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The Borrowers promise to pay interest on the unpaid principal amount of the Term Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.  All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in the currency required or permitted by the Agreement in immediately available funds at the Administrative Agent’s Office.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Term Note is one of the Term Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  This Term Note is also entitled to the benefits of the Guaranty and is secured by the Collateral.  Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement.  The Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loan and payments with respect thereto.

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Note.

This Note is a registered obligation, transferable only upon notation in the Register, and no assignment hereof shall be effective until recorded therein.

[Remainder of page intentionally left blank]

C-2-1

Form of Term Note

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

NOVANTA CORPORATION

By:

Name:

Title:

NOVANTA UK INVESTMENTS HOLDING LIMITED

By:

Name:

Title:

NOVANTA EUROPE GMBH

By:

Name:

Title:

NOVANTA INC.

By:

Name:

Title:

C-2-2

Form of Term Note

LoanS AND PAYMENTS with respect thereto

Date	Type of Loan Made	Amount of Loan Made	Maturity Date	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

C-2-3

Form of Term Note